                            Registration No. 33-13774

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-6

                                 POST-EFFECTIVE
                                AMENDMENT NO. 24


                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933

                              SEPARATE ACCOUNT FOUR
                                       OF
                             THE MANUFACTURERS LIFE
                          INSURANCE COMPANY OF AMERICA
                              (Exact name of trust)

                             THE MANUFACTURERS LIFE
                          INSURANCE COMPANY OF AMERICA
                               (Name of depositor)

                             500 N. Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of depositor's principal executive offices)


   JAMES D. GALLAGHER, ESQ.
   Secretary and General Counsel            Notice to:
   The Manufacturers Life                   J. Sumner Jones, Esq.
   Insurance Company of America             Jones & Blouch L.L.P., Suite 405W
   500 N. Woodward Avenue                   1025 Thomas Jefferson St., N.W.
   Bloomfield Hills, Michigan 48304               Washington, D.C. 20007
   (Name and Address of Agent for Service)




     It is proposed that this filing will become effective:
 ___ immediately upon filing pursuant to paragraph (b) of Rule 485

 _X_ on May 1, 1998 pursuant to paragraph (b) of Rule 485
 ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
 ___ on ____________________ pursuant to paragraph (a)(1) of Rule 485
 ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485

                             SEPARATE ACCOUNT FOUR
                                       OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                       Registration Statement on Form S-6
                             Cross-Reference Sheet



Form
N-8B-2
Item No.                      Caption in Prospectus




1 ----- Cover Page; General Information About Manufacturers Life of America, Separate Account Four, and Manufacturers Investment Trust (What Is Manufacturers Life of America's Separate Account Four?)



2 ----- Cover Page; General Information About Manufacturers Life of America, Separate Account Four, and Manufacturers Investment Trust (Who Are Manufacturers Life Of America And Manufacturers Life?)


3    ----- *

4    ----- Other Matters (Who Sells The Policies And What Are The Sales
     Commissions?)


5 ----- General Information About Manufacturers Life Of America, Separate Account Four, and Manufacturers Investment Trust (What Is Manufacturers Life of America's Separate Account Four?)



6 ----- General Information About Manufacturers Life of America, Separate Account Four, and Manufacturers Investment Trust (What Is Manufacturers Life of America's Separate Account Four?)


7    ----- *

8    ----- *

9    ----- Other Matters (Is There Any Litigation Pending?)

10   ----- Detailed Information About The Policies


11 ----- General Information About Manufacturers Life Of America, Separate Account Four, and Manufacturers Investment Trust (What Is Manufacturers Investment Trust?)



12 ----- General Information About Manufacturers Life Of America, Separate Account Four, and Manufacturers Investment Trust (What Is Manufacturers Investment Trust?)


13   ----- Detailed Information About The Policies (Charges)

14 ----- Detailed Information About the Policies (Premium Provisions -- What Are the Requirements and Procedures for Issuance of a Policy?); Other Matters (What Responsibilities Has Manufacturers Life Assumed?)

15 ----- Detailed Information About The Policies (Premium Provisions -- What Are the Requirements and Procedures for Issuance of a Policy?)

16   ----- **

17   ----- Detailed Information About The Policies (Policy Values -- How May a

     Policyowner Obtain the Net Cash Surrender Value?; Other Provisions -- When Are Proceeds Paid?)


18 ----- General Information About Manufacturers Life Of America, Separate Account Four, and Manufacturers Investment Trust



* Omitted since answer is negative or item is not applicable. ** Omitted.

Form
N-8B-2
Item No.                     Caption in Prospectus


19 ----- Detailed Information About The Policies (Other Provisions -- What Reports Will Be Sent To Policyowners?); Other Matters (What
     Responsibilities Has Manufacturers Life Assumed?)

20   ----- *

21   ----- Detailed Information About The Policies

22   ----- *

23   ----- **

24 ----- Detailed Information About the Policies (Other Provisions -- What Are The Other General Policy Provisions?)


25 ----- General Information About Manufacturers Life Of America, Separate Account Four, and Manufacturers Investment Trust (Who Are Manufacturers Life Of America And Manufacturers Life?)


26   ----- *

27   ----- **

28 ----- Other Matters (Who Are The Directors And Officers Of Manufacturers Life Of America?)


29 ----- General Information About Manufacturers Life Of America, Separate Account Four, and Manufacturers Investment Trust (Who Are Manufacturers Life Of America And Manufacturers Life?)


30   ----- *

31   ----- *

32   ----- *

33   ----- *

34   ----- *

35   ----- **

36   ----- *

37   ----- *

38 ----- Other Matters (Who Sells The Policies And What Are The Sales Commissions?; What Responsibilities Has Manufacturers Life Assumed?)

39 ----- Other Matters (Who Sells The Policies And What Are The Sales Commissions?)

40   ----- *

41   ----- **

42   ----- *

43   ----- *

44 ----- Detailed Information About The Policies (Policy Values -- What Is the Policy Value and How Is It Determined?)

45   ----- *

46 ----- Detailed Information About The Policies (Policy Values -- How May a Policyowner Obtain the Net Cash Surrender Value?; Other Provisions -- When Are Proceeds Paid?)


47   ----- General Information About Manufacturers Life Of America, Separate

     Account Four, and Manufacturers Investment Trust (What Is Manufacturers Investment Trust?)

48   ----- *

49   ----- *


* Omitted since answer is negative or item is not applicable. ** Omitted.

Form
N-8B-2
Item No.                         Caption in Prospectus



50 ----- General Information About Manufacturers Life Of America, Separate Account Four, and Manufacturers Investment Trust (What Is Manufacturers Life Of America's Separate Account Four?)


51   ----- Detailed Information About The Policies

52 ----- Detailed Information About The Policies (Other Provisions -- Under What Circumstances May Portfolio Shares Be Substituted?) 53 ----- **

54   ----- *

55   ----- *

56   ----- *

57   ----- *

58   ----- *

59   ----- Financial Statements


* Omitted since answer is negative or item is not applicable. ** Omitted.

                                     PART I

                                   PROSPECTUS

                                      LOGO

                              PROSPECTUSES FOR


                                     VUL
                           VARIABLE UNIVERSAL LIFE



                             A FLEXIBLE PREMIUM
                       VARIABLE LIFE INSURANCE POLICY

                                  Issued by

             THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                                   And for

                       MANUFACTURERS INVESTMENT TRUST



                              Printed May 1998

                          [MANULIFE FINANCIAL LOGO]

              PROSPECTUS

              THE MANUFACTURERS LIFE INSURANCE
              COMPANY OF AMERICA
              SEPARATE ACCOUNT FOUR
              FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the flexible premium variable life insurance policy (the "Policy") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America" or the "Company"), a stock life insurance company that is an indirect wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manufacturers Life"). The Policies are designed to provide lifetime insurance protection together with flexibility as to the timing and amount of premium payments, the investments underlying the Policy Value and the amount of insurance coverage. This flexibility allows the policyowner to pay premiums and adjust insurance coverage in light of his or her current financial circumstances and insurance needs. The Policies provide for: (1) a Net Cash Surrender Value that can be obtained by surrendering the Policy; (2) policy loans; and (3) an insurance benefit payable at the life insured's death. As long as a Policy remains in force, the death benefit will not be less than the current face amount of the Policy.


Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Four (the "Separate Account") to which the policyowner allocates net premiums. The assets of each sub-account will be used to purchase shares of a particular investment portfolio ( a "Portfolio") of Manufacturers Investment Trust. The accompanying prospectus for Manufacturers Investment Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios in which net premiums may be invested. The Portfolios available for allocation of net premiums are the following: Pacific Rim Emerging Markets Trust, Science & Technology Trust, International Small Cap Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust, Small/Mid Cap Trust, International Stock Trust, Worldwide Growth Trust, Global Equity Trust, Small Company Value Trust, Equity Trust, Growth Trust, Quantitative Equity Trust (formerly the Common Stock Fund), Equity Index Trust, Blue Chip Growth Trust, Real Estate Securities Trust, Value Trust, International Growth and Income Trust, Growth and Income Trust, Equity-Income Trust, Balanced Trust, Aggressive Asset Allocation Trust, Moderate Asset Allocation Trust, Conservative Asset Allocation Trust, High Yield Trust, Strategic Bond Trust, Global Government Bond Trust, Capital Growth Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust (collectively the "Manufacturers Trusts"). Other sub-accounts and Portfolios may be added in the future.


Prospective purchasers should note that it may not be advisable to purchase a Policy as a replacement for existing insurance.

BECAUSE OF THE SUBSTANTIAL NATURE OF THE SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT-TERM INVESTMENT PURPOSES. A POLICYOWNER CONTEMPLATING SURRENDER OF A POLICY SHOULD PAY SPECIAL ATTENTION TO THE REFUND RIGHTS DESCRIBED IN THIS PROSPECTUS, WHICH ARE AVAILABLE ONLY DURING THE FIRST TWO YEARS FOLLOWING ISSUANCE OF THE POLICY OR FOLLOWING AN INCREASE IN FACE AMOUNT. ALSO, POLICYOWNERS SHOULD NOTE THAT THEIR POLICY COULD BE A MODIFIED ENDOWMENT CONTRACT UNDER FEDERAL TAX LAW AND ANY POLICY LOAN OR SURRENDER MAY RESULT IN ADVERSE TAX CONSEQUENCES AND A PENALTY.

The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR MANUFACTURERS INVESTMENT TRUST.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Manufacturers Life Insurance
Company of America
500 North Woodward Avenue,
Bloomfield Hills, Michigan 48304

Service Office:
200 Bloor Street East
Toronto, Ontario, Canada M4W 1E5
TELEPHONE: 1 (800) 827-4546
             1 (800) VARILIN(E)


THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.

                              PROSPECTUS CONTENTS


                                                                PAGE
                                                                ----
DEFINITIONS.................................................       1
INTRODUCTION TO POLICIES....................................       1
GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA,
  SEPARATE ACCOUNT FOUR, AND MANUFACTURERS INVESTMENT
  TRUST.....................................................       9
     Who Are Manufacturers Life of America And Manufacturers
      Life?.................................................       9
     What Is Manufacturers Life of America's Separate
      Account Four?.........................................       9
     What Is Manufacturers Investment Trust?................      10
     What Are The Investment Objectives and Certain Policies
      Of The Portfolios?....................................      11
DETAILED INFORMATION ABOUT THE POLICIES.....................      15
  PREMIUM PROVISIONS........................................      15
     What Are The Requirements And Procedures For Issuance
      Of A Policy?..........................................      15
     What Limitations Apply To Premium Amounts?.............      16
     Is There A Death Benefit Guarantee?....................      16
     When Does A Policy Go Into Default?....................      17
     How Can A Terminated Policy Be Reinstated?.............      17
     How May Net Premiums Be Invested?......................      17
     Is There A Short-Term Cancellation Right, Or "Free
      Look"?................................................      18
     What Are The Conversion Privileges Of The Policy?......      18
  INSURANCE BENEFIT.........................................      18
     What Is The Insurance Benefit?.........................      18
     What Death Benefit Options Are Available?..............      18
     Can The Death Benefit Option Be Changed?...............      19
     Can The Face Amount Of A Policy Be Changed?............      20
  POLICY VALUES.............................................      21
     What Is The Policy Value And How Is It Determined?.....      21
     Transfers Of Policy Value..............................      22
     What Are The Provisions Governing Policy Loans?........      23
     How May A Policyowner Obtain The Net Cash Surrender
      Value?................................................      25
  CHARGES...................................................      26
     What Deductions Are Made From Premiums?................      26
     What Are The Surrender Charges?........................      27
     What Are The Monthly Deductions?.......................      30
     Are There Special Provisions For Group Or Sponsored
      Arrangements?.........................................      31
     Are There Special Provisions For Exchanges?............      31
     What Are The Risk Charges Assessed Against Separate
      Account Assets?.......................................      32
     Are There Other Relevant Charges?......................      32
  THE GENERAL ACCOUNT.......................................      34
     What Is The General Account?...........................      34
  OTHER PROVISIONS..........................................      34
     What Supplementary Benefits Are Available?.............      34
     Under What Circumstances May Portfolio Shares Be
      Substituted?..........................................      34
     What Are The Other General Policy Provisions?..........      35
     When Are Proceeds Paid?................................      35
     What Reports Will Be Sent To Policyowners?.............      35
  OTHER MATTERS.............................................      36
     What Is The Federal Tax Treatment Of The Policies?.....      36
     Tax Status Of The Policy...............................      36
     What Is The Tax Treatment Of Policy Benefits?..........      37
     What Are The Company's Tax Considerations?.............      39

                                                                PAGE
                                                                ----
     Who Sells The Policies And What Are The Sales
      Commissions?..........................................      40
     What Responsibilities Has Manufacturers Life
      Assumed?..............................................      40
     What Are The Voting Rights?............................      40
     Who Are The Directors And Officers Of Manufacturers
      Life of America?......................................      41
     What State Regulations Apply?..........................      42
     Is There Any Litigation Pending?.......................      42
     Where Can Further Information Be Found?................      42
     Legal Considerations...................................      43
     Legal Matters..........................................      43
     Experts................................................      43
     Year 2000 Issues.......................................      43
     Financial Statements...................................     F-1
     Appendix...............................................



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST.


You are urged to examine this prospectus carefully. The INTRODUCTION TO POLICIES will briefly describe the Flexible Premium Variable Life Insurance Policy. More detailed information will be found further in the prospectus.

DEFINITIONS

BUSINESS DAY -- any day that the net asset value of the underlying shares of a sub-account of the Separate Account is determined.

CASH SURRENDER VALUE -- the Policy Value less the deferred sales charge, the deferred underwriting charge and any outstanding monthly deductions due.

GUARANTEED INTEREST ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in the general account of Manufacturers Life of America.

INVESTMENT ACCOUNT -- that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

LOAN ACCOUNT -- that part of the Policy Value which reflects policy loans and interest credited to the Policy Value in connection with such loans.

MODIFIED POLICY DEBT -- as of any date the Policy Debt plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%.

NET CASH SURRENDER VALUE -- the Cash Surrender Value less the value in the Loan Account.

NET POLICY VALUE -- the Policy Value less the value in the Loan Account.

POLICY DEBT -- as of any date the aggregate amount of policy loans, including borrowed interest, less any loan repayments.

POLICY VALUE -- the sum of the values in the Loan Account, the Guaranteed Interest Account and the Investment Accounts.

SERVICE OFFICE -- the office we designate to service the Policies, which is shown on the cover page of this prospectus.

TARGET PREMIUM -- a premium amount used to measure the maximum deferred sales charge under a Policy. The Target Premium for the initial face amount is set forth in the Policy. The policyowner will be advised of the Target Premium for any increase in face amount.

WITHDRAWAL TIER AMOUNT -- as of any date the product of the Net Cash Surrender Value at the previous policy anniversary multiplied by 10%.

INTRODUCTION TO POLICIES

The following summary is intended to provide a general description of the most important features of the Policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt and the death benefit is not determined by the corridor percentage test (see "What Death Benefit Options are Available").

GENERAL. The Policy provides a death benefit in the event of the death of the life insured. There are two death benefit options. The policyowner may change death benefit options and may increase or decrease the face amount of the Policy.

Premium payments may be made at any time and in any amount, subject to certain limitations (see "What Limitations Apply to Premium Amounts").


After certain deductions, premiums will be allocated, according to the policyowner's instructions, to one or more of the general account and the sub-accounts of Manufacturers Life of America's Separate Account Four. Assets of the sub-accounts of Separate Account Four are invested in shares of a particular Portfolio of Manufacturers Investment Trust. Allocation instructions may be changed at any time and transfers among the accounts may be made (see "Transfers of Policy Value").

The Portfolios currently offered are the: Pacific Rim Emerging Markets Trust, Science & Technology Trust, International Small Cap Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust, Small/Mid Cap Trust, International Stock Trust, Worldwide Growth Trust, Global Equity Trust, Small Company Value Trust, Equity Trust, Growth Trust, Quantitative Equity Trust (formerly the Common Stock
Fund), Equity Index Trust, Blue Chip Growth Trust, Real Estate Securities Trust, Value Trust, International Growth and Income Trust, Growth and Income Trust, Equity-Income Trust, Balanced Trust, Aggressive Asset Allocation Trust, Moderate Asset Allocation Trust, Conservative Asset Allocation Trust, High Yield Trust, Strategic Bond Trust, Global Government Bond Trust, Capital Growth Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust (collectively the "Manufacturers Trusts"). Other sub-accounts and Portfolios may be added in the future.


The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which the policyowner has allocated premiums. The policyowner may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the Policy.

DEATH BENEFIT

DEATH BENEFIT OPTIONS. The policyowner elects to have the Policy's death benefit determined under one of two options:

     -  a death benefit equal to the face amount of the Policy, and

     - a death benefit equal to the face amount of the Policy plus the Policy Value.

Under either option, the death benefit may be increased to a multiple of the Policy Value to satisfy the corridor percentage test under the definition of life insurance in the Internal Revenue Code. (See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "What Is The Insurance Benefit?" and "What Death Benefit Options Are Available?")

THE POLICYOWNER MAY CHANGE THE DEATH BENEFIT OPTION. A change in the death benefit option may be requested after the Policy has been in force for two years. A change in death benefit option will be effective on a policy anniversary. (See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Can The Death Benefit Option Be Changed?")

THE POLICYOWNER MAY INCREASE THE FACE AMOUNT. After the Policy has been in force for one year, an increase in the face amount of the Policy may be requested once per policy year. An increase in the face amount is subject to satisfactory evidence of insurability and will usually result in the Policy's being subject to new surrender charges. (See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Can The Face Amount Of A Policy Be Changed?")

THE POLICYOWNER MAY DECREASE THE FACE AMOUNT. A decrease in the face amount may be requested after the Policy has been in force for one year, except during the one-year period following any increase in face amount. In addition, during the two-year period following an increase in face amount, the policyowner may choose to decrease the increased face amount and have the deferred sales charge for the increase reduced by the refund of any excess sales load attributable to the increase. A decrease in face amount will be effective only on a policy anniversary and may result in certain surrender charges being deducted from the Policy Value. (See DETAILED INFORMATION ABOUT THE POLICIES; INSURANCE BENEFIT -- "Can The Face Amount Of A Policy Be Changed?")

PREMIUM PAYMENTS ARE FLEXIBLE

The policyowner may pay premiums at any time and in any amount, subject to certain limitations. (See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "What Are The Requirements And Procedures For Issuance Of A Policy?" and "What Limitations Apply To Premium Amounts?")

In the first two policy years the policyowner must pay a minimum premium to keep the Policy in force. (See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "What Limitations Apply To Premium Amounts?" and "Is There A Death Benefit Guarantee?")

After the second policy year there is no minimum premium required; however, by complying with the minimum premium schedule for the Policy, the policyowner can ensure the Policy will not go into default prior to the life insured's reaching age 70. (See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "Is There A Death Benefit Guarantee?")

Certain maximum premium limitations apply to the Policy, ensuring the Policy qualifies as life insurance under rules defined in the Internal Revenue Code. (See DETAILED INFORMATION ABOUT THE POLICIES; PREMIUM PROVISIONS -- "What Limitations Apply To Premium Amounts?")

SUMMARY OF CHARGES AND DEDUCTIONS

Charges under the Policy are assessed as:

(1) Deductions from premiums

     -  3% sales charge


     - 2% state premium tax (except for Oregon where no premium tax is deducted)


(2) Surrender charges upon surrender, partial withdrawal, decrease in face amount or lapse

     -  deferred underwriting charge of $2-$6 for each $1,000 of face amount

     -  deferred sales charge of up to 47% of two Target Premiums

(3) Monthly Deductions

     -  administration charge of $6

     - cost of insurance charge (including $1 per $1,000 of face amount for policies less than $25,000)

     -  supplementary benefits charge

(4) Certain Transfers

     - a Dollar Cost Averaging transfer charge of $5 when Policy Value does not exceed $15,000

     - a charge of $25 per transfer for each transfer in excess of 12 in a policy year

(5) Separate Account Charges

     - mortality and expense risk charge of .65% per annum assessed daily against the value of the Separate Account assets

(6) Other Charges

Investment management fees paid by Manufacturers Investment Trust (excluding the Lifestyle Trusts) range from .25% to 1.10% of the assets of the Portfolios. Maximum expenses range from .15% to .75% of the assets of the Portfolios (excluding the Lifestyle Trusts). Because each Lifestyle Trust will invest in shares of Underlying Portfolios (all of the Portfolios except the Lifestyle Trusts) each will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios.

For a complete discussion of charges and deductions see the heading Charges And Deductions in this Introduction and the references therein.

INVESTMENT OPTIONS

After deductions for sales charges of 3% and state premium taxes of 2%, net premiums will be allocated, according to the policyowner's instructions, to any combination of the general account or one or more of the sub-accounts of Manufacturers Life of America's Separate Account Four.

Each of the sub-accounts of Separate Account Four invests its assets in the shares of one of the following:

-  Pacific Rim Emerging Markets Trust
-  Science & Technology Trust
-  International Small Cap Trust
-  Emerging Growth Trust
-  Pilgrim Baxter Growth Trust
-  Small/Mid Cap Trust
-  International Stock Trust
-  Worldwide Growth Trust
-  Global Equity Trust

-  Small Company Value Trust

-  Equity Trust
-  Growth Trust
-  Quantitative Equity Trust
-  Equity Index Trust
-  Blue Chip Growth Trust
-  Real Estate Securities Trust
-  Value Trust
-  International Growth and Income Trust
-  Growth and Income Trust
-  Equity-Income Trust
-  Balanced Trust
-  Aggressive Asset Allocation Trust
-  Moderate Asset Allocation Trust
-  Conservative Asset Allocation Trust
-  High Yield Trust
-  Strategic Bond Trust
-  Global Government Bond Trust
-  Capital Growth Bond Trust
-  Investment Quality Bond Trust
-  U.S. Government Securities Trust
-  Money Market Trust
-  Lifestyle Aggressive 1000 Trust
-  Lifestyle Growth 820 Trust
-  Lifestyle Balanced 640 Trust
-  Lifestyle Moderate 460 Trust
-  Lifestyle Conservative 280 Trust


The policyowner may change the allocation of net premiums among the general account and the sub-accounts at any time. (See GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, SEPARATE ACCOUNT FOUR, AND MANUFACTURERS INVESTMENT TRUST AND DETAILED INFORMATION ABOUT THE POLICIES; Premium Provisions -- "How May Net Premiums Be Invested?" and Policy Values -- "What Is The Policy Value And How Is It Determined?")


THE POLICY VALUE

The Policy has a Policy Value which reflects the following: premium payments made; deduction of charges described under "Charges And Deductions" below; investment performance of the sub-accounts to which amounts have been allocated; and interest credited by the Company to amounts allocated to the general account.

The Policy Value is the sum of the values in the Investment Accounts, the Guaranteed Interest Account and the Loan Account.

INVESTMENT ACCOUNT. An Investment Account is established under the Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. An Investment Account measures the interest of the Policy in the corresponding sub-account.

The value of each Investment Account under the Policy varies each Business Day and reflects the investment performance of the Portfolio shares held in the corresponding sub-account.

(See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "What Is The Policy Value And How Is It Determined?")

GUARANTEED INTEREST ACCOUNT. The Guaranteed Interest Account consists of that portion of the Policy Value based on net premiums allocated to and amounts transferred to the general account of the Company.

Manufacturers Life of America credits interest on amounts in the Guaranteed Interest Account at an effective annual rate guaranteed to be at least 4%. (See DETAILED INFORMATION ABOUT THE POLICIES; The General Account -- "What Is The General Account?")

LOAN ACCOUNT. When a policy loan is made, Manufacturers Life of America will establish a Loan Account under the Policy and will transfer an amount from the Investment Accounts and the Guaranteed Interest Account to the Loan Account.

The Company will credit interest to amounts in the Loan Account at an effective annual rate of at least 4%. The actual rate credited will be the rate charged on policy loans less an interest rate differential, which is currently 1.25%.

Under certain conditions the Company will credit interest to a portion of the amounts in the Loan Account at an effective annual rate equal to the rate charged on policy loans less 0.50%. (See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "What Are The Provisions Governing Policy Loans?")

TRANSFERS ARE PERMITTED. A policyowner may change the extent to which the Policy Value is based upon any specific sub-account of Separate Account Four or the Company's general account by requesting a transfer of a portion or all amounts in one account to another account.

Twelve transfers per policy year may be made. Excess transfers will be permitted at a cost of $25 per transfer. All transfer requests received at the same time are treated as a single transfer request. In addition transfers may be effected through the Dollar Cost Averaging or Asset Allocation Balancer transfer programs.

Certain restrictions may apply to transfer requests. (See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "What Is The Policy Value And How Is It Determined?" (Transfer of Policy Value))

USING THE POLICY VALUE

BORROWING AGAINST THE POLICY VALUE. After the first policy anniversary, the policyowner may borrow against the Policy Value. The minimum loan amount is $500.

Loan interest will be charged either on a fixed basis or on a variable basis. Interest on a fixed basis will be at an effective annual rate of 8%. Interest on a variable basis will be at an effective annual rate equal to the greater of 6% or the Moody's Corporate Bond Yield Average Monthly Average Corporates. (See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values "What Are The Provisions Governing Policy Loans?")

A POLICYOWNER MAY MAKE A PARTIAL WITHDRAWAL OF THE POLICY VALUE. After a Policy has been in force for two years the policyowner may make a partial withdrawal of the Policy Value. The minimum withdrawal amount is $500. The policyowner may specify that the withdrawal is to be made from a specific Investment Account or the Guaranteed Interest Account.

A partial withdrawal may result in a reduction in the face amount of the Policy. A partial withdrawal may also result in the assessment of a portion of the surrender charges to which the Policy is subject. (See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "How May A Policyowner Obtain The Net Cash Surrender Value?" and Charges -- "What Are The Surrender Charges?")

THE POLICY MAY BE SURRENDERED FOR ITS NET CASH SURRENDER VALUE. A Policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living.

The Net Cash Surrender Value is equal to the Policy Value less surrender charges and outstanding monthly deductions due minus the value of the Loan Account. Surrender of a Policy within 15 years after policy issue or following an increase in the face amount will usually result in assessment of surrender charges. (See DETAILED INFORMATION ABOUT THE POLICIES; Policy Values -- "How May A Policyowner Obtain The Net Cash Surrender Value?" and Charges -- "What Are The Surrender Charges?")

CHARGES AND DEDUCTIONS

CHARGES MADE FROM PREMIUM PAYMENTS. Two deductions are made when premiums are paid:

     -  a sales charge of 3% of premium, and


     - a charge of 2% for state premium taxes (except for Oregon where no premium tax is deducted).


The 3% sales charge and the deferred sales charge described below compensate the Company for some of the expenses of selling and distributing the Policies. (See DETAILED INFORMATION ABOUT THE POLICIES; Charges -- "What Deductions Are Made From Premiums?") A portion of the sales charge and the deferred sales charge may be subject to refund under certain circumstances. (See DETAILED INFORMATION ABOUT THE POLICIES; Charges -- "What Are The Surrender Charges?"; Refund Of Excess Sales Charges)

CHARGES ON SURRENDER. Manufacturers Life of America will usually deduct a deferred underwriting charge and a deferred sales charge if, during the 15 years following Policy issue or an increase in the face amount:

     -  the Policy is surrendered for its Net Cash Surrender Value,

     -  a partial withdrawal is made in excess of the Withdrawal Tier Amount,

     -  a decrease in face amount is requested, or

     -  the Policy lapses.

The deferred underwriting charge ranges from $2.00 to $6.00 for each $1,000 of face amount depending on the age of the life insured. The charge is guaranteed not to exceed $1,000 for each level of coverage.

The maximum deferred sales charge is 47% of premiums paid up to two Target Premiums.

The full amount of charges will be in effect for up to five years following issue of the Policy. Beginning no later than the sixth year these charges grade downward each month over a 10-year period. In the event of a face amount increase, the charges applicable to the increase, which will be at the same rates that would apply if a Policy were issued to the life insured at his or her then attained age, will be in effect for up to five years following such increase and thereafter grade downward over a 10-year period. (See DETAILED INFORMATION ABOUT THE POLICIES; Charges -- "What Are The Surrender Charges?")

SALES CHARGE REFUND. If the Policy is surrendered at any time during the first two years following issuance or following an increase in face amount or if the increase is cancelled during the two-year period following the increase or face amount decreased during the second year after issuance or after increase in face amount, Manufacturers Life of America will refund the difference, if any, between total sales charges deducted and the maximum sales charge allowable with respect to the Policy or the increase, as applicable. (See DETAILED INFORMATION ABOUT THE POLICIES; Charges -- "What Are The Surrender Charges?") If the Policy is surrendered after such two-year period, no refund will be available and the full amount of the surrender charge will apply.

MONTHLY CHARGES. At the beginning of each month Manufacturers Life of America deducts from the Policy Value:

     -  an administration charge of $6,

     - a charge for the cost of insurance (plus, if applicable, $1 per $1,000 of face amount for policies with a face amount of less than $25,000), and

     -  a charge for any supplementary benefits added to the Policy.

The cost of insurance charge varies based on the net amount at risk under the Policy and the applicable cost of insurance rate. Cost of insurance rates vary according to age, amount of coverage, duration of coverage, and sex and risk class of the life insured. The maximum cost of insurance rate that can be charged is guaranteed not to exceed the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. Currently, the cost of insurance rates assessed under the Policies are less than the maximum rates that can be charged.

The cost of insurance charge will reflect any extra charges for additional ratings as indicated in the Policy. (See DETAILED INFORMATION ABOUT THE POLICIES; Charges -- "What Are The Monthly Deductions?")

CHARGES FOR CERTAIN TRANSFERS. Charges will be imposed on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve in a policy year, and a $5 charge for each Dollar Cost Averaging transfer when Policy Value does not exceed $15,000. See Policy Values "Transfers of Policy Value."

CHARGES ASSESSED AGAINST ASSETS OF THE SEPARATE ACCOUNT. Manufacturers Life of America makes a daily charge to the Separate Account at an annual rate of .65% of the value of the Separate Account assets for the mortality and expense risks it assumes under the Policies. (See DETAILED INFORMATION ABOUT THE POLICIES; Charges -- "What Are The Risk Charges Assessed Against Separate Account Assets?")

OTHER CHARGES. Manufacturers Life of America reserves the right to charge or establish a provision for any federal, state or local taxes that may be attributable to the Separate Account or the operations of the Company with respect to the Policies. No such charge is currently made.

Certain expenses are, or will be, assessed against the assets of Portfolios, as follows:

INVESTMENT MANAGEMENT FEES AND EXPENSES


Investment management fees paid by Manufacturers Investment Trust (excluding the Lifestyle Trusts) range from .25% to 1.10% of the assets of the Portfolios. Maximum expenses range from .15% to .75% of the assets of the Portfolios (excluding the Lifestyle Trusts). Because each Lifestyle Trust will invest in shares of Underlying Portfolios each will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios. See DETAILED INFORMATION ABOUT THE POLICIES; Charges and Deductions -- "Other Charges."


SUPPLEMENTARY BENEFITS

A policyowner may choose to include certain supplementary benefits to the Policy. These supplementary benefits include life insurance for additional insured persons and a change of life insured option (corporate-owned Policies only) for Policies purchased before October 1, 1996 and a change of life insured option and flexible term insurance option for Policies purchased on or after October 1, 1996 and, if permitted by applicable state law, an accelerated death benefit. The cost of any supplementary benefits will be deducted from the Policy Value monthly. (See DETAILED INFORMATION ABOUT THE POLICIES; Other Provisions -- "What Supplementary Benefits Are Available?")

DEFAULT

The Policy will go into default (a) during the first two policy years, if the policyowner does not pay the required minimum premiums, or (b) after the second policy anniversary, if at the beginning of any policy month the Policy's Net Cash Surrender Value would go below zero after deducting the monthly charges then due. The Company will notify the policyowner in the event the Policy goes into default, and will allow a grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. If the required premium is not paid during the grace period the Policy will terminate. (See DETAILED INFORMATION ABOUT THE POLICIES; Premium Provisions -- "When Does A Policy Go Into Default?")

DEATH BENEFIT GUARANTEE

As long as the premiums paid by the policyowner at least equal the minimum premiums for the Policy, the Company guarantees that the Policy will not go into default prior to the life insured's age 70, regardless of the investment performance of the Funds underlying the Policy Value. (See DETAILED INFORMATION ABOUT THE POLICIES; Premium Provisions -- "Is There A Death Benefit Guarantee?")

REINSTATEMENT

A terminated policy may be reinstated by the policyowner within the five-year period following the date of termination, providing certain conditions are met. (See DETAILED INFORMATION ABOUT THE POLICIES; Premium Provisions -- "How Can A Terminated Policy Be Reinstated?")

FREE LOOK

A Policy may be returned for a full refund within the later of:

     -  10 days after it is received

     -  45 days after the application for the Policy is signed

     - 10 days after Manufacturers Life of America mails or delivers a notice of this right of withdrawal.

If a policyowner requests an increase in face amount which results in new surrender charges, these rights to cancel the increase will also apply. (See DETAILED INFORMATION ABOUT THE POLICIES; Premium Provisions -- "Is There A Short-Term Cancellation Right, Or 'Free Look?")

CONVERSION

At any time, the policyowner may convert the Policy to a fixed benefit Policy with a Policy Value, other values based on the Policy Value and a death benefit which is determinable and guaranteed. The conversion is effected by transferring the Policy Value in all of the Investment Accounts to the Guaranteed Interest Account. (See DETAILED INFORMATION ABOUT THE POLICIES; Premium
Provisions -- "What Are The Conversion Privileges Of The Policy?")

FEDERAL TAX MATTERS

Manufacturers Life of America believes that a Policy issued on a standard risk class basis should meet the definition of a life insurance contract as set forth in Section 7702 of the Internal Revenue Code of 1986. With respect to a Policy issued on a substandard basis, there is less guidance available to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the policyowner pays the full amount of premiums permitted under such a Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax payments, a policyowner should not be deemed to be in constructive receipt of Policy Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds. See Other Matters "What Is The Federal Tax Treatment Of The Policies?" (Tax Status Of The Policy).

Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of investment in the Policy. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. See Other Matters "What Is The Tax Treatment Of Policy Benefits?" (Tax Treatment Of Policy Benefits).

If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of investment in the Policy and then a disbursement of taxable income. Moreover, loans will not be treated as distributions. A policyowner considering the use of systematic policy loans as one element of a comprehensive retirement income plan should consult his or her personal tax adviser regarding the potential tax consequences if such loans were to so reduce Policy Value that the Policy would lapse, absent additional payments. The premium payment necessary to avert lapse would increase with the age of the insured. Finally, neither distributions nor loans under a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. See Other Matters "What Is The Tax Treatment Of Policy Benefits?" (Distributions From Policies Not Classified As Modified Endowment Contracts).

The United States Congress has in the past considered, and in the future may consider legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, or adopt new interpretations of existing laws, state tax laws or, if the policyowner is not a United States resident, foreign tax laws, which may affect the tax consequences to him or her, the lives insured or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have a retroactive effect regardless of the date of enactment. The Company suggests that a tax adviser be consulted.

ESTATE AND GENERATION-SKIPPING TAXES

The proceeds of this life insurance policy may be taxable under Estate and Generation-Skipping Tax provisions of the Internal Revenue Code. The policyowner should consult his or her tax adviser regarding these taxes.


GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, SEPARATE ACCOUNT FOUR, AND MANUFACTURERS INVESTMENT TRUST


WHO ARE MANUFACTURERS LIFE OF AMERICA AND MANUFACTURERS LIFE?

Manufacturers Life of America, a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.), ("Manufacturers USA") is a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. It is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Manufacturers USA, a life insurance company organized in 1955 under the laws of Maine and redomesticated under the laws of Michigan on December 30, 1992, is a wholly-owned subsidiary of Manulife Reinsurance Corporation (U.S.A.), a life insurance company organized in 1983 under the laws of Michigan which in turn is a wholly-owned subsidiary of Manufacturers Life, a mutual life insurance company based in Toronto, Canada. Manufacturers Life and its subsidiaries, together, constitute one of the largest life insurance companies in North America and rank among the 60 largest life insurers in the world as measured by assets. Manufacturers Life and Manufacturers Life of America have received the following ratings from independent rating agencies:
Standard and Poor's Insurance Rating Service -- AA+ (for claims paying ability), A.M. Best Company -- A++ (for financial strength), Duff & Phelps Credit Rating Co. -- AAA (for claims paying ability), and Moody's Investors Service, Inc. -- Aa3 (for financial strength). However, neither Manufacturers Life of America nor Manufacturers Life guarantees the investment performance of the Separate Account.

WHAT IS MANUFACTURERS LIFE OF AMERICA'S SEPARATE ACCOUNT FOUR?

Manufacturers Life of America established its Separate Account Four on March 17, 1987 as a separate account under Pennsylvania law. Since December 9, 1992, it has been operated under Michigan law. The Separate Account holds assets that are segregated from all of Manufacturers Life of America's other assets. The Separate Account is currently used only to support variable life insurance policies.

Manufacturers Life of America is the legal owner of the assets in the Separate Account. The income, gains and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manufacturers Life of America.

The Separate Account is registered with the Securities and Exchange Commission ("S.E.C.") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the S.E.C. of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of America.


WHAT IS MANUFACTURERS INVESTMENT TRUST?


Each sub-account of the Separate Account will purchase shares only of a particular Portfolio of Manufacturers Investment Trust. Manufacturers Investment Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Manufacturers Trust at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

Manufacturers Investment Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manufacturers Life of America will also purchase shares through its general account for certain limited purposes including initial Portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Manufacturers Investment Trust prospectus.

Manufacturers Investment Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940. Manufacturers Investment Trust also employs subadvisers. The following subadvisers provide investment subadvisory services to the indicated portfolios:


                      PORTFOLIO                                          SUBADVISER
                      ---------                                          ----------
AGGRESSIVE GROWTH PORTFOLIOS
     Pacific Rim Emerging Markets Trust               Manufacturers Adviser Corporation*
     Science & Technology Trust                       T. Rowe Price Associates, Inc.
     International Small Cap Trust                    Founders Asset Management, Inc.
     Emerging Growth Trust                            Warburg, Pincus Counsellors, Inc.
     Pilgrim Baxter Growth Trust                      Pilgrim Baxter & Associates, Ltd.
     Small/Mid Cap Trust                              Fred Alger Management, Inc.
     International Stock Trust                        Rowe Price-Fleming International, Inc.
GROWTH PORTFOLIOS
     Worldwide Growth Trust                           Founders Asset Management, Inc.
     Global Equity Trust                              Morgan Stanley Asset Management Inc.
     Small Company Value Trust                        Rosenberg Institutional Equity Management
     Equity Trust                                     Fidelity Management Trust Company
     Growth Trust                                     Founders Asset Management, Inc.
     Quantitative Equity Trust                        Manufacturers Adviser Corporation*
     (formerly Common Stock Fund)

     Equity Index Trust                               Manufacturers Adviser Corporation*
     Blue Chip Growth Trust                           T. Rowe Price Associates, Inc.
     Real Estate Securities Trust                     Manufacturers Adviser Corporation*

                      PORTFOLIO                                          SUBADVISER
                      ---------                                          ----------
GROWTH & INCOME PORTFOLIOS
     Value Trust                                      Miller Anderson & Sherrerd, LLP
     International Growth and Income Trust            J.P. Morgan Investment Management Inc.
     Growth and Income Trust                          Wellington Management Company
     Equity-Income Trust                              T. Rowe Price Associates, Inc.
BALANCED PORTFOLIOS
     Balanced Trust                                   Founders Asset Management, Inc.
     Aggressive Asset Allocation Trust                Fidelity Management Trust Company
     Moderate Asset Allocation Trust                  Fidelity Management Trust Company
     Conservative Asset Allocation Trust              Fidelity Management Trust Company
BOND PORTFOLIOS
     High Yield Trust                                 Miller Anderson & Sherrerd, LLP
     Strategic Bond Trust                             Salomon Brothers Asset Management Inc
     Global Government Bond Trust                     Oechsle International Advisors, L.P.
     Capital Growth Bond Trust                        Manufacturers Adviser Corporation*
     Investment Quality Bond Trust                    Wellington Management Company
     U.S. Government Securities Trust                 Salomon Brothers Asset Management Inc
MONEY MARKET PORTFOLIOS
     Money Market Trust                               Manufacturers Adviser Corporation*
LIFESTYLE PORTFOLIOS
     Lifestyle Aggressive 1000 Trust                  Manufacturers Adviser Corporation*
     Lifestyle Growth 820 Trust                       Manufacturers Adviser Corporation*
     Lifestyle Balanced 640 Trust                     Manufacturers Adviser Corporation*
     Lifestyle Moderate 460 Trust                     Manufacturers Adviser Corporation*
     Lifestyle Conservative 280 Trust                 Manufacturers Adviser Corporation*

* Manufacturers Adviser Corporation is an indirect wholly-owned subsidiary of Manufacturers Life.

WHAT ARE THE INVESTMENT OBJECTIVES AND CERTAIN POLICIES OF THE PORTFOLIOS?

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met.

AGGRESSIVE GROWTH PORTFOLIOS

PACIFIC RIM EMERGING MARKETS TRUST. The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital. Manufacturers Adviser Corporation ("MAC") manages the Pacific Rim Emerging Markets Trust and seeks to achieve this investment objective by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries of the Pacific Rim region.

SCIENCE & TECHNOLOGY TRUST. The investment objective of the Science & Technology Trust is long-term growth of capital. Current income is incidental to the portfolio's objective. T. Rowe Price Associates, Inc. manages the Science & Technology Trust.

INTERNATIONAL SMALL CAP TRUST. The investment objective of the International Small Cap Trust is to seek long-term capital appreciation. Founders Asset Management, Inc. ("Founders") manages the International Small Cap Trust and will pursue this objective by investing primarily in securities issued by foreign companies which have total market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

EMERGING GROWTH TRUST. The investment objective of the Emerging Growth Trust is maximum capital appreciation. Warburg, Pincus Counsellors, Inc. manages the Emerging Growth Trust and will pursue this objective by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Growth Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

PILGRIM BAXTER GROWTH TRUST. The investment objective of the Pilgrim Baxter Growth Trust is capital appreciation. Pilgrim Baxter & Associates, Ltd. ("PBHG") manages the Pilgrim Baxter Growth Trust and seeks to achieve its objective by investing in companies believed by PBHG to have an outlook for strong earnings growth and the potential for significant capital appreciation.

SMALL/MID CAP TRUST. The investment objective of the Small/Mid Cap Trust is to seek long term capital appreciation. Fred Alger Management, Inc. manages the Small/Mid Cap Trust and will pursue this objective by investing at least 65% of the portfolio's total assets (except during temporary defensive periods) in small/mid cap equity securities.

INTERNATIONAL STOCK TRUST. The investment objective of the International Stock Trust is to achieve long-term growth of capital. Rowe Price-Fleming International, Inc. manages the International Stock Trust and seeks to obtain this objective by investing primarily in common stocks of established, non-U.S. companies.

GROWTH PORTFOLIOS

WORLDWIDE GROWTH TRUST. The investment objective of the Worldwide Growth Trust is long-term growth of capital. Founders manages the Worldwide Growth Trust and seeks to attain this objective by normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.

GLOBAL EQUITY TRUST. The investment objective of the Global Equity Trust is long-term capital appreciation. Morgan Stanley Asset Management Inc. manages the Global Equity Trust and intends to pursue this objective by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.


SMALL COMPANY VALUE TRUST. The investment objective of the Small Company Value Trust is long-term growth of capital. Rosenberg Institutional Equity Management manages the Small Company Value Trust and intends to pursue this objective by investing in equity securities of smaller companies which are traded principally in the markets of the United States.


EQUITY TRUST. The principal investment objective of the Equity Trust is growth of capital. Current income is a secondary consideration although growth of income may accompany growth of capital. Fidelity Management Trust Company manages the Equity Trust and seeks to attain the foregoing objective by investing primarily in common stocks of United States issuers or securities convertible into or which carry the right to buy common stocks.

GROWTH TRUST. The investment objective of the Growth Trust is to seek long-term growth of capital. Founders manages the Growth Trust and will pursue this objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of well-established, high-quality growth companies that Founders believes have the potential to increase earnings faster than the rest of the market.

QUANTITATIVE EQUITY TRUST (FORMERLY COMMON STOCK FUND). The investment objective of the Quantitative Equity Trust is to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above-average rate of return. MAC manages the Quantitative Equity Trust.

EQUITY INDEX TRUST. The investment objective of the Equity Index Trust is to achieve investment results which approximate the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. MAC manages the Equity Index Trust.

BLUE CHIP GROWTH TRUST. The primary investment objective of the Blue Chip Growth Trust is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Portfolio are expected to pay dividends. T. Rowe Price Associates, Inc. manages the Blue Chip Growth Trust.

REAL ESTATE SECURITIES TRUST. The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. MAC manages the Real Estate Securities Trust.

GROWTH & INCOME PORTFOLIOS

VALUE TRUST. The investment objective of the Value Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Miller Anderson & Sherrerd, LLP ("MAS") manages the Value Trust and seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

INTERNATIONAL GROWTH AND INCOME TRUST. The investment objective of the International Growth and Income Trust is to seek long-term growth of capital and income. The portfolio is designed for investors with a long-term investment horizon who want to take advantage of investment opportunities outside the United States. J.P. Morgan Investment Management Inc. manages the International Growth and Income Trust.

GROWTH AND INCOME TRUST. The investment objective of the Growth and Income Trust is to provide long-term growth of capital and income consistent with prudent investment risk. Wellington Management Company manages the Growth and Income Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management Company believes are of high quality.

EQUITY-INCOME TRUST. The investment objective of the Equity-Income Trust (prior to December 31, 1996, the "Value Equity Trust") is to provide substantial dividend income and also long term capital appreciation. T. Rowe Price Associates, Inc. manages the Equity-Income Trust and seeks to attain this objective by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

BALANCED PORTFOLIOS

BALANCED TRUST. The investment objective of the Balanced Trust is current income and capital appreciation. Founders Asset Management, Inc. is the manager of the Balanced Trust and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

AUTOMATIC ASSET ALLOCATION TRUSTS (AGGRESSIVE, MODERATE AND CONSERVATIVE). The investment objective of each of the Automatic Asset Allocation Trusts is to realize the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive. The amount of each Portfolio's assets invested in each category of securities -- debt, equity, and money market -- is dependent upon the judgment of Fidelity Management Trust Company as to what percentages of each Portfolio's assets in each category will contribute to the limitation of risk and the achievement of its investment objective.

BOND PORTFOLIOS

HIGH YIELD TRUST. The investment objective of High Yield Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. MAS manages the High Yield Trust and seeks to attain this objective by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

STRATEGIC BOND TRUST. The investment objective of the Strategic Bond Trust is to seek a high level of total return consistent with preservation of capital. The Strategic Bond Trust seeks to achieve its objective by giving its Subadviser, Salomon Brothers Asset Management Inc ("SBAM") broad discretion to deploy the Strategic

Bond Trust's assets among certain segments of the fixed-income market as SBAM believes will best contribute to the achievement of the portfolio's objective.

GLOBAL GOVERNMENT BOND TRUST. The investment objective of the Global Government Bond Trust is to seek a high level of total return by placing primary emphasis on high current income and the preservation of capital. Oechsle International Advisors, L.P. manages the Global Government Bond Trust and intends to pursue this objective by investing primarily in a selected global portfolio of high-quality, fixed-income securities of foreign and U.S. governmental entities and supranational issuers.

CAPITAL GROWTH BOND TRUST. The investment objective of the Capital Growth Bond Trust is to achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration. MAC manages the Capital Growth Bond Trust. The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income.

INVESTMENT QUALITY BOND TRUST. The investment objective of the Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity. Wellington Management Company manages the Investment Quality Bond Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

U.S. GOVERNMENT SECURITIES TRUST. The investment objective of the U.S. Government Securities Trust is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. SBAM manages the U.S. Government Securities Trust and seeks to attain its objective by investing a substantial portion of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

MONEY MARKET PORTFOLIO

MONEY MARKET TRUST. The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity. MAC manages the Money Market Trust and seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments.

LIFESTYLE PORTFOLIOS

LIFESTYLE AGGRESSIVE 1000 TRUST. The investment objective of the Lifestyle Aggressive 1000 Trust is to provide long term growth of capital. Current income is not a consideration. MAC seeks to achieve this objective by investing approximately 100% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE GROWTH 820 TRUST. The investment objective of the Lifestyle Growth 820 Trust is to provide long term growth of capital with consideration also given to current income. MAC seeks to achieve this objective by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE BALANCED 640 TRUST. The investment objective of the Lifestyle Balanced 640 Trust is to provide a balance between high level of current income and growth of capital with a greater emphasis given to capital growth. MAC seeks to achieve this objective by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE MODERATE 460 TRUST. The investment objective of the Lifestyle Moderate 460 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income. MAC seeks to achieve this objective by investing approximately 60% of the Lifestyle Trust's assets in

Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE CONSERVATIVE 280 TRUST. The investment objective of the Lifestyle Conservative 280 Trust is to provide a high level of current income with some consideration also given to growth of capital. MAC seeks to achieve this objective by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.


A full description of the Manufacturers Investment Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Manufacturers Investment Trust prospectus, which should be read together with this prospectus.


DETAILED INFORMATION ABOUT THE POLICIES

PREMIUM PROVISIONS

WHAT ARE THE REQUIREMENTS AND PROCEDURES FOR ISSUANCE OF A POLICY?


To purchase a Policy, an applicant must submit a completed application. Manufacturers Life of America will issue a Policy only if it has a face amount of at least $25,000, except for Policies issued under group or sponsored arrangements in which case the minimum face amount is $10,000. A Policy will generally be issued to persons between ages 20 and 80. In certain circumstances the Company may at its sole discretion issue a Policy to persons above age 80. Before issuing a Policy, Manufacturers Life of America will require evidence of insurability satisfactory to it. A life insured meeting standard underwriting rules will have a risk class of either "standard" or "nonsmoker." Persons failing to meet standard underwriting requirements may be eligible for a Policy with an additional rating assigned to it. Acceptance of an application is subject to the Company's insurance underwriting rules. Each Policy is issued with a policy date from which policy years, policy months and policy anniversaries are all determined. Each Policy also has an effective date which is the date the Company becomes obligated under the Policy and when the first monthly deductions are taken. If an application is accompanied by a check for all or a portion of the initial premium and the application is accepted, the policy date will be the date the application and check were received at the Manufacturers Life of America Service Office and the effective date will be the date Manufacturers Life of America's underwriters approve issuance of the Policy. If an application is accompanied by a check for all or a portion of the initial premium, the life insured may be covered under the terms of a conditional insurance agreement until the effective date. If an application accepted by the Company is not accompanied by a check for the initial premium, the Policy will be issued with a policy date which is seven days after issuance of the Policy and with an effective date which is the date the Service Office receives at least the initial planned premium. In certain situations a different policy date may be used. The initial planned premium must be received within 60 days after the policy date. If the premium is not paid or if the application is rejected, the Policy will be cancelled and any partial premiums paid will be returned to the applicant.


Under certain circumstances a Policy may be issued with a backdated policy date. A Policy will not be backdated more than six months before the date of the application for the Policy. Monthly deductions will be made for the period the policy date is backdated.

All premiums received prior to the effective date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust. On the effective date, the premiums paid plus interest credited, net of deductions for federal, state and local taxes, will be allocated among the Investment Accounts or the Guaranteed Interest Account in accordance with the policyowner's instructions.

All premiums received on or after the effective date will be allocated among Investment Accounts or the Guaranteed Interest Account as of the date the premiums were received at the Manufacturers Life of America Service Office. Monthly deductions are due on the policy date and at the beginning of each policy month thereafter. However, if due prior to the effective date, they will be taken on the effective date instead of the dates they were due.

WHAT LIMITATIONS APPLY TO PREMIUM AMOUNTS?

After the payment of the initial premium, premiums may be paid at any time and in any amount during the lifetime of the life insured, subject to the limitations on premium amount and the minimum premium requirement described below. Premiums after the first must be paid to the Manufacturers Life of America Service Office. Unlike traditional insurance, premiums are not payable at specified intervals and in specified amounts. A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. The planned premium during the first two policy years must be such that the minimum premium requirement will be met. Manufacturers Life of America will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner, unless payment is being made pursuant to a pre-authorized payment plan. However, the policyowner is under no obligation to make the indicated payment.

Manufacturers Life of America will not accept any premium payment which is less than $50, unless the premium is payable pursuant to a pre-authorized payment plan. In that case the Company will accept a payment of as little as $10. Manufacturers Life of America may change these minimums on 90 days' written notice. The Policies also limit the sum of the premiums that may be paid at any time so as to preserve the qualification of the Policies as life insurance for federal tax purposes. These limitations are set forth in each Policy. Manufacturers Life of America reserves the right to refuse or refund any premium payments that may cause the Policy to fail to qualify as life insurance under applicable tax law.

MINIMUM PREMIUM REQUIREMENT. The Policy provides for a minimum premium requirement. The minimum premium requirement is met if at the beginning of each policy month the sum of all premiums paid less any partial withdrawals and any Policy Debt is at least equal to the sum of the minimum monthly premiums since the policy date. The minimum premium as an annualized amount is set forth in the Policy. It is subject to change if the face amount of the Policy or the death benefit option is changed (see Insurance Benefit -- "Can The Death Benefit Option Be Changed?" and "Can The Face Amount Of A Policy Be Changed?") or if there is any change in the supplementary benefits added to the Policy or in the rate classification of the life insured.

IS THERE A DEATH BENEFIT GUARANTEE?

If the minimum premium requirement is met, Manufacturers Life of America will guarantee that the Policy will not go into default even if a combination of policy loans, adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to be insufficient to meet the monthly deduction due at the beginning of a policy month. If the guarantee is in effect, Manufacturers Life of America will not allow the Net Policy Value to go below zero, although it will continue to assess a monthly deduction at the beginning of each policy month until the Net Policy Value should fall to zero. The guarantee provides assurance to the policyowner that the Policy will remain in force regardless of the investment performance of the sub-accounts selected by the policyowner, provided the policyowner has satisfied the minimum premium requirement.

The death benefit guarantee will expire on the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date. While the guarantee is in effect, Manufacturers Life of America will determine at the beginning of each policy month whether the minimum premium requirement has been met. If it has not been met, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the death benefit guarantee in effect. The required payment will be equal to the minimum premium due at the date the minimum premium requirement was not met plus the minimum premium due for the next two policy months. If the required payment is not received by the end of the grace period, the death benefit guarantee will terminate. Once it is terminated, it cannot be reinstated.

WHEN DOES A POLICY GO INTO DEFAULT?

DEFAULT PRIOR TO SECOND POLICY ANNIVERSARY. If the minimum premium requirement should not be met at the beginning of any policy month during the first two policy years, the Policy will go into default. Manufacturers Life of America will notify the policyowner of the default and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required premium will be equal to the minimum premium due at the date of default plus the minimum premium due for the next two policy months. If the required payment is not received by the end of the grace period, the Policy will terminate and the Net Cash Surrender Value as of the date of default less the monthly deduction then due will be paid to the policyowner together with any refund of excess sales loading to which the policyowner is entitled. See Charges -- "What Are The Surrender Charges?"

DEFAULT AFTER SECOND POLICY ANNIVERSARY. If the death benefit guarantee is no longer in effect, a Policy will go into default after the second policy anniversary if at the beginning of any policy month the Policy's Net Cash Surrender Value would go below zero after deducting the monthly deduction then due. As with a default during the first two policy years, Manufacturers Life of America will notify the policyowner of the default and will allow a 61-day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero at the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter. If the required payment is not received by the end of the grace period, the Policy will terminate and the Net Cash Surrender Value as of the date of default less the monthly deduction then due will be paid to the policyowner together with any refund of excess sales loading to which the policyowner is entitled. See Charges -- "What Are The Surrender Charges?" If the life insured should die during the grace period following a Policy's going into default, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit payable will be reduced by any outstanding monthly deductions due at the time of death.

HOW CAN A TERMINATED POLICY BE REINSTATED?

A policyowner can reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) The Policy must not have been surrendered for its Net Cash Surrender Value;

(b) Evidence of the life insured's insurability satisfactory to Manufacturers Life of America is furnished to it;

(c) A premium equal to the payment required during the grace period following default to keep the Policy in force is paid to Manufacturers Life of America; and

(d) An amount equal to any amounts paid by Manufacturers Life of America in connection with the termination of the Policy is repaid to Manufacturers Life of America.

If the reinstatement is approved, the date of reinstatement will be the later of the date of the policyowner's written request or the date the required payment is received at the Manufacturers Life of America Service Office.

HOW MAY NET PREMIUMS BE INVESTED?

Net premiums (gross premiums less the premium tax deduction and sales charge) may be allocated to either the Guaranteed Interest Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Guaranteed Interest Account are made as a percentage of the net premium. The percentage allocation to any account may be any whole number between zero and 100, provided the total percentage allocations equal 100. A policyowner may change the way in which net premiums are allocated at any time without charge. The change will take effect on the date a written or telephonic request for change satisfactory to the Company is received at the Manufacturers Life of America Service Office.

IS THERE A SHORT-TERM CANCELLATION RIGHT, OR "FREE LOOK"?

A Policy may be returned for a full refund within 10 days after it is received, within 45 days after the application for the Policy is signed, or within 10 days after Manufacturers Life of America mails or delivers a notice of right of withdrawal, whichever is latest. The Policy can be mailed or delivered to the Manufacturers Life of America agent who sold it or to the Manufacturers Life of America Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, Manufacturers Life of America will refund any premium paid. Manufacturers Life of America reserves the right to delay the refund of any premium paid by check until the check has cleared.

If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If cancelled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the free look period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

WHAT ARE THE CONVERSION PRIVILEGES OF THE POLICY?

The policyowner may effectively convert his or her Policy to a fixed benefit policy by transferring the Policy Value in all of the Investment Accounts to the Guaranteed Interest Account and by changing his or her allocation of net premiums entirely to the Guaranteed Interest Account. As long as the entire Policy Value is allocated to the Guaranteed Interest Account, the Policy Value, other values based thereon and the death benefit will be determinable and guaranteed. The Investment Account values to be transferred to the Guaranteed Interest Account will be determined as of the Business Day on which Manufacturers Life of America receives the request for conversion. There will be no change in the issue age, risk class of the life insured or face amount as a result of the conversion. A transfer of any or all of the Policy Value to the Guaranteed Interest Account can be made at any time, even if a prior transfer has been made during the policy month.

INSURANCE BENEFIT

WHAT IS THE INSURANCE BENEFIT?

If the Policy is in force at the time of the life insured's death, Manufacturers Life of America will pay an insurance benefit based on the death benefit option selected by the policyowner upon receipt of due proof of death. The amount payable will be the death benefit under the selected option, plus any amounts payable under any supplementary benefits added to the Policy, less the value of the Loan Account at the date of death. The insurance benefit will be paid in one sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, Manufacturers Life of America will pay interest from the date of death to the date of payment. If the life insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and Manufacturers Life of America will pay only the Net Cash Surrender Value.

WHAT DEATH BENEFIT OPTIONS ARE AVAILABLE?

The Policies permit the policyowner to select one of two death benefit options, Option 1 and Option 2. Under Option 1 the death benefit is the face amount of the Policy at the date of death or, if greater, the Policy Value at the date of death multiplied by the applicable percentage in the table set forth below. Under Option 2 the death benefit is the face amount of the Policy plus the Policy Value at the date of death or, if greater, the Policy Value at the date of death multiplied by the applicable percentage in the following table:

      ATTAINED           CORRIDOR
         AGE            PERCENTAGE
     40 & below            250%
         41                243
         42                236
         43                229
         44                222
         45                215
         46                209
         47                203
         48                197
         49                191
         50                185

      ATTAINED           CORRIDOR
         AGE            PERCENTAGE
         51                178%
         52                171
         53                164
         54                157
         55                150
         56                146
         57                142
         58                138
         59                134
         60                130
         61                128

      ATTAINED           CORRIDOR
         AGE            PERCENTAGE
         62                126%
         63                124
         64                122
         65                120
         66                119
         67                118
         68                117
         69                116
         70                115
         71                113
         72                111

      ATTAINED           CORRIDOR
         AGE            PERCENTAGE
         73                109%
         74                107
        75-90              105
         91                104
         92                103
         93                102
         94                101
     95 & above            100

Regardless of which death benefit option is in effect, the relationship of Policy Value to death benefit will change whenever the "corridor percentages" are used to determine the amount of the death benefit, in other words, whenever multiplying the Policy Value by the applicable percentage set forth in the above table results in a greater death benefit than would otherwise apply under the selected option. For example, assume the life insured under a Policy with a face amount of $100,000 has an attained age of 40. If Option 1 is in effect, the corridor percentage will produce a greater death benefit whenever the Policy Value exceeds $40,000 (250% X $40,000 = $100,000). If the Policy Value is less than $40,000, an incremental change in Policy Value, up or down, will have no effect on the death benefit. If the Policy Value is greater than $40,000, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5. Thus, if the Policy Value were to increase to $40,010, the death benefit would be increased to $100,025 (250% X $40,010 = $100,025).

If Option 2 were in effect in the above example, the corridor percentage would produce a greater death benefit whenever the Policy Value exceeded $66,667. At that point the death benefit produced by multiplying the Policy Value by 250% would result in a greater amount than adding the Policy Value to the face amount of the Policy. If the Policy Value is less than $66,667, an incremental change in Policy Value will have a dollar-for-dollar effect on the death benefit. If the Policy Value is greater than $66,667, an incremental change in Policy Value will result in a change in the death benefit by a factor of 2.5 in the same manner as would be the case under Option 1 when the corridor percentage determined the death benefit.

CAN THE DEATH BENEFIT OPTION BE CHANGED?

The death benefit option is selected initially by the policyowner in the application. After the Policy has been in force for two years the death benefit option may be changed effective with a policy anniversary. Written request for a change must be received by Manufacturers Life of America at least 30 days prior to a policy anniversary in order to become effective on that date. The Company reserves the right to limit a request for change if the change would cause the Policy to fail to qualify as life insurance for tax purposes.

A change in death benefit option will result in a change in the Policy's face amount in order to avoid any change in the amount of the death benefit. If the change in death benefit is from Option 1 to Option 2, the new face amount will be equal to the face amount prior to the change minus the Policy Value on the effective date of the change. If the change in death benefit is from Option 2 to Option 1, the new face amount will be equal to the face amount prior to the change plus the Policy Value on the effective date of the change. The increase in face amount resulting from a change to Option 1 will not affect the amount of surrender charges to which a Policy may be subject. A change to Option 2 will be subject to satisfactory evidence of insurability and will not be allowed if it would cause the face amount of the Policy to go below the minimum face amount of $25,000.

Policyowners who wish to have level insurance coverage should generally select Option 1. Under Option 1, increases in Policy Value usually will reduce the net amount of risk under a Policy which will reduce cost of insurance charges. This means that favorable investment performance should result in a faster increase in Policy Value than would occur under an identical Policy with Option 2 in effect. However, the larger Policy

Value which may result under Option 1 will not affect the amount of the death benefit unless the corridor percentages are used to determine the death benefit.

Policyowners who want to have the Policy Value reflected in the death benefit so that any increases in Policy Value will increase the death benefit should generally select Option 2. Under Option 2 the net amount at risk will remain level unless the corridor percentages are used to determine death benefit, in which case increases in Policy Value will increase the net amount at risk.

CAN THE FACE AMOUNT OF A POLICY BE CHANGED?

Subject to certain limitations, a policyowner may, upon written request, increase or decrease the face amount of the Policy. A change in face amount will usually affect the minimum premium requirement, the monthly deduction and surrender charges (see "Charges"). Currently, a change in face amount must be at least $10,000, except in the case of group or sponsored arrangements where the minimum change is $5,000. Manufacturers Life of America reserves the right to increase or decrease the minimum face amount change on 90 days' written notice to the policyowner. The Company also reserves the right to limit a change in face amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.

INCREASES. Increases in face amount are subject to satisfactory evidence of insurability. Increases may be made only once per policy year and only after the first policy year. An increase will become effective at the beginning of the policy month following the date Manufacturers Life of America approves the requested increase. The Company reserves the right to refuse a requested increase if the life insured's age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

An increase in face amount will usually result in the Policy's being subject to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in face amount. For purposes of determining the new deferred sales charge, a portion of the Policy Value at the time of the increase, and a portion of the premiums paid on or subsequent to the increase, will be deemed to be premiums attributable to the increase. See Charges -- "What Are The Surrender Charges?" Any increase in face amount to a level less than the highest face amount previously in effect will have no effect on the surrender charges to which the Policy is subject, since surrender charges, if applicable, will have been assessed in connection with the prior decrease in face amount. As with the purchase of a Policy, a policyowner will have free look and refund rights with respect to any increase resulting in new surrender charges.

No additional premium is required for a face amount increase. However, a premium payment may be necessary to avoid the Policy's going into default, since new surrender charges resulting from an increase would automatically reduce the Net Cash Surrender Value of the Policy. Moreover, a new minimum premium will be determined for purposes of the death benefit guarantee. The insurance coverage eliminated by the decrease of the oldest face amount will be deemed to be restored first.

DECREASES. A decrease in the face amount may be requested after the Policy has been in force for one year, except during the one-year period following any increase in face amount. In addition, during the two-year period following an increase in face amount, the policyowner may choose to decrease the increased face amount and have the deferred sales charge for the increase reduced by the refund of any excess sales load attributable to the increase. A decrease in face amount will be effective only on a policy anniversary. Written request for a decrease must be received by Manufacturers Life of America at least 30 days prior to a policy anniversary in order to become effective on that date. A decrease will not be allowed if it would cause the face amount to go below the minimum face amount of $25,000, or $10,000 in the case of group or sponsored arrangements.

A decrease in face amount during the 15-year period following issuance of the Policy or any increase in face amount will usually result in surrender charges being deducted from the Policy Value. See Charges -- "What Are The Surrender Charges?" For purposes of determining surrender and cost of insurance charges, a decrease will reduce face amount in the following order: (a) the face amount provided by the most recent increase, then

(b) the face amounts provided by the next most recent increases successively, and finally (c) the initial face amount.

POLICY VALUES

WHAT IS THE POLICY VALUE AND HOW IS IT DETERMINED?

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal or upon surrender of the Policy. See "What Are The Provisions Governing Policy Loans?" and "How May A Policyowner Obtain The Net Cash Surrender Value?" below. The Policy Value may also affect the amount of the death benefit (see Insurance Benefit -- "What Death Benefit Options Are Available?"). The Policy Value at any time is equal to the sum of the Values in the Investment Accounts, the Guaranteed Interest Account and the Loan Account. The following discussion relates only to the Investment Accounts. Policy loans are discussed under "What Are The Provisions Governing Policy Loans?" and the Guaranteed Interest Account is discussed under "The General Account." The portion of the Policy Value based on the Investment Accounts is not guaranteed and will vary each Business Day with the investment performance of the underlying Portfolios.

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are cancelled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or cancelled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Manufacturers Life of America Service Office or other office or entity so designated by Manufacturers Life of America, except for any premiums received before the policy date as to which the applicable unit values will be the values determined on such date.

Units are valued at the end of each Business Day, which is any day that the net asset value of the Fund shares held by the applicable sub-account is determined. A Business Day is deemed to end at the time of such determination. When an order involving the crediting or cancelling of units is received after the end of a Business Day or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value is determined by taking the value of the adjusted net assets of the particular sub-account at the end of the Business Day divided by the total number of units. The value of a unit may increase, decrease or remain the same, depending on the investment performance of a sub-account from one Business Day to the next. The unit value for a sub-account for any Business Day is equal to (a) minus (b), divided by (c), where:

(a) is the net asset value of the sub-account at the end of such Business Day;

(b) is a charge not exceeding 0.000017866 for each calendar day since the preceding Business Day, multiplied by the net assets of the sub-account as of the end of such Business Day, corresponding to a charge not exceeding 0.65% per year for mortality and expense risks; and

(c) is the total number of units of the sub-account.

Manufacturers Life of America reserves the right to adjust the above formula for any taxes determined by it to be attributable to the operations of the sub-account.

TRANSFERS OF POLICY VALUE


Under the Policies a policyowner may change the extent to which his or her Policy Value is based upon any specific subaccount of the Separate Account or the Company's general account. Such changes are made by transferring amounts from one or more Investment Accounts or the Company's general account to other Investment Accounts or the Company's general account. A policyowner is permitted to make twelve transfers each policy year free of charge. Additional transfers in each policy year may be made at a cost of $25 per transfer. This charge will be assessed against the Investment Account or Guaranteed Interest Account from which the amount is being transferred. For this purpose all transfer requests received by Manufacturers Life of America on the same Business Day are treated as a single transfer request.


The maximum amount that may be transferred from the Guaranteed Interest Account in any one policy year is the greater of $500 or 15% of the Guaranteed Interest Account value at the previous policy anniversary. Any transfer which involves a transfer out of the Guaranteed Interest Account may not involve a transfer to the Investment Account for the Money Market Trust.

Transfer requests must be in a format satisfactory to Manufacturers Life of America and in writing, or by telephone if a currently valid telephone transfer authorization form is on file. Although failure to follow reasonable procedures may result in Manufacturers Life of America's liability for any losses resulting from unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Manufacturers Life of America will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming a valid telephone authorization form is on file, tape recording all telephone transactions and providing written confirmation thereof.

The policyowner may effectively convert his or her Policy to a fixed benefit policy by transferring the Policy Value in all of the Investment Accounts to the Guaranteed Interest Account and by changing his or her allocation of net premiums entirely to the Guaranteed Interest Account. As long as the entire Policy Value is allocated to the Guaranteed Interest Account, the Policy Value, other values based thereon and the death benefit will be determinable and guaranteed. The Investment Account values to be transferred to the Guaranteed Interest Account will be determined as of the Business Day on which Manufacturers Life of America receives the request for conversion. There will be no change in the issue age, risk class of the life insured or face amount as a result of the conversion. A transfer of any or all of the Policy Value to the Guaranteed Interest Account can be made at any time, even if a prior transfer has been made during the policy month.

DOLLAR COST AVERAGING. Manufacturers Life of America will offer policyowners a Dollar Cost Averaging program. Under this program amounts will be automatically transferred at predetermined intervals from one Investment Account to any other Investment Account(s) or the Guaranteed Interest Account.

Under the Dollar Cost Averaging program the policyowner will designate an amount to be transferred each month from one Investment Account into any other Investment Account(s) or the Guaranteed Interest Account. Each transfer under the Dollar Cost Averaging program must be of a minimum amount as set by Manufacturers Life of America. Once set, this minimum may be changed at any time at the discretion of Manufacturers Life of America. Currently, no charge will be made for this program if the Policy Value exceeds $15,000 on the date of transfer. Otherwise, there will be a charge of $5 for each transfer under this program. The charge will be deducted from the value of the Investment Account out of which the transfer occurs. If insufficient funds exist to effect a Dollar Cost Averaging transfer, including the charge, if applicable, the transfer will not be effected and the policyowner will be so notified. Manufacturers Life of America reserves the right to cease to offer this program on 90 days' written notice to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS. Manufacturers Life of America will also offer policyowners the ability to have amounts automatically transferred among stipulated Investment Accounts to maintain an allocated percentage in each stipulated Investment Account.

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six month intervals, beginning six months after the policy date, Manufacturers Life of America will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner's premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner instructs Manufacturers Life of America otherwise or a dollar cost averaging request is in effect. Currently there is no charge for this program; however, Manufacturers Life of America reserves the right to institute a charge on 90 days' written notice to the policyowner. Manufacturers Life of America reserves the right to cease to offer this program on 90 days' written notice to the policyowner.

WHAT ARE THE PROVISIONS GOVERNING POLICY LOANS?

On or after the first policy anniversary, while the Policy is in force, the policyowner may borrow against the Policy Value of his or her Policy. The one-year waiting period for borrowing against the Policy Value is waived in the case of policies which are exchanged for Manufacturers Life of America Policies and a policy loan will be permitted in an amount equal to the lesser of (a) the amount rolled over into the Manufacturers Life of America Policy and (b) the loan value of the Policy. The Policy serves as the only security for the loan. The amount of any loan must be at least $500 and cannot exceed the amount which would cause the Modified Policy Debt to equal the loan value of the Policy on the date of the loan. The loan value is the Policy's Cash Surrender Value less the monthly deductions due to the next policy anniversary. The Modified Policy Debt as of any date is the Policy Debt (the aggregate amount of policy loans, including borrowed interest, less any loan repayments) plus the amount of interest to be charged to the next policy anniversary, all discounted from the next policy anniversary to such date at an annual rate of 4%. An amount equal to the Modified Policy Debt is transferred to the Loan Account to ensure that a sufficient amount will be available to pay interest on the Policy Debt at the next policy anniversary.

For example, assume a Policy with a loan value of $5,000, no outstanding policy loans and a loan interest rate of 8%. The maximum amount that can be borrowed is an amount that will cause the Modified Policy Debt to equal $5,000. If the loan is made on a policy anniversary, the maximum loan will be $4,815. This amount at 8% interest will equal $5,200 one year later; $5,200 discounted to the date of the loan at 4% (the Modified Policy Debt) equals $5,000. Because the minimum rate of interest credited to the Loan Account is 4%, $5,000 must be transferred to the Loan Account to ensure that $5,200 will be available at the next policy anniversary to cover the interest accrued on the Policy Debt.

When a loan is made, Manufacturers Life of America will deduct from the Investment Accounts or the Guaranteed Interest Account, and transfer to the Loan Account, an amount which will result in the Loan Account value being equal to the Modified Policy Debt. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Guaranteed Interest Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

A policy loan may result in a Policy's failing to satisfy the minimum premium requirement, since the Policy Debt is subtracted from the sum of the premiums paid in determining whether the minimum premium requirement is met. See Premium Provisions -- "What Limitations Apply To Premium Amounts?; Minimum Premium Requirement." As a result, the Policy may go into default if the minimum premium requirement is not met during the first two policy years, or the death benefit guarantee may terminate if the minimum premium requirement is not met either before or after the second policy anniversary. See Premium Provisions -- "Is There A Death Benefit Guarantee?" and "When Does A Policy Go Into Default?" Moreover, if the death benefit guarantee is not in force, a policy loan may cause a Policy to be more susceptible to going into default, since a policy loan will be reflected in the Net Cash Surrender Value. See Premium
Provisions -- "When Does A Policy Go Into Default?" A policy loan will also have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Funds selected by the policyowner or increasing in value at the rate of interest credited for amounts allocated to the Guaranteed Interest Account. Finally, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the value of the Loan Account at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS. Interest on the Policy Debt will accrue daily and be payable annually on the policy anniversary. The rate of interest charged will be either on a fixed basis or a variable basis as selected by the policyowner in the application. The policyowner may change the interest basis on any policy anniversary provided a written request for change is received by the Company at least 60 days before the anniversary on which such change is to be effective.

If the policyowner elects to have interest charged on a fixed basis, interest will be at an effective annual rate of 8%. If the policyowner elects to have interest charged on a variable basis, the rate will be determined by Manufacturers Life of America at the beginning of each policy year, and the rate so determined will be effective until the next policy anniversary at which time it will be recalculated. Except as described below, the variable rate will not exceed the greater of 6% per year or the Moody's Corporate Bond Yield Average Monthly Average Corporates for the calendar month ending two months before the beginning of the month in which the policy anniversary falls. On each policy anniversary, the annual rate of interest may be adjusted up or down, but no adjustment will be made unless the Moody's Average for the month ending two months before the date of determination is at least one-half of one percent greater or less than the rate in effect for the year then ending. If the interest due on a policy anniversary is not paid by the policyowner, the interest will be borrowed against the policy.

INTEREST CREDITED TO THE LOAN ACCOUNT. Manufacturers Life of America will credit interest to any amount in the Loan Account at an effective annual rate of at least 4%. The actual rate credited is:

     - the rate of interest charged on the policy loan less .50% on amounts up to the Policy's "loan tier amount"; and

     - the rate of interest charged on the policy loan less an interest rate differential (currently 1.25%) on amounts in excess of the "loan tier amount."

Manufacturers Life of America may change the interest rate differential on 90 days' written notice to the policyowner. The loan tier amount at any time is equal to 25% of (a) minus (b) where (a) is the Policy's Cash Surrender Value at the previous policy anniversary and (b) is the sum of the minimum monthly premiums since issuance of the Policy to that date (see Premium Provisions -- "What Limitations Apply To Premium Amounts?"). The loan tier amount cannot be a negative number.

To illustrate the application of the loan tier amount, assume a Policy with a Cash Surrender Value at the previous policy anniversary of $10,000, the sum of the minimum monthly premiums since issuance to the previous policy anniversary of $6,000 and a Loan Account value of $8,000. The loan tier amount is $1,000 [25% X ($10,000 - $6,000)]. If loan interest is being charged at the fixed rate of 8%, $1,000 of the Loan Account value will accrue interest at 7.5% and the remaining $7,000 will accrue interest at 6.75%.

LOAN ACCOUNT ADJUSTMENTS. When a loan is first taken out, and at specified events thereafter, the value of the Loan Account is adjusted. Whenever the Loan account is adjusted, the difference between (i) the Loan Account before any adjustment and (ii) the Modified Policy Debt at the time of adjustment, is transferred between the Loan Account and the Investment Accounts or the Guaranteed Interest Account. The amount transferred to or from the Loan Account will be such that the value of the Loan Account is equal to the Modified Policy Debt after the adjustment.

The specified events which cause an adjustment to the Loan Account are (i) a policy anniversary, (ii) a partial or full loan repayment, (iii) a new loan being taken out, or (iv) when an amount is needed to meet a monthly deduction. A loan repayment may be implicit in that policy debt is effectively repaid upon termination, that is upon death of the life insured, surrender or lapse of the policy. In each of these instances, the Loan Account will be adjusted with any excess of the Loan Account over the Modified Policy Debt after the repayment being included in the termination proceeds.

Except as noted below in the Loan Repayments section, amounts transferred from the Loan Account will be allocated to the Investment Accounts and the Guaranteed Interest Account in the same proportion as the value in the corresponding "loan sub-account" bears to the value of the Loan Account. A "loan sub-account" exists for each Investment Account and for the Guaranteed Interest Account. Amounts transferred to the Loan Account are allocated to the appropriate loan sub-account to reflect the account from which the transfer was made.

LOAN ACCOUNT ILLUSTRATION. The operation of the Loan Account may be illustrated by consideration of the Policy previously described with a loan value of $5,000, a loan interest rate of 8%, and a maximum loan amount on a policy anniversary of $4,815. For purposes of the illustration, assume that the loan tier amount is zero. If a loan in the maximum amount of $4,815 is made, an amount equal to the Modified Policy Debt, $5,000, is transferred to the Loan Account. At the next policy anniversary the value of the Loan Account will have increased to $5,337.50 ($5,000 X 1.0675) reflecting interest credited at an effective annual rate of 6.75%. At that time the loan will have accrued interest charges of $385 ($4,815 X .08) bringing the Policy Debt to $5,200.

If the accrued interest charges are paid on the policy anniversary, the Policy Debt will continue to be $4,815, and the Modified Policy Debt, reflecting interest for the next policy year and discounting the Policy Debt and such interest at 4%, will be $5,000. An amount will be transferred from the Loan Account to the Guaranteed Interest Account or the Investment Accounts so that the Loan Account value will equal the Modified Policy Debt.

Since the Loan Account value was $5,337.50, a transfer of $337.50 will be required ($5,337.50 - $5,000).

If, however, the accrued interest charges of $385 are borrowed, an amount will be transferred from the Investment Accounts and the Guaranteed Interest Account so that the Loan Account value will equal the Modified Policy Debt recomputed at the policy anniversary. The new Modified Policy Debt is the Policy Debt, $5,200, plus loan interest to be charged to the next policy anniversary, $416 ($5,200 X
 .08), discounted at 4%, which results in a figure of $5,400. Since the value of the Loan Account was $5,337.50, a transfer of $62.50 will be required. This amount is equivalent to the 1.25% interest rate differential on the $5,000 transferred to the Loan Account on the previous policy anniversary.

LOAN REPAYMENTS. Policy Debt may be repaid in whole or in part at any time prior to the death of the life insured provided the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and a transfer is made to the Guaranteed Interest Account or the Investment Accounts so that the Loan Account at that time equals the Modified Policy Debt. Loan repayments will first be allocated to the Guaranteed Interest Account until the associated loan sub-account is reduced to zero. Any other amounts transferred from the Loan Account will be allocated to the Guaranteed Interest Account and each Investment Account in the same proportion as the value in the corresponding loan sub-account bears to the value of the Loan Account. Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

HOW MAY A POLICYOWNER OBTAIN THE NET CASH SURRENDER VALUE?

A Policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the value of the Loan Account. The Net Cash Surrender Value will be determined at the end of the Business Day on which Manufacturers Life of America receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate. Surrender of a Policy within 15 years of issuance or an increase in face amount will usually result in the assessment by Manufacturers Life of America of surrender charges. (See Charges -- "What Are The Surrender Charges?")

After a Policy has been in force for two policy years, the policyowner may make a partial withdrawal of the Net Cash Surrender Value. The minimum amount that may be withdrawn is $500. The policyowner should specify the portion of the withdrawal to be taken from each Investment Account and the Guaranteed Interest Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. No more than one partial withdrawal may be made in any one policy month.

Like surrender of a Policy, a partial withdrawal made within 15 years following issuance of the Policy or a face amount increase will result in the assessment of a portion of the surrender charges to which the Policy is subject if the withdrawal is in excess of the Withdrawal Tier Amount. The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value determined as of the previous policy anniversary. In determining what, if any, portion of a partial Net Cash Surrender Value withdrawal is in excess of the Withdrawal Tier Amount, all previous partial Net Cash Surrender Value withdrawals that have occurred in the current policy year are included. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the Withdrawal Tier Amount to the Net Cash Surrender Value of the Policy immediately prior to the withdrawal. The surrender charges will be deducted from each Investment Account and the Guaranteed Interest Account in the same proportion as the amount of the withdrawal taken from such account bears to the total amount of the withdrawal (see Charges -- "What Are The Surrender Charges?"). If the amount in the account is not sufficient to pay the portion of the surrender charges allocated to that account, then the portion of the withdrawal allocated to that account will be reduced so that the withdrawal plus the portion of the surrender charges allocated to that account equal the value of that account. Units equal to the amount of the partial withdrawal taken, and surrender charges deducted, from each Investment Account will be cancelled based on the value of such units determined at the end of the Business Day on which Manufacturers Life of America receives a written request for withdrawal at its Service Office.

If the Option 1 death benefit is in effect under a Policy from which a partial withdrawal is made, the face amount of the Policy will be reduced. If the death benefit is equal to the face amount at the time of withdrawal, the face amount will be reduced by the amount of the withdrawal plus the portion of the surrender charges assessed. If the death benefit is based upon the Policy Value times the applicable percentage set forth under Insurance Benefit "What Death Benefit Options Are Available?" above, the face amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the surrender charges assessed exceeds the difference between the death benefit and the face amount. Reductions in face amount resulting from partial withdrawals will not incur any surrender charges above the surrender charges applicable to the withdrawal. When the face amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in face amount, i.e., against the face amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial face amount.

CHARGES

Charges under the Policies are assessed as (i) deductions from premiums when made, (ii) surrender charges upon surrender, partial withdrawals, decreases in face amount or termination following default, (iii) monthly deductions from the Policy Value, and (iv) risk charges assessed against Separate Account assets. These charges are described below.

WHAT DEDUCTIONS ARE MADE FROM PREMIUMS?

Manufacturers Life of America deducts a sales charge of 3% of each premium payment. A deferred sales charge in the maximum amount of 47% of premiums paid up to two Target Premiums is deducted from the Policy Value upon certain transactions. See "What Are The Surrender Charges?" below. These charges compensate the Company for some of the expenses of selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

The sales charges deducted in any policy year are not specifically related to sales expenses incurred in that year. Instead, the Company expects that the major portion of the sales expenses attributable to a Policy will be incurred during the first policy year, although the sales charge deducted from premiums and any deferred sales charge may be spread out over the period the Policy is in force. Manufacturers Life of America anticipates that the aggregate amounts received under the Policies for sales loading will be insufficient to cover aggregate sales expenses. To the extent that sales expenses exceed sales charges, Manufacturers Life of America will pay the excess from its other assets or surplus, including amounts derived from the mortality and expense risks charge described below. A portion of the sales charge and the deferred sales charge may be subject to refund if the Policy is surrendered for its Net Cash Surrender Value at any time during the first two years following issuance or following an increase in face amount or if the increase is cancelled during the two-year period following the increase. See "What Are The Surrender Charges?" (Refund Of Excess Sales Charges).

Manufacturers Life of America deducts a premium tax charge of 2% of each premium payment (except for Oregon where no premium tax is deducted). State and local premium taxes differ from state to state. The 2% rate, which cannot be changed, is expected to be sufficient, on average, to pay premium taxes where required.

WHAT ARE THE SURRENDER CHARGES?

Manufacturers Life of America will assess surrender charges upon surrender or lapse of a Policy, a partial withdrawal of Policy Value in excess of the Withdrawal Tier Amount or a requested decrease in face amount. The charges will be assessed if any of the above transactions occurs within 15 years after issuance of the Policy or any increase in face amount unless the charges have been previously deducted. There are two surrender charges -- a deferred underwriting charge and a deferred sales charge.

DEFERRED UNDERWRITING CHARGE. The deferred underwriting charge is a dollar amount for each $1,000 of face amount of insurance in accordance with the following schedule:

Age:.........................................   0-20    21-40    41-50    51-60    61 & above
Charge Per $1,000: ..........................  $2.00    $3.00    $4.00    $5.00      $6.00

The charge per $1,000 will be determined on the basis of the age of the life insured at issue or upon increase of the face amount, as applicable. The deferred underwriting charge applicable to each level of insurance coverage cannot exceed $1,000. The amount of the charge remains level for five years. Following the fifth year after issuance of the Policy or a face amount increase, the charge applicable to the initial face amount or increase will decrease each month by .83%, or 10% per year. After the monthly deduction is taken for the last policy month preceding the end of the fifteenth year after issuance or face amount increase, the charge will have decreased to zero. The applicable percentage of the surrender charges to which the Policy would otherwise be subject is illustrated on an annual basis by the following table:

                                                                PERCENT OF
         TRANSACTION OCCURS AFTER MONTHLY DEDUCTION             SURRENDER
         TAKEN FOR LAST MONTH PRECEDING END OF YEAR              CHARGES
         ------------------------------------------             ----------
5 & below...................................................       100%
6...........................................................        90%
7...........................................................        80%
8...........................................................        70%
9...........................................................        60%
10..........................................................        50%
11..........................................................        40%
12..........................................................        30%
13..........................................................        20%
14..........................................................        10%
15 & above..................................................         0%

The surrender charges begin to grade downward before the beginning of the sixth year for issue ages above 69. For issue ages 70, 71, 72, 73, and issue ages 74 to 80, the surrender charges begin to grade downward at the beginning of the fifth, fourth, third, second, and first years, respectively.

The deferred underwriting charge is designed to cover the administrative expenses associated with underwriting and policy issue, including the costs of processing applications, conducting medical examinations, determining the life insured's risk class and establishing policy records.

DEFERRED SALES CHARGE. The maximum deferred sales charge is equal to 47% of the premiums paid under the Policy up to two Target Premiums described below. For life insureds over age 69 at issue or face amount increase, the applicable percentage of premiums will be reduced in accordance with the following table:

                                                                 APPLICABLE
                                                                PERCENTAGE OF
                            AGE                                   PREMIUMS
                            ---                                 -------------
70..........................................................          45%
71..........................................................          43%
72..........................................................          41%
73..........................................................          39%
74..........................................................          37%
75..........................................................          35%
76..........................................................          34%
77..........................................................          33%
78..........................................................          32%
79..........................................................          31%
80..........................................................          30%

Like the deferred underwriting charge, the percentage deferred sales charge applicable to the initial face amount or face amount increase will remain level for five years (or less for issue ages above 69) and following such period will decrease .83% per month, or 10% per year, from the charge that would otherwise apply. See chart under "Deferred Underwriting Charge" above.

As noted above, the deferred sales charge may not exceed 47% of two Target Premiums. The Target Premium for the initial face amount is set forth in the Policy. A Target Premium will be computed for each increase in face amount above the highest face amount of coverage previously in effect, and the policyowner will be advised of such Target Premium. Target Premiums are determined on the basis of a target premium rate and the face amount of insurance provided at issue or by the increase. The applicable rate varies with the issue age and sex (unless unisex rates are required by law) of the life insured and, in the case of certain Policies issued in group or sponsored arrangements providing for reduction in cost of insurance charges (see "Are There Special Provisions For Group Or Sponsored Arrangements?"), the amount of insurance coverage. In order to determine the deferred sales charge applicable to a face amount increase, Manufacturers Life of America will treat a portion of the Policy Value on the date of increase as a premium attributable to the increase. In addition, a portion of each premium paid subsequent to the increase will be attributed to the increase. In each case, the portion attributable to the increase will be the ratio of the guideline annual premium (described below) for the increase to the sum of the guideline annual premiums for the initial face amount and all increases including the requested increase.

REFUND OF EXCESS SALES CHARGES. If a Policy is surrendered for its Net Cash Surrender Value at any time during the first two years following issuance or following an increase in face amount or the face amount decreased during the second year after issuance or after increase in face amount, Manufacturers Life of America will refund that part of the total sales charges deducted (the sum of the deferred sales charge and the sales charge deducted from premiums) with respect to "premiums" paid for the initial face amount or such increase (including premiums allocated to the increase as described in the preceding paragraph), whichever is applicable, which is in excess of (i) the sum of 30% of the "premiums" paid up to one guideline annual premium plus 10% of the "premiums" paid in excess of one guideline annual premium up to two guideline annual premiums and (ii) up to 9% of the "premiums" paid in excess of two guideline annual premiums. Since Target Premiums are always less than guideline annual premiums, with the deferred sales charge structure described above, there will be no refund with respect to "premiums" paid in excess of two guideline annual premiums and these excess "premiums" will not reduce the refund applicable to "premiums" paid up to two guideline annual premiums.

A policyowner may also choose to decrease an increased face amount during the first two years following the increase and have the deferred sales charge for the increase reduced by the refund of any excess sales load attributable to the increase. The guideline annual premium, which is set forth in the Policy, is the level annual premium that would be payable for the life of the Policy for a specific amount of coverage if premiums were fixed as to both timing and amount and based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables, net investment earnings at an effective annual rate of 5% and fees and charges as set forth in the Policy. In determining the maximum sales charge allowable, "premiums" will be attributed to the initial face amount and each increase in the same manner as used in determining the deferred sales charge applicable to the face amount and each increase, and the guideline annual premium will be determined separately for the initial face amount and each increase.

The operation of the maximum sales charge allowable is illustrated by the following example. Assume that the policyowner has paid $3,000 in premiums under a Policy with a guideline annual premium of $2,000 and a Target Premium of $1,500 and decides to surrender his or her Policy during the second policy year. In the absence of the refund right, the deferred sales charge would be $1,410 (47% of $3,000).

However, under the formula described above, the maximum sales charge allowable is the sum of $600 (30% of $2,000) and $100 (10% of $1,000), or $700. Since a
sales load of $90 (3% of $3,000) was deducted from the premiums when received, and therefore only $610 ($700 - $90) of the deferred sales charge may be retained by the Company, a refund of $800 ($1,410 - $610) will be payable to the policyowner. Since a deferred sales charge is deducted in the event a Policy terminates for failure to make the required payment following the Policy's going into default, the refund right will apply if such termination occurs during the two-year period following issuance of the Policy or any increase in face amount. If the Policy terminates during the two years after a face amount increase, the refund will relate only to the sales charges assessed against premiums attributable to the increase.

CHARGES ON PARTIAL WITHDRAWALS. As noted above, both the deferred sales charge and the deferred underwriting charge are applicable in the event of a partial withdrawal of the Net Cash Surrender Value in excess of the Withdrawal Tier Amount. A portion of the surrender charges applicable to the initial face amount and to each increase in face amount will be deducted as a result of the withdrawal. The portion to be deducted will be the same as the ratio of the amount of the withdrawal to the Net Cash Surrender Value prior to the withdrawal.

The charges will be deducted from the Policy Value, and the amount so deducted will be allocated among the Investment Accounts and the Guaranteed Interest Account in the same proportion that the withdrawal is allocated among such accounts. Whenever a portion of the surrender charges are deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced by the amount of the charges taken. The surrender charges not assessed as a result of the 10% free withdrawal provision remain in effect under the Policy and may be assessed upon surrender or lapse, other partial withdrawals or a requested decrease in face amount.

CHARGES ON DECREASES IN FACE AMOUNT. As with partial withdrawals, a portion of a Policy's surrender charges will be deducted upon a decrease in or cancellation of face amount requested by the policyowner. Since surrender charges are determined separately for the initial face amount and each face amount increase and since a decrease in face amount will have a different impact on each level of insurance coverage, the portion of the surrender charges to be deducted with respect to each level of insurance coverage will be determined separately. Such portion will be the same as the ratio of the amount of the reduction in such coverage to the amount of such coverage prior to the reduction. As noted under Insurance Benefit -- "Can The Face Amount Of A Policy Be Changed?" decreases are applied to the most recent increase first and thereafter to the next most recent increases successively. The charges will be deducted from the Policy Value, and the amount so deducted will be allocated among the Investment Accounts and the Guaranteed Interest Account in the same proportion as the Policy Value in each bears to the Net Policy Value. Whenever a portion of the surrender charges is deducted as a result of a decrease in face amount, the Policy's remaining surrender charges will be reduced by the amount of the charges taken.

WHAT ARE THE MONTHLY DEDUCTIONS?

On the policy date and at the beginning of each policy month, a deduction is due from the Policy Value to cover certain charges in connection with the Policy. Monthly deductions due prior to the effective date will be taken on the effective date instead of the dates they were due. The charges consist of (i) a monthly administration charge, (ii) a monthly charge for the cost of insurance, and (iii) a monthly charge for any supplementary benefits added to the Policy (see Other Provisions -- "What Supplementary Benefits Are Available?"). The monthly deduction will be allocated among the Investment Accounts and the Guaranteed Interest Account in the same proportion as the Policy Value in each bears to the Net Policy Value.

The monthly administration charge is $6.00. The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under a Policy. Even though administrative expenses may increase, the Company guarantees that it will not increase the amount of the monthly administration charge.

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each policy month. The charge for the cost of insurance will reflect any extra charges for additional ratings indicated in the Policy. The cost of insurance rate is based on the life insured's age, sex (unless unisex rates are required by law), risk class, the duration of the insurance coverage and, in the case of certain Policies issued in group or sponsored arrangements providing for reduction in cost of insurance charges (see "Are There Special Provisions For Group Or Sponsored Arrangements?"), the face amount of the Policy. See Other Matters -- Legal Considerations. The rate is determined separately for the initial face amount and for each increase in face amount. Cost of insurance rates will generally increase with the life insured's age.

The cost of insurance rates used by Manufacturers Life of America reflect its expectations as to future mortality experience. The rates may be changed from time to time on a basis which does not unfairly discriminate within the class of lives insured. In no event will the cost of insurance rate exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the life insured or if simplified underwriting is granted in a group or sponsored arrangement (see "Are There Special Provisions For Group Or Sponsored Arrangements?"). The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables.

The net amount at risk to which the cost of insurance rate is applied is the difference between the death benefit, divided by 1.0032737 (a factor which reduces the net amount at risk for cost of insurance charge purposes by taking into account assumed monthly earnings at an annual rate of 4%), and the Policy Value. Because different cost of insurance rates may apply to different levels of insurance coverage, the net amount at risk will be calculated separately for each level of insurance coverage. When the Option 1 death benefit is in effect, for purposes of determining the net amount at risk applicable to each level of insurance coverage, the Policy Value is attributed first to the initial face amount and then, if the Policy Value is greater than the initial face amount, to each increase in face amount in the order made.

Because the calculation of the net amount at risk is different under the death benefit options when more than one level of insurance coverage is in effect, a change in the death benefit option may result in a different net amount at risk for each level of insurance coverage than would have occurred had the death benefit option not been changed. Since the cost of insurance is calculated separately for each level of insurance coverage, any change in the net amount at risk for a level of insurance coverage resulting from a change in the death benefit option may affect the amount of the charge for the cost of insurance. Partial withdrawals and decreases in face amount will also affect the manner in which the net amount at risk for each level of insurance coverage is calculated.

In group or sponsored arrangements where Manufacturers Life of America issues Policies with a face amount of less than $25,000 but not less than $10,000, Policies issued with a face amount of less than $25,000 may be subject to an additional premium deduction equal to $1.00 per $1,000 face amount. This amount is added to the cost of insurance and deducted monthly. The amount so added will not cause the cost of insurance deducted to exceed the guaranteed rates set forth in the Policy.

ARE THERE SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS?

Where permitted by state insurance laws, Policies may be purchased under group or sponsored arrangements, as well as on an individual basis. As noted previously, the minimum face amount and minimum change in face amount are reduced to $10,000 and $5,000, respectively, for Policies issued pursuant to such arrangements. A "group arrangement" includes a program under which a trustee, employer or similar entity purchases Policies covering a group of individuals on a group basis. In California all participants of group arrangements will be individually underwritten. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

The sales charge, monthly deductions, surrender charges, and other charges described above may be reduced for Policies issued in connection with group or sponsored arrangements. Such arrangements may include sales without withdrawal charges and deductions to employees, officers, directors, agents, immediate family members of the foregoing, and employees of agents of Manufacturers Life and its subsidiaries. In addition, Manufacturers Life of America may issue Policies in group or sponsored arrangements which Policies have a surrender charge structure which increases over the life of the Policy. Manufacturers Life of America will issue these Policies in accordance with its rules in effect as of the date an application for a Policy is approved. To qualify for such a reduction, a group or sponsored arrangement must satisfy certain criteria as to, for example, size of the group, expected number of participants and anticipated premium payments from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Policy vary based on such factors as the size of the group or sponsored arrangements, the purposes for which Policies are purchased and certain characteristics of its members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements.

Manufacturers Life of America may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected policyowners and all other policyowners funded by the Separate Account.

In addition, groups or persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience. In addition, groups or persons purchasing under a sponsored arrangement may request changes in death benefit option and increases and decreases in face amount at any time after issue and decreases in face amount at any time after an increase in face amount. Increases in face amount requested by groups or persons purchasing under a sponsored arrangement are not subject to a minimum amount and will be issued utilizing the flexible term insurance option rider. Decreases in face amount may involve imposition of a surrender charge.

ARE THERE SPECIAL PROVISIONS FOR EXCHANGES?

Manufacturers Life of America will permit owners of certain fixed benefit life insurance policies issued either by the Company or Manufacturers Life to exchange their policies for the Policies described in this prospectus. A portion of the cash values transferred from such policies will be credited to the Policies without deduction of the 3% sales charge. Moreover, surrender charges under the policies being exchanged or the Policies issued in exchange therefor may be reduced or eliminated. Policy loans made under policies being exchanged may be carried over to the new Policies without repayment at the time of exchange. Policyowners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

Manufacturers Life of America has obtained an order from the Securities and Exchange Commission dated November 28, 1990 pursuant to which holders of Manufacturers Life of America's scheduled premium variable life ("Director 2000") insurance policies may elect to exchange those policies for the Policies described in this prospectus (the "Exchange Offer").

The terms and conditions under which Director 2000 policyowners may exchange their policies for the Policies differ from the terms and conditions set forth in this prospectus and are available only to Director 2000 policyowners who accept the Exchange Offer.

Those Director 2000 policyowners who accept the Exchange Offer will be able to exchange their existing policies for Policies of like face amount without any new evidence of insurability. No direct or deferred sales charge will be imposed on the cash values rolled over into the Policy. No deferred sales charges or underwriting charges will be imposed on surrenders of Policies acquired through this Exchange Offer except in connection with premium payments attributable to an increase in face amount. Increases in the face amount of a Policy issued pursuant to the Exchange Offer will be permitted one month after issuance. In addition, a Policy may be issued with a face amount less than $25,000 if issued pursuant to the Exchange Offer.

WHAT ARE THE RISK CHARGES ASSESSED AGAINST SEPARATE ACCOUNT ASSETS?

Manufacturers Life of America makes a daily charge to the Separate Account for the mortality and expense risks it assumes under the Policies. This charge is made each Business Day at an annual rate of .65% of the value of the Separate Account's assets. The mortality risk assumed is that lives insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than the Company estimated. Manufacturers Life of America will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

ARE THERE OTHER RELEVANT CHARGES?

Currently, Manufacturers Life of America makes no charge against the Separate Account for federal, state or local taxes that may be attributable to the Separate Account or to the operations of the Company with respect to the Policies. However, if Manufacturers Life of America incurs any such taxes, it may make a charge or establish a provision for those taxes.

Charges will be imposed on certain transfers of Policy Values, including a $25 charge for each transfer in excess of twelve in a policy year and a $5 charge for each Dollar Cost Averaging transfer when Policy Value does not exceed $15,000. See Policy Values "Transfers Of Policy Value."

The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects:


                                                                INVESTMENT
                                                                MANAGEMENT     EXPENSES
                                                                   FEES        OF UP TO
                                                                ----------    ----------
Pacific Rim Emerging Markets Trust..........................       .850%          .75%
Science & Technology Trust..................................      1.100%          .50%
International Small Cap Trust...............................      1.100%          .75%
Emerging Growth Trust.......................................      1.050%          .50%
Pilgrim Baxter Growth Trust.................................      1.050%          .50%
Small/Mid Cap Trust.........................................      1.000%          .50%
International Stock Trust...................................      1.050%          .75%
Worldwide Growth Trust......................................      1.000%          .75%
Global Equity Trust.........................................       .900%          .75%
Small Company Value Trust...................................      1.050%          .50%
Equity Trust................................................       .750%          .50%
Growth Trust................................................       .850%          .50%
Quantitative Equity Trust...................................       .700%          .50%
Equity Index Trust..........................................       .250%          .15%
Blue Chip Growth Trust......................................       .925%          .50%
Real Estate Securities Trust................................       .700%          .50%
Value Trust.................................................       .800%          .50%
International Growth and Income Trust.......................       .950%          .75%
Growth and Income Trust.....................................       .750%          .50%
Equity-Income Trust.........................................       .800%          .50%
Balanced Trust..............................................       .800%          .50%
Aggressive Asset Allocation Trust...........................       .750%          .50%
Moderate Asset Allocation Trust.............................       .750%          .50%
Conservative Asset Allocation Trust.........................       .750%          .50%
High Yield Trust............................................       .775%          .50%
Strategic Bond Trust........................................       .775%          .50%
Global Government Bond Trust................................       .800%          .75%
Capital Growth Bond Trust...................................       .650%          .50%
Investment Quality Bond Trust...............................       .650%          .50%
U.S. Government Securities Trust............................       .650%          .50%
Money Market Trust..........................................       .500%          .50%
Lifestyle Aggressive 1000 Trust.............................       None*         N/A**
Lifestyle Growth 820 Trust..................................       None*         N/A**
Lifestyle Balanced 640 Trust................................       None*         N/A**
Lifestyle Moderate 460 Trust................................       None*         N/A**
Lifestyle Conservative 280 Trust............................       None*         N/A**



* Because each Lifestyle Trust invests in shares of Underlying Portfolios, each bears its pro rata share of the fees and expenses incurred by the Underlying Portfolios.



** The Adviser has voluntarily agreed to pay the expenses of each of the Lifestyle Trusts (excluding the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time.



Detailed information concerning such fees and expenses is set forth under the caption "Management of The Trust" in the Prospectus for the Manufacturers Investment Trust that accompanies this Prospectus.

THE GENERAL ACCOUNT

By virtue of exclusionary provisions, interests in the general account of Manufacturers Life of America have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

WHAT IS THE GENERAL ACCOUNT?

The general account of Manufacturers Life of America consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manufacturers Life of America has sole discretion over the investment of the assets of the general account.

A policyowner may elect to allocate net premiums to the Guaranteed Interest Account or to transfer all or a portion of the Policy Value to the Guaranteed Interest Account from the Investment Accounts. Manufacturers Life of America will hold the reserves required for any portion of the Policy Value allocated to the Guaranteed Interest Account in its general account. However, an allocation of Policy Value to the Guaranteed Interest Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manufacturers Life of America guarantees that the Policy Value in the Guaranteed Interest Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of his or her death benefit will be determinable and guaranteed. Transfers from the Guaranteed Interest Account to the Investment Accounts are subject to restrictions (see Policy Values -- "What Is The Policy Value And How Is It Determined?").

The Policy Value in the Guaranteed Interest Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it minus any charges deducted from it or partial withdrawals or amounts transferred from it. Manufacturers Life of America guarantees that the interest credited to the Policy Value in the Guaranteed Interest Account will not be less than an effective annual rate of 4%. The Company may, at its sole discretion, credit a higher rate of interest, although it is not obligated to do so. The policyowner assumes the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year.

OTHER PROVISIONS

WHAT SUPPLEMENTARY BENEFITS ARE AVAILABLE?

Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing term insurance for various persons and, in the case of corporate-owned Policies, permitting a change of the life insured for Policies purchased before October 1, 1996 and a change of life insured option and flexible term insurance option for Policies purchased on or after October 1, 1996 and, if permitted by the applicable state, an accelerated death benefit. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction. See Charges -- "What Are The Monthly Deductions?"

UNDER WHAT CIRCUMSTANCES MAY PORTFOLIO SHARES BE SUBSTITUTED?

Although Manufacturers Life of America believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Trusts may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Trust or of an entirely different mutual fund. Before this can be done, the approval of the S.E.C. and one or more state insurance departments may be required.

Manufacturers Life of America also reserves the right to combine other separate accounts with the Separate Account, to establish additional sub-accounts within the Separate Account, to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

The investment objective of the Separate Account will not be changed materially without first filing the change with the Insurance Commissioner of the State of Michigan. Policyowners will be advised of any such change at the time it is made.

WHAT ARE THE OTHER GENERAL POLICY PROVISIONS?

BENEFICIARY. One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes -- primary, secondary and final. Thereafter the beneficiary may be changed by the policyowner during the life insured's lifetime by giving written notice to Manufacturers Life of America in a form satisfactory to it unless an irrevocable designation has been elected. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, the Company will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY. Manufacturers Life of America will not contest the validity of a Policy after it has been in force during the life insured's lifetime for two years from the policy date. It will not contest the validity of an increase in face amount or the addition of a supplementary benefit after such increase or addition has been in force during the life insured's lifetime for two years. If a Policy has been reinstated and been in force for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX. If the life insured's stated age or sex or both in the Policy are incorrect, Manufacturers Life of America will change the face amount of insurance so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have bought for the correct age and sex.

SUICIDE EXCLUSION. If the life insured, whether sane or insane, dies by suicide within one year from the policy date, Manufacturers Life of America will pay only the premiums paid less any partial withdrawals of the Net Cash Surrender Value and any amount in the Loan Account. If the life insured should die by suicide within one year after a face amount increase, the death benefit for the increase will be limited to the monthly deduction for the increase.

ASSIGNMENT. Manufacturers Life of America will not be bound by an assignment until it receives a copy of it at its Service Office. Manufacturers Life of America assumes no responsibility for the validity or effects of any assignment.

WHEN ARE PROCEEDS PAID?

As long as the Policy is in force, Manufacturers Life of America will ordinarily pay any policy loans, partial withdrawals, Net Cash Surrender Value or any insurance benefit within seven days after receipt at the Manufacturers Life of America Service Office of all the documents required for such a payment. The Company may delay the payment of any policy loans, partial withdrawals, Net Cash Surrender Value or the portion of any insurance benefit that depends on Investment Account values for up to six months if such payments are based on values which do not depend on the investment performance of the sub-accounts; otherwise for any period during which the New York Stock Exchange is closed for trading (except for normal holiday closings) or when the Securities and Exchange Commission has determined that a state of emergency exists which may make such payment impracticable.

WHAT REPORTS WILL BE SENT TO POLICYOWNERS?

Within 30 days after each policy anniversary, Manufacturers Life of America will send the policyowner a statement showing, among other things, the amount of the death benefit, the Policy Value and its allocation among the Investment Accounts, the Guaranteed Interest Account and the Loan Account, the value of the units in each Investment Account to which the Policy Value is allocated, any Loan Account balance and any interest charged since the last report, the premiums paid and policy transactions made during the period since the last statement and any other information required by law.


Each policyowner will also be sent an annual and a semi-annual report for Manufacturers Investment Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.


OTHER MATTERS

WHAT IS THE FEDERAL TAX TREATMENT OF POLICIES?

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION REGARDING THE POLICIES.

The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on its tax consequences, is contemplated, a qualified tax adviser should be consulted for advice on the tax attributes of the particular arrangement.

TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for federal tax purposes. The Secretary of Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.


Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through Manufacturers Investment Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how Manufacturers Investment Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

In certain circumstances, owners of variable life insurance Policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Policy has many more Portfolios to which policyowners may allocate premium payments and Policy Values than were available in the policies described in the rulings. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

WHAT IS THE TAX TREATMENT OF POLICY BENEFITS?

IN GENERAL. The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under
Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, a change of insured, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.

Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether the Policy is or is not a Modified Endowment Contract.

MODIFIED ENDOWMENT CONTRACTS. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

Because of the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Policy Value at the time of such change and the additional premiums paid in the seven years following the material change. If a premium is received which would cause the Policy to become a Modified Endowment Contract (MEC) within 23 days of the next policy anniversary, the Company will not apply the portion of the premium which would cause MEC status (excess premium) to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next policy anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.

If, in connection with the application or issue of the Policy, the policyowner acknowledges that the Policy is or will become a MEC, excess premiums that would cause MEC status will be credited as of the date received.

Further, if a transaction occurs which reduces the face amount of the Policy during the first seven years, the Policy will be retested, retroactive to the date of purchase, to determine compliance with the seven-pay test based on the lower face amount. As well, if a reduction of the face amount occurs within seven years of a material change, the Policy will be retested for compliance retroactive to the date of the material change. Failure to comply would result in classification as a Modified Endowment Contract regardless of any efforts by the Company to provide a payment schedule that will not violate the seven-pay test.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a Modified Endowment Contract.

DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts will be subject to the following tax rules: First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan. Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions upon surrender) from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the policyowner attains age 59 1/2, is attributable to the policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. A distribution from a Policy that is not a Modified Endowment Contract is generally treated as a tax-free recovery by the policyowner of the investment in the Policy (described below) to the extent of such investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the investment in the Policy. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner. Select Loans may, however, be treated as a distribution.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10% additional tax.


POLICY LOAN INTEREST. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, except for the transition rules described in the paragraph below, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceeds $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.


For policies issued after June 20, 1986 and prior to January 1, 1994 a transition rule permits all or a portion of the interest paid on policy debt incurred before January 1, 1996 to be deducted. For policies issued in 1994 or 1995 the transition rule applies to indebtedness incurred before January 1, 1997. To be deducted the interest must be paid or accrued prior to January 1, 1999, and must meet other rules contained in Section 264 of the Code and section 501 of the Health Insurance Portability and Accountability Act of 1996.


Furthermore, if a non-natural person owns a policy, or is the direct or indirect beneficiary under a policy, Section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.



The portion of the interest expense that is allocable to unborrowed policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed policy cash values under such life insurance policies bears to the average adjusted bases for all assets of the taxpayer.



If the taxpayer is not the owner, but is the direct or indirect beneficiary under the contract, then the amount of unborrowed cash value of the policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the policy.


INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which has been excluded from gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount has been excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount has been included in the gross income of the policyowner.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by the Company (or its affiliates) to the same policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

WHAT ARE THE COMPANY'S TAX CONSIDERATIONS?

As a result of the Omnibus Budget Reconciliation Act of 1990, insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a 10-year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Policy and results in a significantly higher corporate income tax liability for the Company. The Company makes a charge to premiums to compensate it for the anticipated higher corporate income taxes.

At the present time, the Company makes no charge to the Separate Account for any federal, state or local taxes that the Company incurs that may be attributable to such Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

WHO SELLS THE POLICIES AND WHAT ARE THE SALES COMMISSIONS?


ManEquity, Inc., an indirect wholly-owned subsidiary of Manufacturers Life, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. The Policies will be sold by registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized by state insurance departments to do so. A registered representative will receive first-year commissions not to exceed 50% of premiums paid up to the "target commissionable premium," commissions of 5% of premiums in excess thereof (3% prior to October 1, 1996) and, on and after the third anniversary, 0.15% of the Policy Value per annum. In addition, representatives may be eligible for bonuses of up to 90% of first-year commissions. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manufacturers Life of America or Manufacturers Life will be eligible for additional compensation.


WHAT RESPONSIBILITIES HAS MANUFACTURERS LIFE ASSUMED?

Manufacturers Life and Manufacturers USA have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc., will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life or Manufacturers USA and will pay Manufacturers Life or Manufacturers USA for their other services under the agreement in such amounts and at such times as agreed to by the parties.

Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and recordkeeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies.


Finally, Manulife Reinsurance Corporation (U.S.A.) has entered into a Stoploss Reinsurance Agreement with Manufacturers Life of America under which Manulife Reinsurance Corporation (U.S.A.) reinsures all aggregate claims in excess of 110% of the expected claims for all flexible premium variable life insurance policies issued by Manufacturers Life of America. Under the agreement Manufacturers Life of America will automatically reinsure the risk for any one life up to a maximum of $7,500,000, except in the case of aviation risks where the maximum will be $5,000,000. However, Manufacturers Life of America may also consider reinsuring any non-aviation risk in excess of $7,500,000 and any aviation risk in excess of $5,000,000.


WHAT ARE THE VOTING RIGHTS?


As stated above, all of the assets held in the sub-accounts of the Separate Account will be invested in shares of a particular Portfolio of Manufacturers Investment Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Separate Account in its own right, it may elect to do so.


The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Manufacturers Trust. The number will be determined as of a date chosen by

Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manufacturers Life of America may, if required by state insurance officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, Manufacturers Life of America itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manufacturers Life of America reasonably disapproves such changes in accordance with applicable federal regulations. If Manufacturers Life of America does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

WHO ARE THE DIRECTORS AND OFFICERS OF MANUFACTURERS LIFE OF AMERICA?

The directors and executive officers of Manufacturers Life of America, together with their principal occupations during the past five years, are as follows:


                                     POSITION WITH
                                   MANUFACTURERS LIFE
            NAME                       OF AMERICA                              PRINCIPAL OCCUPATION
            ----                   ------------------                          --------------------
Sandra M. Cotter (35)         Director                        Attorney 1989-present, Dykema Gossett
James D. Gallagher (43)       Director, Secretary, and        Vice President, Secretary and General Counsel --
                              General Counsel                 January 1997-present, ManUSA; Vice President, Legal
                                                              Services U.S. Operations -- January 1996-present, The
                                                              Manufacturers Life Insurance Company; Vice President,
                                                              Secretary and General Counsel -- 1994-present, The
                                                              Manufacturers Life Insurance Company of North America;
                                                              Vice President and Associate General Counsel --
                                                              1991-1994, The Prudential Insurance Company of America
Bruce Gordon (54)             Director                        Vice President, U.S. Operations -- Pensions --
                                                              1990-present, The Manufacturers Life Insurance Company
Donald A. Guloien (41)        Director and President          Senior Vice President, Business Development
                                                              1994-present, The Manufacturers Life Insurance Company;
                                                              Vice President, U.S. Individual Business -- 1990-1994,
                                                              The Manufacturers Life Insurance Company
Theodore Kilkuskie, Jr. (42)  Director, Vice President,       Vice President, U.S. Individual Insurance -- January
                              U.S. Individual Insurance       1997- present, ManUSA; Vice President, U.S. Individual
                                                              Insurance -- June 1995-present, The Manufacturers Life
                                                              Insurance Company; Executive Vice President, Mutual
                                                              Funds -- January 1995-May 1995, State Street Research;
                                                              Vice President, Mutual Funds -- 1987-1994, Metropolitan
                                                              Life Insurance Company
Joseph J. Pietroski (59)      Director                        Senior Vice President, General Counsel and Corporate
                                                              Secretary -- 1988-present, The Manufacturers Life
                                                              Insurance Company
John D. Richardson (60)       Chairman and Director           Executive Vice President and General Manager, U.S.
                                                              Operations 1995-present, The Manufacturers Life
                                                              Insurance Company; Senior Vice President and General
                                                              Manager, Canadian Operations 1992-1994
John R. Ostler (45)           Vice President and Treasurer    Financial Vice President -- 1992-present, The
                                                              Manufacturers Life Insurance Company
Douglas H. Myers (43)         Vice President, Finance and     Assistant Vice President and Controller, U.S.
                              Controller                      Operations -- 1988-present, The Manufacturers Life
                                                              Insurance Company
Victor Apps (49)              Senior Vice President, Asia     Senior Vice President and General Manager, Greater
                                                              China Division -- 1995-present, The Manufacturers Life
                                                              Insurance Company; Vice President and General Manger,
                                                              Greater China Division -- 1993-1995, The Manufacturers
                                                              Life Insurance Company; International Vice President --
                                                              1988-1993, Asia Pacific Division, The Manufacturers
                                                              Life Insurance Company

                                     POSITION WITH
                                   MANUFACTURERS LIFE
            NAME                       OF AMERICA                              PRINCIPAL OCCUPATION
            ----                   ------------------                          --------------------
Felix Chee (51)               Vice President, Investments     Executive Vice President -- 1997 to present, The
                                                              Manufacturers Life Insurance Company; Chief Investment
                                                              Officer -- 1997 to present, The Manufacturers Life
                                                              Insurance Company, Senior Vice President and Treasurer
                                                              -- 1993-1994, The Manufacturers Life Insurance Company,
                                                              Senior Vice President, Corporate Finance -- April 1993
                                                              to September 1993, Ontario Hydro.
Robert A. Cook (43)           Vice President, Marketing       Vice President, Product Management -- 1996-present, The
                                                              Manufacturers Life Insurance Company; Sales and
                                                              Marketing Director, U.S. Division 1994-1995, The
                                                              Manufacturers Life Insurance Company; Vice President,
                                                              Corporation Strategic Review -- 1992-1993, The
                                                              Manufacturers Life Insurance Company
Hugh C. McHaffie (39)         Vice President                  Vice President, U.S. Annuities and Product Development
                                                              --1996 to present, The Manufacturers Life Insurance
                                                              Company; Vice President U.S. Annuities and Product
                                                              Development -- 1994 to present, The Manufacturers Life
                                                              Insurance Company of North America; Product Development
                                                              Executive -- 1990 to 1994, The Manufacturers Life
                                                              Insurance Company of North America.
John G. Vrysen (42)           Vice President and Appointed    Vice President and Chief Financial Officer, U.S.
                              Actuary                         Operations -- 1996 to present, The Manufacturers Life
                                                              Insurance Company, Vice President and Chief Actuary --
                                                              1986 to present, The Manufacturers Life Insurance
                                                              Company of North America.


WHAT STATE REGULATIONS APPLY?

Manufacturers Life of America is subject to regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

IS THERE ANY LITIGATION PENDING?


No litigation is pending that would have a material effect upon the Separate Account or Manufacturers Investment Trust.


WHERE CAN FURTHER INFORMATION BE FOUND?

A registration statement under the Securities Act of 1933 has been filed with the S.E.C. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the S.E.C.'s principal office in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact Manufacturers Life of America's Service Office, the address and telephone number of which are on the first page of this prospectus.

LEGAL CONSIDERATIONS

On July 6, 1983, the Supreme Court of The United States held in Arizona Governing Committee v. Norris that certain annuity benefits provided by employers' retirement and fringe benefit programs may not, under Title VII of the Civil Rights Act of 1964, vary between men and women. Unless requested by the applicant, the Policy which will be issued by Manufacturers Life of America will be based on actuarial tables which distinguish between men and women and thus provide different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the effect of Norris or any other applicable law on any employment-related insurance benefit program before purchasing a Policy. If requested by the applicant, Manufacturers Life of America may offer the Policy with provisions based on actuarial tables that do not differentiate on the basis of sex to such prospective purchasers in states where the unisex version of the Policy has been approved.

The State of Montana currently prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the life of any of its residents. Consequently, a Policy will be issued pursuant to the offer contained in this prospectus to a Montana resident having premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

LEGAL MATTERS

The legal validity of the policies has been passed on by James D. Gallagher, Esq., Secretary and General Counsel of Manufacturers Life of America. Jones & Blouch L.L.P., Washington D.C., has passed on certain matters relating to the federal securities laws.

EXPERTS


The financial statements for the period ending December 31, 1997 of The Manufacturers Life Insurance Company of America and Separate Account Four of the The Manufacturers Life Insurance Company of America appearing in this prospectus have been audited by Ernst & Young LLP, independent auditors to the extent indicated in their reports thereon also appearing elsewhere herein. Such financial statements have been included herein in reliance upon such reports given upon the authority of such firm as experts in auditing and accounting.


YEAR 2000 ISSUES


Preparing computer systems to deal with Year 2000 risk has become a major issue for businesses throughout the world. Within the group of companies made up of Manufacturers Life and its subsidiaries ("Manulife Financial"), a group-wide program has been underway since 1996 to make all critical systems compliant by the end of 1998 and other systems compliant by the end of 1999. Included in this program are all systems applicable to and shared by the Company with Manulife Financial. Based on a detailed assessment, Manulife Financial determined that a portion of its software needs to be modified or replaced so that its computer systems will function properly into the Year 2000 and beyond. Like most companies, the Year 2000 issue represents a significant challenge for Manulife Financial, and extensive resources have been dedicated to modifying existing software and to converting to new software. However, there can be no assurances that Manulife Financial's systems, nor those of other companies on which Manulife Financial relies, will be fully converted on a timely basis and therefore that all adverse effects on the Company due to the Year 2000 risk will be avoided. Manulife Financial is presently consulting with vendors, customers, subsidiaries, third-parties and other businesses with which it deals to ensure that no material aspect of its, or the Company's, operations will be hindered by the Year 2000 risk.



The costs of the project and the date on which Manulife Financial plans to complete the modifications are based on management's best estimates and are subject to some uncertainty. Manulife Financial is using both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. The total cost of this program to Manulife Financial is estimated to be $64 million, comprised of $55 million for specifically budgeted programs and $9 million for general contingencies. Manulife Financial has incurred $15 million as at December 31, 1997 of which the Company will receive an allocation due to its shared systems. The costs allocated are not expected to have a material effect on the net operating income of the Company.

                              FINANCIAL STATEMENTS

The financial statements of Manufacturers Life of America included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of Manufacturers Life of America to meet its obligations under the Policies.

                              Financial Statements

                            Separate Account Four of
                        The Manufacturers Life Insurance
                               Company of America


                      Three years ended December 31, 1997

                      with Report of Independent Auditors

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                              FINANCIAL STATEMENTS



                      Three years ended December 31, 1997



                                    CONTENTS



Report of Independent Auditors..............................     F-3

Audited Financial Statements

Statement of Assets and Liabilities.........................     F-4
Statements of Operations....................................     F-6
Statements of Changes in Net Assets.........................    F-16
Notes to Financial Statements...............................    F-25

                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors


  THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



We have audited the accompanying statement of assets and liabilities of Separate Account Four of The Manufacturers Life Insurance Company of America as of December 31, 1997 and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of The Manufacturers Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account Four of The Manufacturers Life Insurance Company of America at December 31, 1997 and the results of its operations and the changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.



                                                          /S/  ERNST & YOUNG LLP



Philadelphia, Pennsylvania


January 30, 1998

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                      STATEMENT OF ASSETS AND LIABILITIES


                               December 31, 1997



                                                                            SUB-ACCOUNT
                                                              NET ASSET        UNITS        NET ASSET
                                                                VALUE       OUTSTANDING   VALUE PER UNIT
                                                             ------------   -----------   --------------
Assets
Investment in NASL Series Trust -- at market value:
  Emerging Growth Trust, 2,572,854 shares (cost
    $53,335,356) ..........................................  $ 62,082,970      985,538        $62.99
  Quantitative Equity Trust, 1,538,349 shares (cost
    $25,536,654)...........................................    34,612,842      838,471         41.28
  Real Estate Securities Trust, 1,223,838 shares (cost
    $18,828,988)...........................................    24,562,432      585,031         41.98
  Balanced Trust, 2,566,305 shares (cost $40,736,425)......    49,606,670    1,673,314         29.65
  Capital Growth Bond Trust, 1,156,348 shares ($12,733,397)    13,702,722      634,378         21.60
  Money Market Trust, 651,683 shares (cost $6,516,833).....     6,516,833      405,767         16.06
  International Stock Trust 585,099 shares (cost
    $6,763,961)............................................     6,711,083      564,394         11.89
  Pacific Rim Emerging Markets Trust, 327,300 shares (cost
    $3,499,065)............................................     2,343,464      314,757          7.45
  Equity Index Trust, 554,062 shares (cost $6,900,704).....     6,914,699      456,400         15.15
  Equity Trust, 372,734 shares (cost $7,721,678)...........     8,013,789      598,385         13.39
  Value Equity Trust, 324,916 shares (cost $4,941,787).....     5,601,556      384,812         14.56
  Growth and Income Trust, 344,786 shares (cost $7,309,943)     8,236,938      534,426         15.41
  U.S. Government Securities Trust, 48,952 shares (cost
    $650,865)..............................................       660,852       60,219         10.97
  Conservative Asset Allocation Trust, 48,041 shares (cost
    $548,689)..............................................       565,927       48,861         11.58
  Moderate Asset Allocation Trust, 143,650 shares (cost
    $1,765,274)............................................     1,860,264      151,848         12.25
  Aggressive Asset Allocation Trust, 223,612 shares (cost
    $3,110,389)............................................     3,211,067      249,829         12.85
  International Small Cap Trust, 40,459 shares (cost
    $569,422)..............................................       554,288       44,121         12.56
  Blue Chip Growth Trust, 301,138 shares (cost
    $4,281,141)............................................     4,517,068      283,306         15.94
  Science & Technology Trust, 106,411 shares (cost
    $1,481,032)............................................     1,449,315      103,504         14.00
  Pilgram Baxter Growth Trust, 23,164 shares (cost
    $291,371) .............................................       289,545       20,008         14.47
  Small/Mid Cap Trust, 116,648 shares (cost $1,838,763)....     1,797,552      118,271         15.20
  Worldwide Growth Trust, 14,336 shares (cost $202,912)....       201,276       14,765         13.63
  Global Equity Trust, 175,361 shares (cost $3,255,628)....     3,398,506      234,026         14.52
  Growth Trust, 101,948 shares (cost $1,711,584)...........     1,754,522      117,710         14.91
  Value Trust, 92,766 shares (cost $1,378,207).............     1,372,938       95,372         14.40
  International Growth and Income Trust, 1,913 shares (cost
    $22,155)...............................................        21,058        1,694         12.43
  High Yield Trust, 61,865 shares (cost $861,542)..........       838,893       60,819         13.79
  Strategic Bond Trust, 32,872 shares (cost $396,279)......       406,950       30,002         13.56
  Global Government Bond Trust, 575 shares (cost $7,900)...         8,086          615         13.15
  Investment Quality Bond Trust, 38,731 shares (cost
    $464,328)..............................................       469,813       34,727         13.53
  Lifestyle Aggressive 1000 Trust, 34,945 shares (cost
    $469,603)..............................................       470,707       33,008         14.26
  Lifestyle Growth 820 Trust, 168,071 shares (cost
    $2,306,612)............................................     2,314,333      163,331         14.17
  Lifestyle Balanced 640 Trust, 62,700 shares (cost
    $833,040) .............................................       850,217       60,557         14.04
  Lifestyle Moderate 460 Trust, 7,298 shares (cost
    $97,071)...............................................        97,432        7,065         13.79
                                                             ------------
Net assets.................................................  $256,016,607
                                                             ============



See accompanying notes.

                     (This page intentionally left blank.)

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                            STATEMENTS OF OPERATIONS



                                                               EMERGING GROWTH                       QUANTITATIVE EQUITY
                                                                 SUB-ACCOUNT                             SUB-ACCOUNT
                                                    --------------------------------------   ------------------------------------
                                                    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                    DEC. 31/97    DEC. 31/96    DEC. 31/95   DEC. 31/97   DEC. 31/96   DEC. 31/95
                                                    -----------   -----------   ----------   ----------   ----------   ----------
Investment income:
  Dividend income.................................  $        --   $ 8,843,524   $1,225,634   $       --   $3,890,071   $       --
Expenses:
  Mortality and expense risks charge..............      373,014       368,823      270,835      197,730      151,076      105,143
                                                    -----------   -----------   ----------   ----------   ----------   ----------
Net investment (loss) income......................     (373,014)    8,474,701      954,799     (197,730)   3,738,995     (105,143)
                                                    -----------   -----------   ----------   ----------   ----------   ----------
Realized and unrealized gain (loss) on
  investments:
  Realized gain (loss) from security transactions:
    Proceeds from sales...........................   10,933,692     6,561,190    2,832,896    3,733,685    3,065,148    1,361,365
    Cost of securities sold.......................    9,991,336     4,628,761    2,206,988    2,720,036    2,226,724    1,152,296
                                                    -----------   -----------   ----------   ----------   ----------   ----------
  Net realized gain (loss)........................      942,356     1,932,429      625,908    1,013,649      838,424      209,069
                                                    -----------   -----------   ----------   ----------   ----------   ----------
  Unrealized appreciation (depreciation) of
    investments:
    Beginning of year.............................      586,387     8,388,250      111,061    2,395,112    3,250,703     (784,068)
    End of year...................................    8,747,614       586,387    8,388,250    9,076,188    2,395,112    3,250,703
                                                    -----------   -----------   ----------   ----------   ----------   ----------
  Net unrealized appreciation (depreciation)
    during the year...............................    8,161,227    (7,801,863)   8,277,189    6,681,076     (855,591)   4,034,771
                                                    -----------   -----------   ----------   ----------   ----------   ----------
Net realized and unrealized gain (loss) on
  investments.....................................    9,103,583    (5,869,434)   8,903,097    7,694,725      (17,167)   4,243,840
                                                    -----------   -----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net assets derived from
  operations......................................  $ 8,730,569   $ 2,605,267   $9,857,896   $7,496,995   $3,721,828   $4,138,697
                                                    ===========   ===========   ==========   ==========   ==========   ==========



 * Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.



** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997.



See accompanying notes.

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                      STATEMENTS OF OPERATIONS (CONTINUED)



            REAL ESTATE SECURITIES                         BALANCED                           CAPITAL GROWTH BOND
                 SUB-ACCOUNT                             SUB-ACCOUNT                              SUB-ACCOUNT
     ------------------------------------   --------------------------------------   -------------------------------------
     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
     DEC. 31/97   DEC. 31/96   DEC. 31/95   DEC. 31/97   DEC. 31/96    DEC. 31/95    DEC. 31/97   DEC. 31/96   DEC. 31/95
     ----------   ----------   ----------   ----------   -----------   -----------   ----------   ----------   -----------
     $       --   $3,089,196   $  226,773   $       --   $ 6,191,018   $    46,122   $       --   $  813,220   $   886,880
        138,789       97,165       78,656      312,899       274,346       212,093       88,739       86,787        68,677
     ----------   ----------   ----------   ----------   -----------   -----------   ----------   ----------   -----------
       (138,789)   2,992,031      148,117     (312,899)    5,916,672      (165,971)     (88,739)     726,433       818,203
     ----------   ----------   ----------   ----------   -----------   -----------   ----------   ----------   -----------
      2,341,949    2,069,989    1,615,880    7,720,982     3,782,322     3,475,264    2,670,789    2,257,680       933,993
      1,932,587    1,848,111    1,447,729    6,543,277     3,146,020     3,283,870    2,837,578    2,354,529       952,316
     ----------   ----------   ----------   ----------   -----------   -----------   ----------   ----------   -----------
        409,362      221,878      168,151    1,177,705       636,302       191,394     (166,789)     (96,849)      (18,323)
     ----------   ----------   ----------   ----------   -----------   -----------   ----------   ----------   -----------
      2,357,828      829,392     (567,347)   2,233,057     4,756,710    (2,255,674)    (322,754)      29,751    (1,013,152)
      5,733,444    2,357,828      829,392    8,870,245     2,233,057     4,756,710      969,325     (322,754)       29,751
     ----------   ----------   ----------   ----------   -----------   -----------   ----------   ----------   -----------
      3,375,616    1,528,436    1,396,739    6,637,188    (2,523,653)    7,012,384    1,292,079     (352,505)    1,042,903
     ----------   ----------   ----------   ----------   -----------   -----------   ----------   ----------   -----------
      3,784,978    1,750,314    1,564,890    7,814,893    (1,887,351)    7,203,778    1,125,290     (449,354)    1,024,580
     ----------   ----------   ----------   ----------   -----------   -----------   ----------   ----------   -----------
     $3,646,189   $4,742,345   $1,713,007   $7,501,994   $ 4,029,321   $ 7,037,807   $1,036,551   $  277,079   $ 1,842,783
     ==========   ==========   ==========   ==========   ===========   ===========   ==========   ==========   ===========

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                      STATEMENTS OF OPERATIONS (CONTINUED)



                                                                  MONEY MARKET                       INTERNATIONAL STOCK
                                                                  SUB-ACCOUNT                            SUB-ACCOUNT
                                                      ------------------------------------   ------------------------------------
                                                      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                      DEC. 31/97   DEC. 31/96   DEC. 31/95   DEC. 31/97   DEC. 31/96   DEC. 31/95
                                                      ----------   ----------   ----------   ----------   ----------   ----------
Investment income:
  Dividend income...................................  $  363,575   $  522,633   $      268   $   91,567    $102,007     $ 42,811
Expenses:
  Mortality and expense risks charge................      47,049       38,258       36,426       31,392      18,357        7,535
                                                      ----------   ----------   ----------   ----------    --------     --------
Net investment (loss) income........................     316,526      484,375      (36,158)      60,175      83,650       35,276
                                                      ----------   ----------   ----------   ----------    --------     --------
  Realized and unrealized gain (loss) on
    investments:
  Realized gain (loss) from security transactions:
    Proceeds from sales.............................   6,596,321    4,574,935    3,529,055    1,816,518     481,615       71,517
    Cost of securities sold.........................   6,872,137    4,366,887    3,419,405    1,550,916     416,277       69,179
                                                      ----------   ----------   ----------   ----------    --------     --------
  Net realized gain (loss)..........................    (275,816)     208,048      109,650      265,602      65,338        2,338
                                                      ----------   ----------   ----------   ----------    --------     --------
  Unrealized appreciation (depreciation) of
    investments:
    Beginning of year...............................    (275,826)     165,832      (31,424)     231,185     110,424         (924)
    End of year.....................................          --     (275,826)     165,832      (52,878)    231,185      110,424
                                                      ----------   ----------   ----------   ----------    --------     --------
  Net unrealized appreciation (depreciation) during
    the year........................................     275,826     (441,658)     197,256     (284,063)    120,761      111,348
                                                      ----------   ----------   ----------   ----------    --------     --------
Net realized and unrealized gain (loss) on
  investments.......................................          10     (233,610)     306,906      (18,461)    186,099      113,686
                                                      ----------   ----------   ----------   ----------    --------     --------
Net increase (decrease) in net assets derived from
  operations........................................  $  316,536   $  250,765   $  270,748   $   41,714    $269,749     $148,962
                                                      ==========   ==========   ==========   ==========    ========     ========



 * Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.



** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997.



See accompanying notes.

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                      STATEMENTS OF OPERATIONS (CONTINUED)


                      PACIFIC RIM
                   EMERGING MARKETS                          EQUITY INDEX                       EQUITY               VALUE EQUITY
                      SUB-ACCOUNT                             SUB-ACCOUNT                     SUB-ACCOUNT             SUB-ACCOUNT
     ---------------------------------------------   -----------------------------   -----------------------------   -------------
      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED     *PERIOD ENDED    YEAR ENDED     *PERIOD ENDED    YEAR ENDED
      DEC. 31/97      DEC. 31/96      DEC. 31/95      DEC. 31/97      DEC. 31/96      DEC. 31/97      DEC. 31/96      DEC. 31/97
     -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
      $     6,802      $ 152,468       $ 16,639        $868,880        $ 79,858       $1,074,319       $ 37,137        $406,015
           22,205         18,290          5,651          21,448           4,113           39,559         12,389          24,945
      -----------      ---------       --------        --------        --------       ----------       --------        --------
          (15,403)       134,178         10,988         847,432          75,745        1,034,760         24,748         381,070
      -----------      ---------       --------        --------        --------       ----------       --------        --------
        1,610,390        936,603         56,135         170,943          42,748        1,651,482        646,845         573,549
        1,704,271        774,951         56,923         133,983          39,927        1,627,042        622,356         498,698
      -----------      ---------       --------        --------        --------       ----------       --------        --------
          (93,881)       161,652           (788)         36,960           2,821           24,440         24,489          74,851
      -----------      ---------       --------        --------        --------       ----------       --------        --------
            5,325        114,318         (5,485)         46,173              --          270,657             --         162,428
       (1,155,601)         5,325        114,318          13,995          46,173          292,111        270,657         659,769
      -----------      ---------       --------        --------        --------       ----------       --------        --------
       (1,160,926)      (108,993)       119,803         (32,178)         46,173           21,454        270,657         497,341
      -----------      ---------       --------        --------        --------       ----------       --------        --------
       (1,254,807)        52,659        119,015           4,782          48,994           45,894        295,146         572,192
      -----------      ---------       --------        --------        --------       ----------       --------        --------
      $(1,270,210)     $ 186,837       $130,003        $852,214        $124,739       $1,080,654       $319,894        $953,262
      ===========      =========       ========        ========        ========       ==========       ========        ========


     VALUE EQUITY
      SUB-ACCOUNT
     -------------
     *PERIOD ENDED
      DEC. 31/96
     -------------
       $ 14,881
          6,019
       --------
          8,862
       --------
         90,317
         88,968
       --------
          1,349
       --------
             --
        162,428
       --------
        162,428
       --------
        163,777
       --------
       $172,639
       ========

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                      STATEMENTS OF OPERATIONS (CONTINUED)



                                                                               U.S. GOVERNMENT                CONSERVATIVE
                                                 GROWTH AND INCOME                SECURITIES                ASSET ALLOCATION
                                                    SUB-ACCOUNT                  SUB-ACCOUNT                  SUB-ACCOUNT
                                             --------------------------   --------------------------   --------------------------
                                             YEAR ENDED   *PERIOD ENDED   YEAR ENDED   *PERIOD ENDED   YEAR ENDED   *PERIOD ENDED
                                             DEC. 31/97    DEC. 31/96     DEC. 31/97    DEC. 31/96     DEC. 31/97    DEC. 31/96
                                             ----------   -------------   ----------   -------------   ----------   -------------
Investment income:
  Dividend income..........................  $ 274,008      $    461       $ 19,990      $     --       $34,960        $    --
Expenses:
  Mortality and expense risks charge.......     32,434         4,797          2,737           849         2,565            685
                                             ----------     --------       --------      --------       -------        -------
Net investment (loss) income...............    241,574        (4,336)        17,253          (849)       32,395           (685)
                                             ----------     --------       --------      --------       -------        -------
Realized and unrealized gain (loss) on
  investments:
  Realized gain (loss) from security
    transactions:
    Proceeds from sales....................    912,556       376,632        590,817       322,161        13,446         43,255
    Cost of securities sold................    705,805       332,811        580,482       317,325        12,672         40,504
                                             ----------     --------       --------      --------       -------        -------
  Net realized gain (loss).................    206,751        43,821         10,335         4,836           774          2,751
                                             ----------     --------       --------      --------       -------        -------
  Unrealized appreciation (depreciation) of
    investments:
    Beginning of year......................    145,719            --          3,780            --         7,208             --
    End of year............................    926,995       145,719          9,987         3,780        17,238          7,208
                                             ----------     --------       --------      --------       -------        -------
  Net unrealized appreciation
    (depreciation) during the year.........    781,276       145,719          6,207         3,780        10,030          7,208
                                             ----------     --------       --------      --------       -------        -------
Net realized and unrealized gain (loss) on
  investments..............................    988,027       189,540         16,542         8,616        10,804          9,959
                                             ----------     --------       --------      --------       -------        -------
Net increase (decrease) in net assets
  derived from operations..................  $1,229,601     $185,204       $ 33,795      $  7,767       $43,199        $ 9,274
                                             ==========     ========       ========      ========       =======        =======



 * Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.



** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997.



See accompanying notes.

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                      STATEMENTS OF OPERATIONS (CONTINUED)



                                                                                                                       **PILGRAM
               MODERATE                       AGGRESSIVE             INTERNATIONAL     BLUE CHIP      **SCIENCE &       BAXTER
           ASSET ALLOCATION                ASSET ALLOCATION            SMALL CAP        GROWTH        TECHNOLOGY        GROWTH
              SUB-ACCOUNT                     SUB-ACCOUNT             SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
     -----------------------------   -----------------------------   -------------   -------------   -------------   -------------
      YEAR ENDED     *PERIOD ENDED    YEAR ENDED     *PERIOD ENDED    YEAR ENDED      YEAR ENDED     PERIOD ENDED    PERIOD ENDED
      DEC. 31/97      DEC. 31/96      DEC. 31/97      DEC. 31/96      DEC. 31/97      DEC. 31/97      DEC. 31/97      DEC. 31/97
     -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
       $ 98,004         $    --        $ 63,599         $ 2,110        $     46        $ 55,879        $ 22,881         $    --
          8,091           2,050           6,368           1,342           2,815           6,989             853             764
       --------         -------        --------         -------        --------        --------        --------         -------
         89,913          (2,050)         57,231             768          (2,769)         48,890          22,028            (764)
       --------         -------        --------         -------        --------        --------        --------         -------
        474,116          31,213         294,332          86,943         461,080         205,667          19,777           4,772
        439,434          29,641         275,851          82,784         450,930         217,790          18,232           4,339
       --------         -------        --------         -------        --------        --------        --------         -------
         34,682           1,572          18,481           4,159          10,150         (12,123)          1,545             433
       --------         -------        --------         -------        --------        --------        --------         -------
         36,462              --          19,871              --              --              --              --              --
         94,990          36,462         100,678          19,871         (15,134)        235,927         (31,717)         (1,826)
       --------         -------        --------         -------        --------        --------        --------         -------
         58,528          36,462          80,807          19,871         (15,134)        235,927         (31,717)         (1,826)
       --------         -------        --------         -------        --------        --------        --------         -------
         93,210          38,034          99,288          24,030          (4,984)        223,804         (30,172)         (1,393)
       --------         -------        --------         -------        --------        --------        --------         -------
       $183,123         $35,984        $156,519         $24,798        $ (7,753)       $272,694        $ (8,144)        $(2,157)
       ========         =======        ========         =======        ========        ========        ========         =======

                            SEPARATE ACCOUNT FOUR OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                      STATEMENTS OF OPERATIONS (CONTINUED)



                                                                                             **GLOBAL
                                                              **SMALL/MID    **WORLDWIDE      EQUITY       **GROWTH
                                                                  CAP           GROWTH      SUB-ACCOUNT   SUB-ACCOUNT
                                                              SUB-ACCOUNT    SUB-ACCOUNT    -----------   -----------
                                                              ------------   ------------     PERIOD        PERIOD
                                                              PERIOD ENDED   PERIOD ENDED      ENDED         ENDED
                                                               DEC. 31/97     DEC. 31/97    DEC. 31/97    DEC. 31/97
                                                              ------------   ------------   -----------   -----------
Investment income:
     Dividend income........................................    $     --       $ 1,726       $     --       $    --
Expenses:
     Mortality and expense risks charge.....................       1,669           142          2,697         1,748
                                                                --------       -------       --------       -------
Net investment (loss) income................................      (1,669)        1,584         (2,697)       (1,748)
                                                                --------       -------       --------       -------
Realized and unrealized gain (loss) on investments:
     Realized gain (loss) from security transactions:
          Proceeds from sales...............................      95,793         3,228         28,974         4,007
          Cost of securities sold...........................      96,560         3,203         27,932         3,543
                                                                --------       -------       --------       -------
     Net realized gain (loss)...............................        (767)           25          1,042           464
                                                                --------       -------       --------       -------
     Unrealized appreciation (depreciation) of investments:
          Beginning of year.................................          --            --             --            --
          End of year.......................................     (41,211)       (1,636)       142,878        42,938
                                                                --------       -------       --------       -------
     Net unrealized appreciation (depreciation) during the
       year.................................................     (41,211)       (1,636)       142,878        42,938
                                                                --------       -------       --------       -------
Net realized and unrealized gain (loss) on investments......     (41,978)       (1,611)       143,920        43,402
                                                                --------       -------       --------       -------
Net increase (decrease) in net assets derived from
  operations................................................    $(43,647)      $   (27)      $141,223       $41,654
                                                                ========       =======       ========       =======



 * Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.



** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997.



See accompanying notes.

                            SEPARATE ACCOUNT FOUR OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                      STATEMENTS OF OPERATIONS (CONTINUED)



                   **INTERNATIONAL                                   **GLOBAL
                     GROWTH AND                     **STRATEGIC     GOVERNMENT    **INVESTMENT
      **VALUE          INCOME        **HIGH YIELD       BOND           BOND       QUALITY BOND
    SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
    ------------   ---------------   ------------   ------------   ------------   ------------
    PERIOD ENDED    PERIOD ENDED     PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED
     DEC. 31/97      DEC. 31/97       DEC. 31/97     DEC. 31/97     DEC. 31/97     DEC. 31/97
    ------------   ---------------   ------------   ------------   ------------   ------------
      $42,077          $    --         $ 31,277       $    --          $ --          $   --
        1,979               61            1,095           827            17             391
      -------          -------         --------       -------          ----          ------
       40,098              (61)          30,182          (827)          (17)           (391)
      -------          -------         --------       -------          ----          ------
       10,858            4,308           80,117         6,519           131           2,867
        9,724            4,568           75,733         6,233           128           2,800
      -------          -------         --------       -------          ----          ------
        1,134             (260)           4,384           286             3              67
      -------          -------         --------       -------          ----          ------
           --               --               --            --            --              --
       (5,269)          (1,097)         (22,649)       10,671           186           5,485
      -------          -------         --------       -------          ----          ------
       (5,269)          (1,097)         (22,649)       10,671           186           5,485
      -------          -------         --------       -------          ----          ------
       (4,135)          (1,357)         (18,265)       10,957           189           5,552
      -------          -------         --------       -------          ----          ------
      $35,963          $(1,418)        $ 11,917       $10,130          $172          $5,161
      =======          =======         ========       =======          ====          ======

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                      STATEMENTS OF OPERATIONS (CONTINUED)



                              **LIFESTYLE    **LIFESTYLE    **LIFESTYLE    **LIFESTYLE
                               AGGRESSIVE       GROWTH        BALANCED       MODERATE
                                  1000           820            640            460
                              SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT                     TOTAL
                              ------------   ------------   ------------   ------------   ---------------------------------------
                              PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                               DEC. 31/97     DEC. 31/97     DEC. 31/97     DEC. 31/97    DEC. 31/97    DEC. 31/96    DEC. 31/95
                              ------------   ------------   ------------   ------------   -----------   -----------   -----------
Investment income:
  Dividend income...........     $  954        $ 16,099       $ 6,641          $653       $ 3,479,952   $23,738,584   $ 2,445,127
Expenses:
  Mortality and expense
    risks charge............        798           5,554         2,300            32         1,380,695     1,085,346       785,016
                                 ------        --------       -------          ----       -----------   -----------   -----------
Net investment (loss)
  income....................        156          10,545         4,341           621         2,099,257    22,653,238     1,660,111
                                 ------        --------       -------          ----       -----------   -----------   -----------
Realized and unrealized gain
  (loss) on investments:
  Realized gain (loss) from
    security transactions:
    Proceeds from sales.....     22,090         139,748        10,642           227        43,206,372    25,369,596    13,876,105
    Cost of securities
      sold..................     20,473         133,241        10,202           229        39,511,965    21,316,576    12,588,706
                                 ------        --------       -------          ----       -----------   -----------   -----------
  Net realized gain
    (loss)..................      1,617           6,507           440            (2)        3,694,407     4,053,020     1,287,399
                                 ------        --------       -------          ----       -----------   -----------   -----------
  Unrealized appreciation
    (depreciation) of
    investments:
    Beginning of year.......         --              --            --            --         7,902,612    17,645,380    (4,547,013)
    End of year.............      1,104           7,721        17,177           361        34,648,009     7,902,612    17,645,380
                                 ------        --------       -------          ----       -----------   -----------   -----------
  Net unrealized
    appreciation
    (depreciation) during
    the year................      1,104           7,721        17,177           361        26,745,397    (9,742,768)   22,192,393
                                 ------        --------       -------          ----       -----------   -----------   -----------
Net realized and unrealized
  gain (loss) on
  investments...............      2,721          14,228        17,617           359        30,439,804    (5,689,748)   23,479,792
                                 ------        --------       -------          ----       -----------   -----------   -----------
Net increase (decrease) in
  net assets derived from
  operations................     $2,877        $ 24,773       $21,958          $980       $32,539,061   $16,963,490   $25,139,903
                                 ======        ========       =======          ====       ===========   ===========   ===========



 * Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.



** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997.



See accompanying notes.

                      (This page intentionally left blank)

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                      STATEMENTS OF CHANGES IN NET ASSETS



                                           EMERGING GROWTH                          QUANTITATIVE EQUITY
                                             SUB-ACCOUNT                                SUB-ACCOUNT
                               ----------------------------------------   ---------------------------------------
                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                DEC. 31/97    DEC. 31/96    DEC. 31/95    DEC. 31/97    DEC. 31/96    DEC. 31/95
                               ------------   -----------   -----------   -----------   -----------   -----------
FROM OPERATIONS
Net investment (loss)
  income.....................  $   (373,014)  $ 8,474,701   $   954,799   $  (197,730)  $ 3,738,995   $  (105,143)
Net realized gain (loss).....       942,356     1,932,429       625,908     1,013,649       838,424       209,069
Net unrealized appreciation
  (depreciation) of
  investments during the
  year.......................     8,161,227    (7,801,863)    8,277,189     6,681,076      (855,591)    4,034,771
                               ------------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in
  net assets derived from
  operations.................     8,730,569     2,605,267     9,857,896     7,496,995     3,721,828     4,138,697
                               ------------   -----------   -----------   -----------   -----------   -----------
FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
  Transfer of net premiums...    10,968,515    14,023,834    15,756,405     5,269,678     4,853,989     5,345,309
  Transfer of terminations...    (5,398,115)   (5,184,577)   (4,775,355)   (3,038,289)   (1,960,658)   (2,397,088)
  Transfer of policy loans...      (624,209)     (629,038)     (383,960)     (229,614)     (199,046)     (139,168)
  Net interfund transfers....   (10,114,334)   (4,559,177)      808,068      (447,386)   (1,140,965)      601,941
                               ------------   -----------   -----------   -----------   -----------   -----------
                                 (5,168,143)    3,651,042    11,405,158     1,554,389     1,553,320     3,410,994
                               ------------   -----------   -----------   -----------   -----------   -----------
Net increase (decrease) in
  net assets.................     3,562,426     6,256,309    21,263,054     9,051,384     5,275,148     7,549,691
NET ASSETS
Beginning of year............    58,520,544    52,264,235    31,001,181    25,561,458    20,286,310    12,736,619
                               ------------   -----------   -----------   -----------   -----------   -----------
End of year..................  $ 62,082,970   $58,520,544   $52,264,235   $34,612,842   $25,561,458   $20,286,310
                               ============   ===========   ===========   ===========   ===========   ===========



 * Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.



** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997.



See accompanying notes.

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                      STATEMENTS OF CHANGES IN NET ASSETS



             REAL ESTATE SECURITIES                           BALANCED                             CAPITAL GROWTH BOND
                   SUB-ACCOUNT                               SUB-ACCOUNT                               SUB-ACCOUNT
     ---------------------------------------   ---------------------------------------   ---------------------------------------
     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
     DEC. 31/97    DEC. 31/96    DEC. 31/95    DEC. 31/97    DEC. 31/96    DEC. 31/95    DEC. 31/97    DEC. 31/96    DEC. 31/95
     -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     $  (138,789)  $ 2,992,031   $   148,117   $  (312,899)  $ 5,916,672   $  (165,971)  $   (88,739)  $   726,433   $   818,203
         409,362       221,878       168,151     1,177,705       636,302       191,394      (166,789)      (96,849)      (18,323)
       3,375,616     1,528,436     1,396,739     6,637,188    (2,523,653)    7,012,384     1,292,079      (352,505)    1,042,903
     -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
       3,646,189     4,742,345     1,713,007     7,501,994     4,029,321     7,037,807     1,036,551       277,079     1,842,783
     -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
       3,087,313     2,765,182     4,283,407     7,548,194     8,726,978    10,932,103     1,927,024     2,665,999     3,119,374
      (2,187,862)   (1,467,190)   (1,478,397)   (5,118,735)   (3,748,227)   (3,544,462)   (1,630,139)     (923,256)   (1,316,692)
        (150,861)     (101,471)      (43,920)     (520,775)     (345,242)     (305,026)      (60,413)      (81,852)      (67,747)
       1,362,290    (1,015,253)   (1,220,289)   (5,272,252)   (2,422,119)   (1,831,364)   (1,458,915)     (809,388)      730,548
     -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
       2,110,880       181,268     1,540,801    (3,363,568)    2,211,390     5,251,251    (1,222,443)      851,503     2,465,483
     -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
       5,757,069     4,923,613     3,253,808     4,138,426     6,240,711    12,289,058      (185,892)    1,128,582     4,308,266
      18,805,363    13,881,750    10,627,942    45,468,244    39,227,533    26,938,475    13,888,614    12,760,032     8,451,766
     -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
     $24,562,432   $18,805,363   $13,881,750   $49,606,670   $45,468,244   $39,227,533   $13,702,722   $13,888,614   $12,760,032
     ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

                            SEPARATE ACCOUNT FOUR OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                             MONEY MARKET                        INTERNATIONAL STOCK
                                             SUB-ACCOUNT                             SUB-ACCOUNT
                                --------------------------------------   ------------------------------------
                                YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                DEC. 31/97    DEC. 31/96    DEC. 31/95   DEC. 31/97   DEC. 31/96   DEC. 31/95
                                -----------   -----------   ----------   ----------   ----------   ----------
FROM OPERATIONS
Net investment (loss)
  income......................  $   316,526   $   484,375   $  (36,158)  $   60,175   $   83,650   $   35,276
Net realized gain (loss)......     (275,816)      208,048      109,650      265,602       65,338        2,338
Net unrealized appreciation
  (depreciation) of
  investments during the
  year........................      275,826      (441,658)     197,256     (284,063)     120,761      111,348
                                -----------   -----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net
  assets derived from
  operations..................      316,536       250,765      270,748       41,714      269,749      148,962
                                -----------   -----------   ----------   ----------   ----------   ----------
FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
  Transfer of net premiums....    3,105,289     2,628,791    2,577,889    2,524,804      870,119      468,861
  Transfer of terminations....   (1,271,291)     (956,767)    (782,380)    (503,518)    (194,570)    (114,292)
  Transfer of policy loans....       17,308       (13,756)     (36,007)     (88,083)     (27,661)      (8,567)
  Net interfund transfers.....   (2,379,177)   (1,146,057)    (642,476)     871,148    1,135,964    1,045,046
                                -----------   -----------   ----------   ----------   ----------   ----------
                                   (527,871)      512,211    1,117,026    2,804,351    1,783,852    1,391,048
                                -----------   -----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net
  assets......................     (211,335)      762,976    1,387,774    2,846,065    2,053,601    1,540,010
NET ASSETS
Beginning of year.............    6,728,168     5,965,192    4,577,418    3,865,018    1,811,417      271,407
                                -----------   -----------   ----------   ----------   ----------   ----------
End of year...................  $ 6,516,833   $ 6,728,168   $5,965,192   $6,711,083   $3,865,018   $1,811,417
                                ===========   ===========   ==========   ==========   ==========   ==========



 * Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.



** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997.



See accompanying notes.

                            SEPARATE ACCOUNT FOUR OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                 PACIFIC RIM
              EMERGING MARKETS                     EQUITY INDEX                    EQUITY
                 SUB-ACCOUNT                       SUB-ACCOUNT                  SUB-ACCOUNT
    -------------------------------------   --------------------------   --------------------------
    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   *PERIOD ENDED   YEAR ENDED   *PERIOD ENDED
    DEC. 31/97    DEC. 31/96   DEC. 31/95   DEC. 31/97    DEC. 31/96     DEC. 31/97    DEC. 31/96
    -----------   ----------   ----------   ----------   -------------   ----------   -------------
    $   (15,403)  $  134,178   $   10,988   $  847,432    $   75,745     $1,034,760    $   24,748
        (93,881)     161,652         (788)      36,960         2,821         24,440        24,489
     (1,160,926)    (108,993)     119,803      (32,178)       46,173         21,454       270,657
    -----------   ----------   ----------   ----------    ----------     ----------    ----------
     (1,270,210)     186,837      130,003      852,214       124,739      1,080,654       319,894
    -----------   ----------   ----------   ----------    ----------     ----------    ----------
        858,191      683,676      339,577    3,106,131       279,042      3,023,077       961,034
       (808,786)    (201,928)     (84,460)    (166,672)      (38,180)      (778,177)      (85,993)
        (65,080)     (20,049)      (7,956)      (3,054)       (3,251)       (30,340)       (8,149)
        (58,053)   1,647,145      839,514    1,961,503       802,227        582,252     2,949,537
    -----------   ----------   ----------   ----------    ----------     ----------    ----------
        (73,728)   2,108,844    1,086,675    4,897,908     1,039,838      2,796,812     3,816,429
    -----------   ----------   ----------   ----------    ----------     ----------    ----------
     (1,343,938)   2,295,681    1,216,678    5,750,122     1,164,577      3,877,466     4,136,323
      3,687,402    1,391,721      175,043    1,164,577            --      4,136,323            --
    -----------   ----------   ----------   ----------    ----------     ----------    ----------
    $ 2,343,464   $3,687,402   $1,391,721   $6,914,699    $1,164,577     $8,013,789    $4,136,323
    ===========   ==========   ==========   ==========    ==========     ==========    ==========

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                                                                                            U.S. GOVERNMENT
                                               VALUE EQUITY                 GROWTH AND INCOME                 SECURITIES
                                                SUB-ACCOUNT                    SUB-ACCOUNT                    SUB-ACCOUNT
                                        ---------------------------    ---------------------------    ---------------------------
                                        YEAR ENDED    *PERIOD ENDED    YEAR ENDED    *PERIOD ENDED    YEAR ENDED    *PERIOD ENDED
                                        DEC. 31/97     DEC. 31/96      DEC. 31/97     DEC. 31/96      DEC. 31/97     DEC. 31/96
                                        ----------    -------------    ----------    -------------    ----------    -------------
FROM OPERATIONS
Net investment (loss) income........    $  381,070     $    8,862      $  241,574     $   (4,336)      $ 17,253       $    (849)
Net realized gain (loss)............        74,851          1,349         206,751         43,821         10,335           4,836
Net unrealized appreciation
  (depreciation) of investments
  during the year...................       497,341        162,428         781,276        145,719          6,207           3,780
                                        ----------     ----------      ----------     ----------       --------       ---------
Net increase (decrease) in net
  assets derived from operations....       953,262        172,639       1,229,601        185,204         33,795           7,767
                                        ----------     ----------      ----------     ----------       --------       ---------
FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
  Transfer of net premiums..........       856,465        351,584       2,327,523        316,929        112,190          18,521
  Transfer of terminations..........      (394,553)       (35,519)       (494,932)       (36,051)       (28,622)       (299,154)
  Transfer of policy loans..........       (21,910)        (4,090)        (11,939)          (439)       (10,083)             --
  Net interfund transfers...........     2,113,454      1,610,224       3,120,002      1,601,040        378,086         448,352
                                        ----------     ----------      ----------     ----------       --------       ---------
                                         2,553,456      1,922,199       4,940,654      1,881,479        451,571         167,719
                                        ----------     ----------      ----------     ----------       --------       ---------
Net increase (decrease) in net
  assets............................     3,506,718      2,094,838       6,170,255      2,066,683        485,366         175,486
NET ASSETS
Beginning of year...................     2,094,838             --       2,066,683             --        175,486              --
                                        ----------     ----------      ----------     ----------       --------       ---------
End of year.........................    $5,601,556     $2,094,838      $8,236,938     $2,066,683       $660,852       $ 175,486
                                        ==========     ==========      ==========     ==========       ========       =========



 * Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.



** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997.



See accompanying notes.

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



            CONSERVATIVE                   MODERATE                    AGGRESSIVE           INTERNATIONAL    BLUE CHIP
          ASSET ALLOCATION             ASSET ALLOCATION             ASSET ALLOCATION          SMALL CAP       GROWTH
            SUB-ACCOUNT                  SUB-ACCOUNT                  SUB-ACCOUNT            SUB-ACCOUNT    SUB-ACCOUNT
     --------------------------   --------------------------   --------------------------   -------------   -----------
     YEAR ENDED   *PERIOD ENDED   YEAR ENDED   *PERIOD ENDED   YEAR ENDED   *PERIOD ENDED    YEAR ENDED     YEAR ENDED
     DEC. 31/97    DEC. 31/96     DEC. 31/97    DEC. 31/96     DEC. 31/97    DEC. 31/96      DEC. 31/97     DEC. 31/97
     ----------   -------------   ----------   -------------   ----------   -------------   -------------   -----------
      $ 32,395      $   (685)     $   89,913     $ (2,050)     $   57,231     $    768         $ (2,769)    $   48,890
           774         2,751          34,682        1,572          18,481        4,159           10,150        (12,123)
        10,030         7,208          58,528       36,462          80,807       19,871          (15,134)       235,927
      --------      --------      ----------     --------      ----------     --------         --------     ----------
        43,199         9,274         183,123       35,984         156,519       24,798           (7,753)       272,694
      --------      --------      ----------     --------      ----------     --------         --------     ----------
       107,136        44,311         887,517      131,528       2,451,770       67,783           78,736      3,002,085
       (13,120)       (5,606)       (176,631)     (12,696)       (230,373)     (10,117)         (20,504)      (121,898)
            --            --             (10)      (1,206)           (296)      (1,206)          (2,010)          (545)
       285,503        95,230         254,676      557,979         471,051      281,138          505,819      1,364,732
      --------      --------      ----------     --------      ----------     --------         --------     ----------
       379,519       133,935         965,552      675,605       2,692,152      337,598          562,041      4,244,374
      --------      --------      ----------     --------      ----------     --------         --------     ----------
       422,718       143,209       1,148,675      711,589       2,848,671      362,396          554,288      4,517,068
       143,209            --         711,589           --         362,396           --               --             --
      --------      --------      ----------     --------      ----------     --------         --------     ----------
      $565,927      $143,209      $1,860,264     $711,589      $3,211,067     $362,396         $554,288     $4,517,068
      ========      ========      ==========     ========      ==========     ========         ========     ==========

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                                                      **PILGRAM
                                                     **SCIENCE &        BAXTER       **SMALL/MID     **WORLDWIDE       **GLOBAL
                                                      TECHNOLOGY        GROWTH           CAP            GROWTH          EQUITY
                                                     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                                     ------------    ------------    ------------    ------------    ------------
                                                     PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                                      DEC. 31/97      DEC. 31/97      DEC. 31/97      DEC. 31/97      DEC. 31/97
                                                     ------------    ------------    ------------    ------------    ------------
FROM OPERATIONS
Net investment (loss) income.....................     $   22,028       $   (764)      $   (1,669)      $  1,584       $   (2,697)
Net realized gain (loss).........................          1,545            433             (767)            25            1,042
Net unrealized appreciation (depreciation) of
  investments during the year....................        (31,717)        (1,826)         (41,211)        (1,636)         142,878
                                                      ----------       --------       ----------       --------       ----------
Net increase (decrease) in net assets derived
  from operations................................         (8,144)        (2,157)         (43,647)           (27)         141,223
                                                      ----------       --------       ----------       --------       ----------
FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
  Transfer of net premiums.......................      1,280,093         52,430        1,504,311          3,589        3,088,398
  Transfer of terminations.......................         (8,796)        (3,413)         (24,555)          (385)         (47,709)
  Transfer of policy loans.......................             --             --               --             --               --
  Net interfund transfers........................        186,162        242,685          361,443        198,099          216,594
                                                      ----------       --------       ----------       --------       ----------
                                                       1,457,459        291,702        1,841,199        201,303        3,257,283
                                                      ----------       --------       ----------       --------       ----------
Net increase (decrease) in net assets............      1,449,315        289,545        1,797,552        201,276        3,398,506
NET ASSETS
Beginning of year................................             --             --               --             --               --
                                                      ----------       --------       ----------       --------       ----------
End of year......................................     $1,449,315       $289,545       $1,797,552       $201,276       $3,398,506
                                                      ==========       ========       ==========       ========       ==========



 * Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.


** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997



See accompanying notes.

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)



                                  **INTERNATIONAL                                   **GLOBAL
                                    GROWTH AND         **HIGH      **STRATEGIC     GOVERNMENT
      **GROWTH       **VALUE          INCOME           YIELD           BOND           BOND
    SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
    ------------   ------------   ---------------   ------------   ------------   ------------
    PERIOD ENDED   PERIOD ENDED    PERIOD ENDED     PERIOD ENDED   PERIOD ENDED   PERIOD ENDED
     DEC. 31/97     DEC. 31/97      DEC. 31/97       DEC. 31/97     DEC. 31/97     DEC. 31/97
    ------------   ------------   ---------------   ------------   ------------   ------------
     $   (1,748)    $   40,098        $   (61)        $ 30,182       $   (827)       $  (17)
            464          1,134           (260)           4,384            286             3
         42,938         (5,269)        (1,097)         (22,649)        10,671           186
     ----------     ----------        -------         --------       --------        ------
         41,654         35,963         (1,418)          11,917         10,130           172
     ----------     ----------        -------         --------       --------        ------
      1,408,136        811,955          1,816          563,344        174,730           185
        (22,975)       (29,096)          (376)         (17,818)        (7,767)         (187)
             --         (4,630)            --           (2,703)           (83)          (52)
        327,707        558,746         21,036          284,153        229,940         7,968
     ----------     ----------        -------         --------       --------        ------
      1,712,868      1,336,975         22,476          826,976        396,820         7,914
     ----------     ----------        -------         --------       --------        ------
      1,754,522      1,372,938         21,058          838,893        406,950         8,086
             --             --             --               --             --            --
     ----------     ----------        -------         --------       --------        ------
     $1,754,522     $1,372,938        $21,058         $838,893       $406,950        $8,086
     ==========     ==========        =======         ========       ========        ======

                            SEPARATE ACCOUNT FOUR OF


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                    **LIFESTYLE    **LIFESTYLE    **LIFESTYLE    **LIFESTYLE
                                    **INVESTMENT     AGGRESSIVE       GROWTH        BALANCED       MODERATE
                                    QUALITY BOND        1000           820            640            460
                                     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT       TOTAL
                                    -------------   ------------   ------------   ------------   ------------   ------------
                                    PERIOD ENDED    PERIOD ENDED   PERIOD ENDED   PERIOD ENDED   PERIOD ENDED    YEAR ENDED
                                     DEC. 31/97      DEC. 31/97     DEC. 31/97     DEC. 31/97     DEC. 31/97     DEC. 31/97
                                    -------------   ------------   ------------   ------------   ------------   ------------
FROM OPERATIONS
Net investment (loss) income......    $   (391)       $    156      $   10,545      $  4,341       $   621      $  2,099,257
Net realized gain (loss)..........          67           1,617           6,507           440            (2)        3,694,407
Net unrealized appreciation
  (depreciation) of investments
  during the year.................       5,485           1,104           7,721        17,177           361        26,745,397
                                      --------        --------      ----------      --------       -------      ------------
Net increase (decrease) in net
  assets derived from
  operations......................       5,161           2,877          24,773        21,958           980        32,539,061
                                      --------        --------      ----------      --------       -------      ------------
FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
  Transfer of net premiums........     298,577          33,139         104,216        30,549           890        60,597,996
  Transfer of terminations........      (8,387)         (7,521)        (42,295)       (8,966)         (274)      (22,612,737)
  Transfer of policy loans........          --         (10,340)        (91,693)           --            --        (1,911,415)
  Net interfund transfers.........     174,462         452,552       2,319,332       806,676        95,836            23,790
                                      --------        --------      ----------      --------       -------      ------------
                                       464,652         467,830       2,289,560       828,259        96,452        36,097,634
                                      --------        --------      ----------      --------       -------      ------------
Net increase (decrease) in net
  assets..........................     469,813         470,707       2,314,333       850,217        97,432        68,636,695
NET ASSETS
Beginning of year.................          --              --              --            --            --       187,379,912
                                      --------        --------      ----------      --------       -------      ------------
End of year.......................    $469,813        $470,707      $2,314,333      $850,217       $97,432      $256,016,607
                                      ========        ========      ==========      ========       =======      ============


                                               TOTAL
                                    ---------------------------
                                     YEAR ENDED     YEAR ENDED
                                     DEC. 31/96     DEC. 31/95
                                    ------------   ------------
FROM OPERATIONS
Net investment (loss) income......  $ 22,653,238   $  1,660,111
Net realized gain (loss)..........     4,053,020      1,287,399
Net unrealized appreciation
  (depreciation) of investments
  during the year.................    (9,742,768)    22,192,393
                                    ------------   ------------
Net increase (decrease) in net
  assets derived from
  operations......................    16,963,490     25,139,903
                                    ------------   ------------
FROM CAPITAL TRANSACTIONS
Additions (deductions) from:
  Transfer of net premiums........    39,389,300     42,822,925
  Transfer of terminations........   (15,160,489)   (14,493,126)
  Transfer of policy loans........    (1,436,456)      (992,351)
  Net interfund transfers.........        35,877        330,988
                                    ------------   ------------
                                      22,828,232     27,668,436
                                    ------------   ------------
Net increase (decrease) in net
  assets..........................    39,791,722     52,808,339
NET ASSETS
Beginning of year.................   147,588,190     94,779,851
                                    ------------   ------------
End of year.......................  $187,379,912   $147,588,190
                                    ============   ============



 * Reflects the period from commencement of operations February 14, 1996 through December 31, 1996.



** Reflects the period from commencement of operations May 1, 1997 through December 31, 1997.



See accompanying notes.

                            SEPARATE ACCOUNT FOUR OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 1997



1.  ORGANIZATION



Separate Account Four of The Manufacturers Life Insurance Company of America (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Separate Account is comprised of investment sub-accounts available for allocation of net premiums under variable universal life insurance policies (the "Policies") issued by The Manufacturers Life Insurance Company of America ("Manufacturers Life of America"). The Separate Account was established by Manufacturers Life of America, a life insurance company organized in 1983 under Michigan law. Manufacturers Life of America is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian mutual life insurance company. On January 1, 1996, Manulife Financial merged with North American Life Assurance Company and, as a result, acquired control of the NASL Series Trust which, effective October 31, 1997, was renamed Manufacturers Investment Trust. Each investment sub-account invests solely in shares of a particular Manufacturers Investment Trust or, prior to the merger, a Manulife Series Fund. Manufacturers Investment Trust and, prior to the merger, Manulife Series Fund are registered under the Investment Company Act of 1940 as open-end management investment companies.



The International Small Cap and Blue Chip Growth Trusts were added to the Separate Account on January 1, 1997 as investment options for variable universal life policy holders of Manufacturers Life of America. The Science & Technology, Pilgram Baxter Growth, Small/Mid Cap, Worldwide Growth, Global Equity, Growth, Value, International Growth and Income, High Yield, Strategic Bond, Global Government Bond, Investment Quality Bond, Lifestyle Aggressive 1000, Lifestyle Growth 820, Lifestyle Balanced 640 and Lifestyle Moderate 460 Trusts were added to the Separate Account on May 1, 1997 as investment options for valuable universal life policy holders of Manufacturers Life of America.



The Equity Index Fund, Equity, Value Equity, Growth and Income, U.S. Government Securities, Conservative Asset Allocation, Moderate Asset Allocation, and Aggressive Asset Allocation Trusts, were added to the Separate Account on February 14, 1996 as investment options for policy holders of Manufacturers Life of America.



Effective December 31, 1996, Manulife Series Fund, Inc. was merged into the Manufacturers Investment Trust (formerly the NASL Series Trust). As a result, the following sub-accounts of the Separate Account were renamed to correspond with the fund names of the Manufacturers Investment Trust.



          MANULIFE SERIES FUND, INC.                   MANUFACTURERS INVESTMENT TRUST
                 SUB-ACCOUNTS                                   SUB-ACCOUNTS
          --------------------------                   ------------------------------
         Emerging Growth Equity Fund                       Emerging Growth Trust
              Common Stock Fund                          Quantitative Equity Trust
         Real Estate Securities Fund                    Real Estate Securities Trust
             Balanced Assets Fund                              Balanced Trust
           Capital Growth Bond Fund                      Capital Growth Bond Trust
              Money Market Fund                              Money Market Trust
              International Fund                         International Stock Trust
      Pacific Rim Emerging Markets Fund              Pacific Rim Emerging Markets Trust
              Equity Index Fund                              Equity Index Trust



All references hereinafter to Manufacturers Investment Trust would have been to Manulife Series Fund, Inc. prior to December 31, 1996.

                            SEPARATE ACCOUNT FOUR OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



Manufacturers Life of America is the legal owner of the Separate Account. Manufacturers Life of America is required to maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable policies are general corporate obligations of Manufacturers Life of America.



Additional assets are held in Manufacturers Life of America's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.



2.  SIGNIFICANT ACCOUNTING POLICIES



The following is a summary of significant accounting policies followed by the Separate Account in preparation of its financial statements:



a. Valuation of Investments -- Investments are made among the thirty-four Trusts of Manufacturers Investment Trust and are valued at the reported net asset values of these Trusts. Transactions are recorded on the trade date. Net investment income and net realized gains on investments in Manufacturers Investment Trust are reinvested.



b. Realized gains and losses on the sale of investments are computed on the first-in, first-out basis.



c.   Dividend income is recorded on the ex-dividend date.



d. Federal Income Taxes -- Manufacturers Life of America, the Separate Account's sponsor, is taxed as a "life insurance company" under the Internal Revenue Code. Under these provisions of the Code, the operations of the Separate Account form part of the sponsor's total operations and are not taxed separately.



     The current year's operations of the Separate Account are not expected to affect the sponsor's tax liabilities and, accordingly, no charges were made against the Separate Account for federal, state and local taxes. However, in the future, should the sponsor incur significant tax liabilities related to the Separate Account's operations, it intends to make a charge or establish a provision within the Separate Account for such taxes.



USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS



The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



3.  MORTALITY AND EXPENSE RISKS CHARGE



Manufacturers Life of America deducts from the assets of the Separate Account a daily charge equivalent to an annual rate of 0.65% of the average net value of the Separate Account's assets for mortality and expense risks.



4.  PREMIUM DEDUCTIONS



Manufacturers Life of America deducts a sales charge of 3% and a charge of 2% to cover state premium taxes from the gross single premium and any additional premiums before placing the remaining net premiums in the sub-accounts.

                            SEPARATE ACCOUNT FOUR OF
              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)



5.  PURCHASES AND SALES OF MANUFACTURERS INVESTMENT TRUST SHARES



Purchases and sales of the shares of common stock of Manufacturers Investment Trust for the year ended December 31, 1997 were $82,099,182 and $43,206,372, respectively, and for the year ended December 31, 1996 were $70,957,210 and $25,369,596, respectively.



6.  RELATED PARTY TRANSACTIONS



ManEquity, Inc., a registered broker-dealer and indirect wholly-owned subsidiary of Manulife Financial, acts as the principal underwriter of the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. Registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity, Inc. who are also authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. Registered representatives are compensated on a commission basis.



Manufacturers Life of America has a formal service agreement with its affiliates, Manulife Financial and The Manufacturers Life Insurance Company (U.S.A.), which can be terminated by either party upon two months notice. Under this Agreement, Manufacturers Life of America pays for legal, actuarial, investment and certain other administrative services.

                CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES


              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995



                      WITH REPORT OF INDEPENDENT AUDITORS



                                    CONTENTS



Report of Independent Auditors..............................  F-29
Audited Consolidated Financial Statements
Consolidated Balance Sheets.................................  F-30
Consolidated Statements of Income...........................  F-31
Consolidated Statements of Changes in Capital And Surplus...  F-32
Consolidated Statements of Cash Flows.......................  F-33
Notes to Consolidated Financial Statements..................  F-34

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors


  THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of America as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in capital and surplus and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of America at December 31, 1997 and 1996, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.



                                                           /s/ ERNST & YOUNG LLP

                                                               ERNST & YOUNG LLP



Philadelphia, Pennsylvania


March 20, 1998

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                          CONSOLIDATED BALANCE SHEETS



                                                                 AS AT DECEMBER 31
                                                              -----------------------
                                                                 1997         1996
                                                              ----------   ----------
                                ASSETS ($ THOUSANDS)
Investments:
Securities available-for-sale, at fair value: (note 4)
     Fixed maturity (amortized cost: 1997 $66,565; 1996
      $50,456)..............................................  $   67,893   $   51,708
     Equity (cost: 1997 $20,153; 1996 $19,450)..............      19,460       21,572
     Mortgage loans.........................................         131          645
     Policy loans...........................................      14,673        9,822
     Cash and short-term investments........................      22,012       17,493
                                                              ----------   ----------
Total investments...........................................  $  124,169   $  101,240
                                                              ==========   ==========

Guaranteed annuity contracts (note 5).......................  $       --   $  171,691
Deferred acquisition costs (note 6).........................     130,355      102,610
Income taxes recoverable....................................       5,679       10,549
Deferred income taxes (note 7)..............................          --        1,041
Other assets................................................       9,364        7,378
Separate account assets.....................................     897,044      668,094
                                                              ----------   ----------
Total assets................................................  $1,166,611   $1,062,603
                                                              ==========   ==========
                   LIABILITIES, CAPITAL AND SURPLUS ($ THOUSANDS)
Liabilities:
     Policyholder liabilities and accruals..................  $   94,477   $   91,915
     Bonds payable (note 5).................................          --      158,760
     Notes payable (note 8).................................      41,500        8,500
     Due to affiliates......................................      13,943       11,122
     Deferred income taxes (note 7).........................       1,174           --
     Other liabilities......................................      11,704        7,582
     Separate account liabilities...........................     897,044      668,094
                                                              ----------   ----------
Total liabilities...........................................  $1,052,842   $  945,973

Capital and Surplus:
     Common shares (note 9).................................  $    4,502   $    4,502
     Preferred shares (note 9)..............................      10,500       10,500
     Contributed surplus....................................      98,569       98,569
     Retained earnings (deficit)............................      (1,910)       1,726
     Foreign currency translation adjustment................      (5,272)          --
     Net unrealized gains on securities available-for-sale
      (note 4)..............................................         380        1,333
                                                              ----------   ----------
Total capital and surplus...................................  $  106,769   $  116,630
                                                              ----------   ----------
Total liabilities, capital and surplus......................  $1,166,611   $1,062,603
                                                              ==========   ==========



The accompanying notes are an integral part of these consolidated financial statements.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA


                       CONSOLIDATED STATEMENTS OF INCOME



                                                               FOR THE YEARS ENDED DECEMBER 31
                                                              ---------------------------------
                                                                1997        1996        1995
                                                              ---------   ---------   ---------
                                                                        ($ THOUSANDS)
Revenue:
     Premiums...............................................   $ 5,334    $ 12,898    $ 15,293
     Fee income.............................................    41,955      40,434      24,986
     Net investment income (note 4).........................     8,275      19,651      18,729
     Realized investment gains (losses).....................       118        (119)      3,084
     Other..................................................       544         668          82
                                                               -------    --------    --------
Total Revenue...............................................   $56,226    $ 73,532    $ 62,174
                                                               -------    --------    --------
Benefits and expenses:
     Policyholder benefits and claims.......................   $ 6,733    $ 14,473    $ 16,905
     Operating costs and expenses...........................    41,742      34,581      30,728
     Commissions............................................     2,838      10,431       5,859
     Amortization of deferred acquisition costs (note 6)....     4,860      13,240       5,351
     Interest expense.......................................     2,750      12,251      12,251
     Policyholder dividends.................................     1,416         872       1,886
                                                               -------    --------    --------
Total benefits and expenses.................................    60,339      85,848      72,980
                                                               -------    --------    --------
Loss before income taxes....................................    (4,113)    (12,316)    (10,806)
                                                               -------    --------    --------
Income tax benefit (note 7).................................       477       3,909       3,960
                                                               -------    --------    --------
Net loss....................................................   $(3,636)   $ (8,407)   $ (6,846)
                                                               =======    ========    ========



The accompanying notes are an integral part of these consolidated financial statements.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



           CONSOLIDATED STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS



                                                                                   NET
                                                                                UNREALIZED         FOREIGN      TOTAL
                                                                RETAINED      GAINS (LOSSES)      CURRENCY     CAPITAL
                                        CAPITAL   CONTRIBUTED   EARNINGS      ON SECURITIES      TRANSLATION     AND
                                         STOCK      SURPLUS     (DEFICIT)   AVAILABLE-FOR-SALE   ADJUSTMENT    SURPLUS
                                        -------   -----------   ---------   ------------------   -----------   --------
                                                                         ($ THOUSANDS)
FOR THE YEARS ENDED DECEMBER 31
1997
Balance, January 1....................  $15,002     $98,569      $ 1,726          $1,333                --     $116,630
     Net loss during the year.........                            (3,636)                                        (3,636)
     Change in unrealized gain (loss)
       net of taxes (note 4)..........                                              (953)                          (953)
     Other............................                                                              (5,272)      (5,272)
                                        -------     -------      -------          ------           -------     --------
Balance, December 31 (Note 9).........  $15,002     $98,569      $(1,910)         $  380           $(5,272)    $106,769
                                        -------     -------      -------          ------           -------     --------
1996
Balance, January 1....................  $15,002     $83,569      $10,133          $1,816                --     $110,520
     Net loss during the year.........                            (8,407)                                        (8,407)
     Change in unrealized gain (loss),
       net of taxes (note 4)..........                                              (483)                          (483)
     Issuance of shares (note 9)......               15,000                                                      15,000
                                        -------     -------      -------          ------           -------     --------
Balance, December 31..................  $15,002     $98,569      $ 1,726          $1,333                --     $116,630
                                        -------     -------      -------          ------           -------     --------
1995
Balance, January 1....................  $15,002     $70,999      $16,979         $(1,141)               --     $101,839
     Net loss during the year.........                            (6,846)                                        (6,846)
     Change in unrealized gain (loss),
       net of taxes...................                    0                        2,957                          2,957
     Issuance of shares (note 9)......               12,570                                                      12,570
                                        -------     -------      -------          ------           -------     --------
Balance, December 31..................  $15,002     $83,569      $10,133          $1,816                --     $110,520
                                        -------     -------      -------          ------           -------     --------



The accompanying notes are an integral part of these consolidated financial statements.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA



                     CONSOLIDATED STATEMENTS OF CASH FLOWS



                                                              FOR THE YEARS ENDED DECEMBER 31
                                                              --------------------------------
                                                                1997        1996        1995
                                                              ---------   ---------   --------
                                                                       ($ THOUSANDS)
OPERATING ACTIVITIES:
Net Loss....................................................  $  (3,636)  $  (8,407)  $ (6,846)
Adjustments to reconcile net loss to net cash used in
  operating activities:
     Additions (decreases) to policy liabilities............     (2,147)      3,287      7,329
     Deferred acquisition costs.............................    (33,544)    (36,024)   (28,147)
     Amortization of deferred acquisition costs.............      4,860      13,240      5,351
     Realized (gains) losses on investments.................       (118)        119     (3,084)
     Decreases to deferred income taxes.....................      2,730         777      1,168
     Other..................................................      7,144       6,540     (5,336)
                                                              ---------   ---------   --------
Net cash used in operating activities.......................    (24,711)    (20,468)   (29,565)
INVESTING ACTIVITIES:
Fixed maturity securities sold..............................     73,772     120,234     67,507
Fixed maturity securities purchased.........................    (89,763)   (108,401)   (76,402)
Equity securities sold......................................     10,586      25,505      6,500
Equity securities purchased.................................    (11,289)    (22,203)    (1,726)
Mortgage loans repaid.......................................        514       6,669     77,086
Policy loans advanced.......................................     (4,851)     (2,867)    (2,461)
Guaranteed annuity contracts................................    171,691     (16,356)   (79,710)
                                                              ---------   ---------   --------
Cash provided by (used in) investing activities.............    150,660       2,581     (9,206)
FINANCING ACTIVITIES:
Receipts from variable life and annuity policies credited to
  policyholder account balances.............................      7,582       5,493      9,017
Withdrawals of policyholder account balances on variable
  life and annuity policies.................................     (3,252)     (2,994)    (3,173)
Bonds payable repaid........................................   (158,760)         --         --
Issuance of shares..........................................         --      15,000     12,570
Issuance of promissory note.................................     33,000          --         --
Issuance of surplus notes...................................         --          --      8,500
                                                              ---------   ---------   --------
Cash provided by (used in) financing activities.............   (121,430)     17,499     26,914
                                                              ---------   ---------   --------
CASH AND SHORT-TERM INVESTMENTS:
Increase (decrease) during the year.........................      4,519        (388)   (11,857)
Balance, beginning of year..................................     17,493      17,881     29,738
                                                              ---------   ---------   --------
BALANCE, END OF YEAR........................................  $  22,012   $  17,493   $ 17,881
                                                              =========   =========   ========



The accompanying notes are an integral part of these consolidated financial statements.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                           (IN THOUSANDS OF DOLLARS)

1.  ORGANIZATION

The Manufacturers Life Insurance Company of America ("ManAmerica" or the "Company") is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (U.S.A.) ("ManUSA" or the "Parent"), which is in turn an indirectly owned subsidiary of The Manufacturers Life Insurance Company ("Manulife Financial"), a Canadian-based mutual life insurance company. The Company markets variable annuity and variable life products in the United States and traditional insurance products in Taiwan.

2.  BASIS OF PRESENTATION

a) Adoption of Generally Accepted Accounting Principles

The accompanying consolidated financial statements of The Manufacturers Life Insurance Company of America and its wholly-owned subsidiaries have been prepared in accordance with generally accepted accounting principles ("GAAP").

Prior to 1996, the Company prepared its financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Michigan which practices were considered GAAP for mutual life insurance companies and their wholly-owned direct and indirect subsidiaries. Financial Accounting Standard Board Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" ("FIN 40") as amended, which is effective for 1996 annual financial statements and thereafter, no longer permits statutory based financial statements to be described as being prepared in conformity with GAAP. Accordingly, the Company has adopted GAAP including Statement of Financial Accounting Standards 120 ("FAS 120"), "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long Duration Participating Contracts", which addresses the accounting for long-duration insurance and reinsurance contracts, including all participating business.

Pursuant to the requirements of FIN 40 and FAS 120, the effect of the changes in accounting have been applied retroactively and the previously issued 1995 financial statements have been restated for the change.

The adoption had the effect of increasing net income for 1995 by approximately $6,859.

b) Recent Accounting Standards

In 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("FAS") No. 129 "Disclosure of Information about Capital Structure," FAS No. 130 "Reporting Comprehensive Income," and FAS No. 131 "Disclosures about Segments of an Enterprise and Related Information." These new accounting standards, which will be effective for the 1998 financial statements, will result primarily in additional disclosures in the Company's financial statements and are not expected to have a material effect on the Company's financial position and results of operations.

c) Reorganization

On December 20, 1995, Manulife Reinsurance Corporation (U.S.A.) ("MRC") transferred to the Company all of the common and preferred shares of Manufacturers Adviser Corporation ("MAC"), an investment adviser registered under the Investment Advisers Act of 1940.

On December 31, 1996, ManUSA transferred to the Company all of the common and preferred shares of Manulife Holding Corporation ("Holdco"), an investment holding company. Holdco has primarily two wholly-owned subsidiaries, ManEquity Inc., a registered broker/dealer, and the Manufacturers Life Mortgage

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Securities Corporation ("MLMSC"), an issuer of mortgage-backed US Dollar bonds. The Company then transferred all the common and preferred shares of MAC to Holdco for two shares of $1 common stock of Holdco.



These transfers have been accounted for using the pooling-of-interests method of accounting. Under this method, the assets, liabilities, capital and surplus, revenues and expenses of each separate entity are combined retroactively at their historical carrying values to form the financial statements of the Company for all periods presented to give effect to the reorganization as if the structure in place at December 31, 1996 had been in place as of the earliest period presented in these consolidated financial statements. The accounts of all subsidiary companies are therefore combined and all significant inter-company balances and transactions are eliminated on combination. In addition, the capital and surplus of the Company has been restated retroactively to reflect the capital structure in place at December 31, 1996.



The revenues and net income reported by the separate entities and the combined amounts presented in the accompanying consolidated financial statements are as follows:


                                                              FOR THE YEARS ENDED
                                                                  DECEMBER 31
                                                              -------------------
                                                                1996       1995
                                                              --------   --------
                                                                 ($ THOUSANDS)
Revenue:
  ManAmerica................................................  $54,404    $45,655
  Holdco....................................................   15,543     13,828
  MAC.......................................................    3,585      2,691
                                                              -------    -------
Total revenue...............................................  $73,532    $62,174
                                                              =======    =======
Net Income (loss):
  ManAmerica................................................  $(8,676)   $(7,402)
  Holdco....................................................     (670)       (10)
  MAC.......................................................      939        566
                                                              -------    -------
Total net loss..............................................  $(8,407)   $(6,846)
                                                              =======    =======



In October 1997, MLMSC was absorbed into Holdco subsequent to the maturity and repayment of the mortgage-backed US dollar bonds. All assets and liabilities of MLMSC were transferred to Holdco at their respective book values.



3.  SIGNIFICANT ACCOUNTING POLICIES



a) Preparation of Financial Statements



The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.



b) Investments



The Company classifies all of its fixed maturity and equity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using the specific identification method. Changes in the fair value of securities available-for-sale are reflected directly in surplus after adjustments for deferred taxes and deferred acquisition costs. Discounts and premiums on investments are amortized using the effective interest method.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Mortgage loans are reported at amortized cost, net of a provision for losses. The provision for losses is established for mortgage loans which are considered to be impaired when the Company has determined that it is probable that all amounts due under contractual terms will not be collected. Impaired loans are reported at the lower of unpaid principal or fair value of the underlying collateral.



Policy loans are reported at aggregate unpaid balances which approximate fair value.



Short-term investments include investments with maturities of less than one year at the date of acquisition.



c) Deferred Acquisition Costs (DAC)



Commissions and other expenses which vary with and are primarily related to the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with variable annuity and variable life insurance contracts is charged to expense in relation to the estimated gross profits of those contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. DAC associated with traditional life insurance policies is charged to expense over the premium paying period of the related policies. DAC is adjusted for the impact on estimated future gross profits assuming the unrealized gains or losses on securities had been realized at year-end. The impact of any such adjustments is included in net unrealized gains (losses) in Capital and Surplus. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, it is immediately expensed.



d) Policyholder Liabilities



For variable annuity and variable life contracts, reserves equal the policyholder account value. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges and administrative expenses charged to the policyholders. Policy charges which compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC.



Policyholder liabilities for traditional life insurance policies sold in Taiwan are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expense and interest rate yields that were established in the year of issue.



e) Separate Accounts



Separate account assets and liabilities represent funds that are separately administered, principally for variable annuity and variable life contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at market value. Operations of the separate accounts are not included in the accompanying financial statements.



f) Revenue Recognition



Fee income from variable annuity and variable life insurance policies consists of policy charges for the cost of insurance, expenses and surrender charges that have been assessed against the policy account balances. Policy charges that are designed to compensate the company for future services are deferred and recognized in income over the period benefited, using the same assumptions used to amortize DAC. Premiums on long-duration life insurance contracts are recognized as revenue when due. Investment income is recorded when due.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


g) Expenses



Expenses for variable annuity and variable life insurance policies include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances.



h) Reinsurance



The Company is routinely involved in reinsurance transactions in order to minimize exposure to large risks. Life reinsurance is accomplished through various plans including yearly renewable term, co-insurance and modified co-insurance. Reinsurance premiums and claims are accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and claims are reported net of reinsured amounts. Amounts paid with respect to ceded reinsurance contracts are reported as reinsurance receivables in other assets.



i) Foreign Exchange



The Company's Taiwanese branch balance sheet and statement of income are translated at the current exchange and average exchange rates for the year respectively. The resultant translation adjustments are included as a separate component in capital and surplus. In prior years, there were no reported translation adjustments as there were no significant movements in foreign currency exchange rates.



j) Income Tax



Income taxes have been provided for in accordance with Statement of Financial Accounting Standards 109 ("FAS109") "Accounting for Income Taxes." The Company joins ManUSA, MRC, Capitol Bankers Life Insurance Company and Manulife Reinsurance Limited ("MRL") in filing a U.S. consolidated income tax return as a life insurance group under provisions of the Internal Revenue Code. In accordance with an income tax sharing agreement, the Company's income tax provision (or benefit) is computed as if the Company filed a separate income tax return. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable to the Company, provided the consolidated group utilizes such benefits currently. Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. Income taxes recoverable represents amounts due from ManUSA in connection with the consolidated return.



4.  INVESTMENTS AND INVESTMENT INCOME



a) Fixed Maturity and Equity Securities



At December 31, 1997, all fixed maturity and equity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value is summarized as follows:



                                                                           GROSS
                                                        GROSS           UNREALIZED
                               AMORTIZED COST     UNREALIZED GAINS        LOSSES           FAIR VALUE
                              -----------------   -----------------   ---------------   -----------------
                               1997      1996      1997      1996      1997     1996     1997      1996
                              -------   -------   -------   -------   -------   -----   -------   -------
                                                             ($ THOUSANDS)
AS AT DECEMBER 31,
Fixed maturity securities:
    U.S. government.........  $51,694   $ 9,219   $  937    $  386    $  (135)  $ (98)  $52,496   $ 9,507
    Foreign governments.....    6,922     9,227      203       221        (14)     (8)    7,111     9,440
    Corporate...............    7,949    32,010      415       981        (78)   (230)    8,286    32,761
                              -------   -------   ------    ------    -------   -----   -------   -------
    Total fixed maturity
       securities...........  $66,565   $50,456   $1,555    $1,588    $  (227)  $(336)  $67,893   $51,708
    Equity securities.......  $20,153   $19,450   $1,496    $2,134    $(2,189)  $ (12)  $19,460   $21,572
                              -------   -------   ------    ------    -------   -----   -------   -------

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Proceeds from sales of fixed maturity securities during 1997 were $73,772 (1996 $120,234; 1995 $67,507). Gross gains of $955 and gross losses of $837 were realized on those sales (1996 $1,858 and $1,837; 1995 $2,630 and $218 respectively).



Proceeds from sale of equity securities during 1997 were $10,586 (1996 $25,505; 1995 $6,500). Gross gains of $NIL and gross losses of $NIL were realized on those sales (1996 $NIL and $140; 1995 $785 and $113 respectively).



The contractual maturities of fixed maturity securities at December 31, 1997 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Corporate requirements and investment strategies may result in the sale of investments before maturity.


                                                              AMORTIZED COST   FAIR VALUE
                                                              --------------   ----------
                                                                     ($ THOUSANDS)
Fixed maturity securities
  One year or less..........................................     $ 1,654        $ 1,651
  Greater than 1; up to 5 years.............................       3,876          3,953
  Greater than 5; up to 10 years............................      50,353         50,655
  Due after 10 years........................................      10,682         11,634
                                                                 -------        -------
Total fixed maturity securities.............................     $66,565        $67,893
                                                                 =======        =======



UNREALIZED GAINS (LOSSES) ON SECURITIES AVAILABLE-FOR-SALE



Net unrealized gains (losses) on fixed maturity and equity securities included in capital and surplus were as follows:


                                                                AS AT DECEMBER 31
                                                              ---------------------
                                                               1997          1996
                                                              -------       -------
                                                                  ($ THOUSANDS)
Gross unrealized gains......................................  $ 3,051       $ 3,722
Gross unrealized losses.....................................   (2,416)         (348)
DAC and other fair value adjustments........................      (50)       (1,321)
Deferred income taxes.......................................     (205)         (720)
                                                              -------       -------
Net unrealized gains (losses) on securities
  available-for-sale........................................  $   380       $ 1,333
                                                              -------       -------

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


b) Investment Income



Income by type of investment was as follows:


                                                        FOR THE YEARS ENDED DECEMBER 31
                                                       ----------------------------------
                                                        1997         1996          1995
                                                       ------       -------       -------
                                                                 ($ THOUSANDS)

Fixed maturity securities............................  $4,545       $ 4,447       $ 4,430
Mortgage loans.......................................      67           278         3,076
Equity securities....................................     331           671           646
Guaranteed annuity contracts.........................   2,796        13,196         9,691
Other investments....................................     705         1,419         1,235
                                                       ------       -------       -------
Gross investment income..............................   8,444        20,011        19,078
                                                       ------       -------       -------
Investment expenses..................................     169           360           349
                                                       ------       -------       -------
Net Investment Income................................  $8,275       $19,651       $18,729
                                                       ======       =======       =======



5.  GUARANTEED ANNUITY CONTRACTS AND BONDS PAYABLE



The Company's wholly-owned subsidiary, Manufacturers Life Mortgage Securities Corporation, has historically invested amounts received as repayments of mortgage loans in annuities issued by ManUSA. These annuities were collateral for the 8 1/4% mortgage-backed bonds payable. On March 1, 1997 the annuities matured and the proceeds were used to repay the bonds payable.



In October 1997, MLMSC was absorbed into Manulife Holding Corporation.



6.  DEFERRED ACQUISITION COSTS



The components of the change in DAC were as follows:



                                                         FOR THE YEARS ENDED DECEMBER 31
                                                        ---------------------------------
                                                          1997        1996        1995
                                                        ---------   ---------   ---------
                                                                  ($ THOUSANDS)
Balance at January 1,.................................  $102,610    $ 78,829    $ 60,124
Capitalization........................................    33,544      36,024      28,147
Accretion of interest.................................     9,357       6,344       4,992
Amortization..........................................   (16,864)    (19,159)    (10,852)
Effect of net unrealized gains (losses) on securities
  available for sale..................................     1,268         996      (4,091)
Other.................................................       440        (424)        509
                                                        --------    --------    --------
Balance at December 31................................  $130,355    $102,610    $ 78,829
                                                        ========    ========    ========

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


7.  INCOME TAXES



Components of income tax benefit were as follows:



                                                            FOR THE YEARS ENDED DECEMBER 31
                                                           ---------------------------------
                                                             1997        1996        1995
                                                           ---------   ---------   ---------
                                                                     ($ THOUSANDS)
Current expense (benefit)................................   $(3,207)    $(4,686)    $(5,128)
Deferred expense (benefit)...............................     2,730         777       1,168
                                                            -------     -------     -------
Total Benefit............................................   $  (477)    $(3,909)    $(3,960)
                                                            =======     =======     =======



The Company's deferred income tax liability, which results from tax effecting the differences between financial statement values and tax values of assets and liabilities at each balance sheet date, relates to the following:



                                                               AS OF DECEMBER 31
                                                              -------------------
                                                                1997       1996
                                                              --------   --------
                                                                 ($ THOUSANDS)
Deferred tax assets:
     Differences in computing policy reserves...............  $34,291    $28,508
     Policyholder dividends payable.........................      240        283
     Investments............................................      793         --
                                                              -------    -------
Deferred tax assets.........................................  $35,324    $28,791
                                                              =======    =======
Deferred tax liabilities:
     Deferred acquisition costs.............................  $30,682    $25,522
     Investments............................................      166        928
     Other deferred tax liabilities.........................    5,650      1,300
                                                              -------    -------
Deferred tax liabilities....................................   36,498     27,750
                                                              -------    -------
Net deferred tax assets (liabilities).......................  $(1,174)   $ 1,041
                                                              =======    =======



The Company and its US insurance affiliates have available capital loss carryforwards of $4,800 which will begin to expire in 1999 and can only be used by Capitol Bankers Life Insurance Company.



8.  NOTES PAYABLE



          a) The Company has an outstanding surplus debenture in the amount of $8,500 plus interest at 6.7% issued on December 31, 1995 to ManUSA which matures on December 31, 2005. Payments of principal and interest cannot be made without prior approval of the Insurance Commissioner of the State of Michigan and the Company's Board of Directors, and to the extent the Company has sufficient unassigned surplus on a statutory basis available for such payment.



          b) The Company has an outstanding promissory note in the amount of $33,000 plus interest at 6.95% issued on December 5, 1997 payable to ManUSA which matures on February 1, 2007.

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


9.  CAPITAL AND SURPLUS



The Company has two classes of capital stock, as follows:



                                                                AS OF DECEMBER 31:
                                                             -------------------------
                                                                1997          1996
                                                             -----------   -----------
                                                                   ($ THOUSANDS)
Authorized:
     5,000,000 Common shares, Par value $1.00
     5,000,000 Preferred shares, Par value $100.00
Issued and Outstanding:
     4,501,860 Common shares...............................  $ 4,501,860   $ 4,501,860
     105,000 Preferred shares..............................   10,500,000    10,500,000
                                                             -----------   -----------
Total......................................................  $15,001,860   $15,001,860
                                                             ===========   ===========



During 1996, the Company issued two common shares to its Parent Company in return for a capital contribution of $15,000.



During 1995, the Company issued one common share to its Parent Company in return for a capital contribution of $12,570.



The Company is subject to statutory limitations on the payment of dividends to its Parent. Under Michigan Insurance Law, the payment of dividends to shareholders is restricted to the surplus earnings of the Company, unless prior approval is obtained from the Michigan Insurance Bureau.



The aggregate statutory capital and surplus of the Company at December 31, 1997 was $56,598 (1996 $76,202). The aggregate statutory net loss of the Company for the year ended 1997 was $2,550 (1996 $15,961; 1995 $13,705). State regulatory authorities prescribe statutory accounting practices that differ in certain respects from generally accepted accounting principles followed by stock life insurance companies. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances and reserve calculation assumptions.



10.  FAIR VALUE OF FINANCIAL INSTRUMENTS



The carrying values and the estimated fair values of certain of the Company's financial instruments at December 31, 1997 were as follows:



                                                              CARRYING     FAIR
                                                               VALUE      VALUE
                                                              --------   --------
                                                                 ($ THOUSANDS)
Assets:
     Fixed maturity and equity securities...................  $87,353    $87,353
     Mortgage loans.........................................      131        131
     Policy loans...........................................   14,673     14,673
Liabilities:
     Promissory note........................................   33,000     33,000
     Surplus note...........................................    8,500      8,220



The following methods and assumptions were used to estimate the fair values of the above financial instruments:

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          Fixed Maturity And Equity Securities: Fair values of fixed maturity and equity securities were based on quoted market prices, where available. Fair values were estimated using values obtained from independent pricing services.



          Mortgage Loans: Fair value of mortgage loans was estimated using discounted cash flows using contractual maturities and discount rates that were based on U.S. Treasury rates for similar maturity ranges, adjusted for risk, based on property type.



          Policy Loans: Carrying values approximate fair values.



          Promissory Note: Carrying value approximates fair value.



          Surplus Note: Fair value was estimated using current interest rates that were based on U.S. Treasuries for similar maturity ranges.



11.  RELATED PARTY TRANSACTIONS



The Company has a formal service agreement with Manulife Financial which can be terminated by either party upon two months' notice. Under the Agreement, the Company will pay direct operating expenses incurred each year by Manulife Financial on its behalf. Services provided under the agreement include legal, actuarial, investment, data processing and certain other administrative services. Costs incurred under this agreement were $30,873, $26,982 and $23,210 in 1997, 1996 and 1995 respectively. In addition, there were $11,249, $6,934 and $5,052 of agents bonuses allocated to the Company during 1997, 1996 and 1995, respectively, which are included in commissions.



The Company has several reinsurance agreements with affiliated companies which may be terminated upon the specified notice by either party. These agreements are summarized as follows:



(a) The Company assumes two blocks of insurance from ManUSA under coinsurance treaties. The Company's risk is limited to $100,000 of initial face amount per claim plus a pro-rata share of any increase in face amount.



(b) The Company cedes the risk in excess of $25,000 per life to MRC under the terms of an automatic reinsurance agreement



(c) The Company cedes a substantial portion of its risk on its Flexible Premium Variable Life policies to MRC under the terms of a stop loss reinsurance agreement.



Selected amounts relating to the above treaties reflected in the financial statements are as follows:



                                                            FOR THE YEARS ENDED DECEMBER 31
                                                           ---------------------------------
                                                             1997        1996        1995
                                                           ---------   ---------   ---------
                                                                     ($ THOUSANDS)
Life and annuity premiums assumed........................   $   509     $   676     $ 5,959
Life and annuity premiums ceded..........................     1,157          --          --
Policy reserves assumed..................................    40,975      44,497      47,386
Policy reserves ceded....................................       130         304       3,838



Reinsurance recoveries on ceded reinsurance contracts to affiliates were $3,972, $NIL and $NIL during 1997, 1996 and 1995 respectively.



The Company markets variable life insurance and variable annuity products through Separate Accounts which use Manufacturers Investment Trust (formerly NASL Series Trust) as its investment vehicle. The Manufacturers Investment Trust is an entity sponsored by an affiliated company, The Manufacturers Life Insurance of North America (formerly North American Security Life Insurance Company).

              THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Manulife Financial provides a claims paying guarantee to the Company's U.S. policyholders.



12.  REINSURANCE



In the normal course of business, the Company assumes and cedes reinsurance as a party to several reinsurance treaties with major unrelated insurance companies. The Company remains liable for amounts ceded in the event that reinsurers do not meet their obligations.



The effects of reinsurance on premiums were as follows:



                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31
                                                             ------------------------------
                                                               1997       1996       1995
                                                             --------   --------   --------
                                                                     ($ THOUSANDS)
Direct premiums............................................   $8,572    $12,998     $9,809
Reinsurance ceded..........................................    2,590        776        475
                                                              ------    -------     ------
Total Premiums.............................................   $5,982    $12,222     $9,334
                                                              ======    =======     ======



Reinsurance recoveries on ceded reinsurance contracts were $909, $357 and $170 during 1997, 1996 and 1995 respectively.



13.  FOREIGN OPERATIONS



The Company markets traditional life insurance products in Taiwan through its Taiwanese Branch. The carrying amount of net assets located in Taiwan as at December 31, 1997 and 1996 was $6,006 and $15,080 respectively.



The net income (loss) related to the Taiwan and U.S. business was as follows:



                                                           FOR THE YEARS ENDED DECEMBER 31
                                                          ---------------------------------
                                                            1997        1996        1995
                                                          ---------   ---------   ---------
                                                                    ($ THOUSANDS)
Taiwan..................................................   $(2,835)   $(17,530)    $(9,332)
U.S.....................................................      (801)      9,123       2,486
                                                           -------    --------     -------
Total...................................................   $(3,636)   $ (8,407)    $(6,846)
                                                           =======    ========     =======



14.  CONTINGENCIES



The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

APPENDIX

WHAT ARE SOME ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS?

The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Guaranteed Interest Account or Loan Account. The Cash Surrender Value is the Policy Value less the deferred sales charge and deferred underwriting charge. The tables illustrate how Policy Values and Cash Surrender Values, which reflect the deduction of all applicable charges including the premium tax charge and the sales charge, and death benefits of the Policy on an insured of a given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, death benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years.


The amounts shown for the Policy Value, death benefit and Cash Surrender Value as of each policy year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the daily charge to the Separate Account for assuming mortality and expense risks (0.65% on an annual basis) and the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses, which is approximately 0.938% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -1.577%, 4.328%, and 10.234%.


The tables assume that no premiums have been allocated to the Guaranteed Interest Account, that planned premiums are paid on the policy anniversary and that no transfers, partial withdrawals, policy loans, changes in death benefit options or changes in the face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

There are two tables shown for each combination of age and death benefit option for male nonsmokers, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables. Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's age, sex and risk class, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results that the illustration shown below.

From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include cash surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables.

The Policies were first sold to the public on December 7, 1987. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be the same as for the first full year the Policies were offered.

          THE FOLLOWING ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER
       VALUES AND DEATH BENEFITS ARE APPLICABLE TO POLICIES PURCHASED ON
                           OR AFTER OCTOBER 1, 1996.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 25


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 1


                          $575 ANNUAL PLANNED PREMIUM


                            ASSUMING CURRENT CHARGES



                               0% Hypothetical                 6% Hypothetical                   12% Hypothetical
                           Gross Investment Return         Gross Investment Return           Gross Investment Return
                           -----------------------         -----------------------           -----------------------
End of    Accumulated              Cash                             Cash                              Cash
Policy     Premiums     Policy   Surrender    Death     Policy    Surrender    Death     Policy     Surrender     Death
Year(1)       (2)       Value    Value(3)    Benefit     Value    Value(3)    Benefit     Value     Value(3)     Benefit
   1        $   604     $  320    $    0     $100,000   $   345    $     0    $100,000   $   370     $     0     $100,000
   2          1,238        638         0      100,000       709          0     100,000       783          16      100,000
   3          1,903        955       188      100,000     1,092        325     100,000     1,241         474      100,000
   4          2,602      1,268       501      100,000     1,493        726     100,000     1,748         981      100,000
   5          3,336      1,576       809      100,000     1,912      1,145     100,000     2,307       1,540      100,000
   6          4,107      1,880     1,190      100,000     2,349      1,659     100,000     2,924       2,234      100,000
   7          4,916      2,177     1,564      100,000     2,804      2,190     100,000     3,603       2,989      100,000
   8          5,765      2,468     1,931      100,000     3,277      2,740     100,000     4,350       3,813      100,000
   9          6,657      2,750     2,289      100,000     3,766      3,306     100,000     5,170       4,709      100,000
  10          7,594      3,022     2,638      100,000     4,271      3,887     100,000     6,068       5,685      100,000
  15         13,028      4,235     4,235      100,000     7,062      7,062     100,000    12,074      12,074      100,000
  20         19,964      5,069     5,069      100,000    10,213     10,213     100,000    21,584      21,584      100,000
  25         28,815      5,636     5,636      100,000    13,927     13,927     100,000    37,033      37,033      100,000
  30         40,112      5,447     5,447      100,000    17,844     17,844     100,000    62,005      62,005      100,000


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                          MALE NON-SMOKER ISSUE AGE 25
                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $575 ANNUAL PLANNED PREMIUM
                          ASSUMING GUARANTEED CHARGES

                               0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                           Gross Investment Return         Gross Investment Return          Gross Investment Return
                           -----------------------         -----------------------          -----------------------
End of    Accumulated              Cash                             Cash                             Cash
Policy     Premiums     Policy   Surrender    Death     Policy    Surrender    Death     Policy    Surrender    Death
Year(1)       (2)       Value    Value(3)    Benefit     Value    Value(3)    Benefit     Value    Value(3)    Benefit
   1        $   604     $  320    $    0     $100,000   $   345    $     0    $100,000   $   370    $     0    $100,000
   2          1,238        636         0      100,000       706          0     100,000       780         13     100,000
   3          1,903        949       182      100,000     1,086        319     100,000     1,235        467     100,000
   4          2,602      1,260       493      100,000     1,484        717     100,000     1,738        971     100,000
   5          3,336      1,566       799      100,000     1,900      1,133     100,000     2,294      1,527     100,000
   6          4,107      1,868     1,177      100,000     2,335      1,645     100,000     2,907      2,217     100,000
   7          4,916      2,162     1,549      100,000     2,786      2,172     100,000     3,582      2,968     100,000
   8          5,765      2,450     1,913      100,000     3,254      2,717     100,000     4,322      3,785     100,000
   9          6,657      2,728     2,268      100,000     3,739      3,279     100,000     5,135      4,675     100,000
  10          7,594      2,997     2,613      100,000     4,239      3,855     100,000     6,027      5,643     100,000
  15         13,028      4,150     4,150      100,000     6,952      6,952     100,000    11,928     11,928     100,000
  20         19,964      4,870     4,870      100,000     9,945      9,945     100,000    21,208     21,208     100,000
  25         28,815      4,978     4,978      100,000    13,085     13,085     100,000    35,938     35,938     100,000
  30         40,112      4,145     4,145      100,000    16,083     16,083     100,000    59,686     59,686     100,000

---------------

(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.

(2) Assumes net interest of 5% compounded annually.

(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.

THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 25


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 2


                          $575 ANNUAL PLANNED PREMIUM


                            ASSUMING CURRENT CHARGES



                               0% Hypothetical                 6% Hypothetical                   12% Hypothetical
                           Gross Investment Return         Gross Investment Return           Gross Investment Return
                           -----------------------         -----------------------           -----------------------
End of    Accumulated              Cash                             Cash                              Cash
Policy     Premiums     Policy   Surrender    Death     Policy    Surrender    Death     Policy     Surrender     Death
Year(1)       (2)       Value    Value(3)    Benefit     Value    Value(3)    Benefit     Value     Value(3)     Benefit
   1        $   604     $  319    $    0     $100,319   $   344    $     0    $100,344   $   370     $     0     $100,370
   2          1,238        637         0      100,637       707          0     100,707       781          14      100,781
   3          1,903        952       185      100,952     1,088        321     101,088     1,237         470      101,237
   4          2,602      1,263       496      101,263     1,487        720     101,487     1,741         973      101,741
   5          3,336      1,569       802      101,569     1,903      1,136     101,903     2,296       1,528      102,296
   6          4,107      1,870     1,180      101,870     2,337      1,646     102,337     2,908       2,217      102,908
   7          4,916      2,164     1,551      102,164     2,787      2,173     102,787     3,579       2,966      103,579
   8          5,765      2,451     1,914      102,451     3,254      2,716     103,254     4,317       3,780      104,317
   9          6,657      2,729     2,269      102,729     3,736      3,275     103,736     5,125       4,665      105,125
  10          7,594      2,996     2,613      102,996     4,233      3,849     104,233     6,010       5,626      106,010
  15         13,028      4,178     4,178      104,178     6,957      6,957     106,957    11,878      11,878      111,878
  20         19,964      4,959     4,959      104,959     9,964      9,964     109,964    21,011      21,011      121,011
  25         28,815      5,456     5,456      105,456    13,424     13,424     113,424    35,576      35,576      135,576
  30         40,112      5,155     5,155      105,155    16,824     16,824     116,824    58,263      58,263      158,263


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 25


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 2


                          $575 ANNUAL PLANNED PREMIUM


                          ASSUMING GUARANTEED CHARGES



                               0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                           Gross Investment Return         Gross Investment Return          Gross Investment Return
                           -----------------------         -----------------------          -----------------------
End of    Accumulated              Cash                             Cash                             Cash
Policy     Premiums     Policy   Surrender    Death     Policy    Surrender    Death     Policy    Surrender    Death
Year(1)       (2)       Value    Value(3)    Benefit     Value    Value(3)    Benefit     Value    Value(3)    Benefit
   1        $   604     $  319    $    0     $100,319   $   344    $     0    $100,344   $   370    $     0    $100,370
   2          1,238        634         0      100,634       704          0     100,704       778         11     100,778
   3          1,903        946       179      100,946     1,082        315     101,082     1,230        463     101,230
   4          2,602      1,255       488      101,255     1,478        711     101,478     1,731        964     101,731
   5          3,336      1,559       791      101,559     1,891      1,124     101,891     2,282      1,515     102,282
   6          4,107      1,858     1,167      101,858     2,322      1,631     102,322     2,890      2,200     102,890
   7          4,916      2,149     1,535      102,149     2,768      2,154     102,768     3,557      2,944     103,557
   8          5,765      2,433     1,896      102,433     3,231      2,694     103,231     4,289      3,752     104,289
   9          6,657      2,707     2,247      102,707     3,708      3,248     103,708     5,091      4,630     105,091
  10          7,594      2,971     2,587      102,971     4,200      3,816     104,200     5,968      5,584     105,968
  15         13,028      4,091     4,091      104,091     6,842      6,842     106,842    11,724     11,724     111,724
  20         19,964      4,753     4,753      104,753     9,681      9,681     109,681    20,599     20,599     120,599
  25         28,815      4,771     4,771      104,771    12,504     12,504     112,504    34,250     34,250     134,250
  30         40,112      3,816     3,816      103,816    14,877     14,877     114,877    55,177     55,177     155,177


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 45


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 1


                         $1,325 ANNUAL PLANNED PREMIUM


                            ASSUMING CURRENT CHARGES



                               0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                           Gross Investment Return         Gross Investment Return          Gross Investment Return
                           -----------------------         -----------------------          -----------------------
End of    Accumulated              Cash                             Cash                             Cash
Policy     Premiums     Policy   Surrender    Death     Policy    Surrender    Death     Policy    Surrender    Death
Year(1)       (2)       Value    Value(3)    Benefit     Value    Value(3)    Benefit     Value    Value(3)    Benefit
   1        $ 1,391     $  996    $    0     $100,000   $ 1,063    $    40    $100,000   $ 1,129    $   107    $100,000
   2          2,852      1,901       341      100,000     2,094        534     100,000     2,295        735     100,000
   3          4,386      2,725     1,165      100,000     3,102      1,542     100,000     3,510      1,950     100,000
   4          5,996      3,498     1,938      100,000     4,114      2,554     100,000     4,810      3,250     100,000
   5          7,688      4,231     2,671      100,000     5,143      3,583     100,000     6,217      4,657     100,000
   6          9,463      4,891     3,487      100,000     6,156      4,752     100,000     7,708      6,304     100,000
   7         11,328      5,522     4,274      100,000     7,194      5,946     100,000     9,336      8,088     100,000
   8         13,285      6,130     5,038      100,000     8,267      7,175     100,000    11,123     10,031     100,000
   9         15,341      6,686     5,750      100,000     9,346      8,410     100,000    13,057     12,121     100,000
  10         17,499      7,188     6,408      100,000    10,430      9,650     100,000    15,154     14,374     100,000
  15         30,021      8,791     8,791      100,000    15,855     15,855     100,000    28,774     28,774     100,000
  20         46,003      8,074     8,074      100,000    20,483     20,483     100,000    49,763     49,763     100,000
  25         66,400      4,632     4,632      100,000    24,006     24,006     100,000    84,943     84,943     100,000
  30         92,433          0(4)      0(4)         0(4) 23,052     23,052     100,000   143,776    143,776     153,841


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



(4) In the absence of additional premium payments, the Policy will lapse.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 45


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 1


                         $1,325 ANNUAL PLANNED PREMIUM


                          ASSUMING GUARANTEED CHARGES



                               0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                           Gross Investment Return         Gross Investment Return           Gross Investment Return
                           -----------------------         -----------------------           -----------------------
End of    Accumulated              Cash                             Cash                              Cash
Policy     Premiums     Policy   Surrender    Death     Policy    Surrender    Death      Policy    Surrender    Death
Year(1)       (2)       Value    Value(3)    Benefit     Value    Value(2)    Benefit     Value     Value(3)    Benefit
   1        $ 1,391     $  996    $    0     $100,000   $ 1,063    $    40    $100,000   $  1,129   $    107    $100,000
   2          2,852      1,800       240      100,000     1,990        430     100,000      2,188        628     100,000
   3          4,386      2,566     1,006      100,000     2,931      1,371     100,000      3,328      1,768     100,000
   4          5,996      3,293     1,733      100,000     3,887      2,327     100,000      4,560      3,000     100,000
   5          7,688      3,979     2,419      100,000     4,854      3,294     100,000      5,888      4,328     100,000
   6          9,463      4,621     3,217      100,000     5,832      4,428     100,000      7,322      5,918     100,000
   7         11,328      5,216     3,968      100,000     6,815      5,567     100,000      8,868      7,620     100,000
   8         13,285      5,756     4,664      100,000     7,798      6,706     100,000     10,532      9,440     100,000
   9         15,341      6,239     5,303      100,000     8,776      7,840     100,000     12,325     11,389     100,000
  10         17,499      6,656     5,876      100,000     9,742      8,962     100,000     14,254     13,474     100,000
  15         30,021      7,569     7,569      100,000    14,184     14,184     100,000     26,413     26,413     100,000
  20         46,003      5,693     5,693      100,000    17,081     17,081     100,000     44,627     44,627     100,000
  25         66,400          0(4)      0(4)   100,000(4) 16,008     16,008     100,000     73,778     73,778     100,000
  30         92,433          0(5)      0(5)         0(5)  5,652      5,652     100,000    124,562    124,562     133,282


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



(4) Provided the Minimum Premium Requirement has been met, the death benefit guarantee will have kept the Policy in force until this point, i.e. the policy anniversary on which the life insured is 70 years old, at which time the death benefit guarantee will expire and in the absence of additional premium payments the Policy will lapse.



(5) In the absence of additional premium payments, the Policy will lapse.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 45


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 2


                         $1,325 ANNUAL PLANNED PREMIUM


                            ASSUMING CURRENT CHARGES



                               0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                           Gross Investment Return         Gross Investment Return           Gross Investment Return
                           -----------------------         -----------------------           -----------------------
End of    Accumulated              Cash                             Cash                              Cash
Policy     Premiums     Policy   Surrender    Death     Policy    Surrender    Death      Policy    Surrender    Death
Year(1)       (2)       Value    Value(3)    Benefit     Value    Value(3)    Benefit     Value     Value(3)    Benefit
   1        $ 1,391     $  994    $    0     $100,994   $ 1,061    $    38    $101,061   $  1,127   $    105    $101,127
   2          2,852      1,894       334      101,894     2,086        526     102,086      2,287        727     102,287
   3          4,386      2,709     1,149      102,709     3,083      1,523     103,083      3,488      1,928     103,488
   4          5,996      3,468     1,908      103,468     4,078      2,518     104,078      4,768      3,208     104,768
   5          7,688      4,184     2,624      104,184     5,084      3,525     105,084      6,145      4,585     106,145
   6          9,463      4,821     3,417      104,821     6,065      4,661     106,065      7,591      6,187     107,591
   7         11,328      5,424     4,176      105,424     7,062      5,814     107,062      9,160      7,912     109,160
   8         13,285      6,001     4,909      106,001     8,086      6,994     108,086     10,871      9,779     110,871
   9         15,341      6,520     5,584      106,520     9,104      8,168     109,104     12,705     11,769     112,705
  10         17,499      6,979     6,199      106,979    10,111      9,331     110,111     14,671     13,891     114,671
  15         30,021      8,258     8,258      108,258    14,847     14,847     114,847     26,871     26,871     126,871
  20         46,003      7,005     7,005      107,005    17,874     17,874     117,874     43,449     43,449     143,449
  25         66,400      2,994     2,994      102,994    18,360     18,360     118,360     66,706     66,706     166,706
  30         92,433          0(4)      0(4)         0(4) 11,721     11,721     111,721     96,234     96,234     196,234


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



(4) In the absence of additional premium payments, the Policy will lapse.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 45


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 2


                         $1,325 ANNUAL PLANNED PREMIUM


                          ASSUMING GUARANTEED CHARGES



                               0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                           Gross Investment Return         Gross Investment Return          Gross Investment Return
                           -----------------------         -----------------------          -----------------------
End of    Accumulated              Cash                             Cash                             Cash
Policy     Premiums     Policy   Surrender    Death     Policy    Surrender    Death     Policy    Surrender    Death
Year(1)       (2)       Value    Value(3)    Benefit     Value    Value(3)    Benefit     Value    Value(3)    Benefit
   1        $ 1,391     $  994    $    0     $100,994   $ 1,061    $    38    $101,061   $ 1,127    $   105    $101,127
   2          2,852      1,791       231      101,791     1,980        420     101,980     2,177        617     102,177
   3          4,386      2,547       987      102,547     2,909      1,349     102,909     3,303      1,743     103,303
   4          5,996      3,259     1,699      103,259     3,846      2,286     103,846     4,511      2,951     104,511
   5          7,688      3,926     2,366      103,926     4,788      3,229     104,788     5,806      4,246     105,806
   6          9,463      4,546     3,142      104,546     5,734      4,330     105,734     7,195      5,791     107,195
   7         11,328      5,112     3,864      105,112     6,675      5,427     106,675     8,679      7,431     108,679
   8         13,285      5,619     4,527      105,619     7,604      6,512     107,604    10,261      9,169     110,261
   9         15,341      6,061     5,125      106,061     8,515      7,580     108,515    11,945     11,009     111,945
  10         17,499      6,432     5,652      106,432     9,399      8,619     109,399    13,732     12,952     113,732
  15         30,021      6,997     6,997      106,997    13,088     13,088     113,088    24,322     24,322     124,322
  20         46,003      4,608     4,608      104,608    14,307     14,307     114,307    37,726     37,726     137,726
  25         66,400          0(4)      0(4)         0(4) 10,061     10,061     110,061    52,927     52,927     152,927
  30         92,433          0(5)      0(5)         0(5)      0(4)       0(4)        0(4) 66,866     66,866     166,866


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



(4) Provided the Minimum Premium Requirement has been met, the death benefit guarantee will have kept the Policy in force until this point, i.e. the policy anniversary on which the life insured is 70 years old, at which time the death benefit guarantee will expire and in the absence of additional premium payments the Policy will lapse.



(5) In the absence of additional premium payments, the Policy will lapse.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 THE FOLLOWING ILLUSTRATIONS OF POLICY VALUES,

                    CASH SURRENDER VALUES AND DEATH BENEFITS

                 ARE APPLICABLE TO POLICIES PURCHASED PRIOR TO

                                OCTOBER 1, 1996.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 25


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 1


                          $575 ANNUAL PLANNED PREMIUM


                            ASSUMING CURRENT CHARGES



                               0% Hypothetical                  6% Hypothetical                  12% Hypothetical
                           Gross Investment Return          Gross Investment Return           Gross Investment Return
                           -----------------------          -----------------------           -----------------------
End of    Accumulated               Cash                             Cash                              Cash
Policy     Premiums     Policy    Surrender    Death     Policy    Surrender    Death      Policy    Surrender    Death
Year(1)       (2)        Value    Value(3)    Benefit     Value    Value(3)    Benefit     Value     Value(3)    Benefit
   1        $   604     $   382    $    0     $100,000   $   410    $     0    $100,000   $    437    $     0    $100,000
   2          1,238         753         0      100,000       831         64     100,000        913        146     100,000
   3          1,903       1,110       343      100,000     1,263        496     100,000      1,429        662     100,000
   4          2,602       1,455       687      100,000     1,706        939     100,000      1,991      1,224     100,000
   5          3,336       1,787     1,020      100,000     2,162      1,395     100,000      2,604      1,837     100,000
   6          4,107       2,106     1,416      100,000     2,630      1,940     100,000      3,272      2,581     100,000
   7          4,916       2,413     1,799      100,000     3,111      2,497     100,000      4,000      3,386     100,000
   8          5,765       2,709     2,172      100,000     3,606      3,069     100,000      4,797      4,260     100,000
   9          6,657       2,996     2,535      100,000     4,118      3,658     100,000      5,672      5,211     100,000
  10          7,594       3,269     2,885      100,000     4,644      4,260     100,000      6,627      6,244     100,000
  15         13,028       4,423     4,423      100,000     7,480      7,480     100,000     12,941     12,941     100,000
  20         19,964       5,164     5,164      100,000    10,648     10,648     100,000     22,922     22,922     100,000
  25         28,815       5,316     5,316      100,000    14,035     14,035     100,000     38,837     38,837     100,000
  30         40,112       4,671     4,671      100,000    17,491     17,491     100,000     64,665     64,665     101,524


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date..



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 25


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 1


                          $575 ANNUAL PLANNED PREMIUM


                          ASSUMING GUARANTEED CHARGES



                               0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                           Gross Investment Return         Gross Investment Return          Gross Investment Return
                           -----------------------         -----------------------          -----------------------
End of    Accumulated              Cash                             Cash                             Cash
Policy     Premiums     Policy   Surrender    Death     Policy    Surrender    Death     Policy    Surrender    Death
Year(1)       (2)       Value    Value(3)    Benefit     Value    Value(3)    Benefit     Value    Value(3)    Benefit
   1        $   604     $  382    $    0     $100,000   $   410    $     0    $100,000   $   437    $     0    $100,000
   2          1,238        697         0      100,000       774          7     100,000       854         87     100,000
   3          1,903      1,010       243      100,000     1,156        389     100,000     1,316        549     100,000
   4          2,602      1,320       553      100,000     1,558        791     100,000     1,828      1,061     100,000
   5          3,336      1,625       858      100,000     1,977      1,210     100,000     2,393      1,626     100,000
   6          4,107      1,926     1,236      100,000     2,415      1,725     100,000     3,017      2,326     100,000
   7          4,916      2,220     1,606      100,000     2,870      2,256     100,000     3,702      3,088     100,000
   8          5,765      2,506     1,969      100,000     3,342      2,805     100,000     4,455      3,918     100,000
   9          6,657      2,784     2,323      100,000     3,831      3,370     100,000     5,282      4,822     100,000
  10          7,594      3,052     2,668      100,000     4,335      3,951     100,000     6,189      5,805     100,000
  15         13,028      4,201     4,201      100,000     7,072      7,072     100,000    12,194     12,194     100,000
  20         19,964      4,918     4,918      100,000    10,094     10,094     100,000    21,647     21,647     100,000
  25         28,815      5,023     5,023      100,000    13,273     13,273     100,000    36,665     36,665     100,000
  30         40,112      4,188     4,188      100,000    16,323     16,323     100,000    60,903     60,903     100,000


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 25


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 2


                          $575 ANNUAL PLANNED PREMIUM


                            ASSUMING CURRENT CHARGES



                               0% Hypothetical                  6% Hypothetical                  12% Hypothetical
                           Gross Investment Return          Gross Investment Return          Gross Investment Return
                           -----------------------          -----------------------          -----------------------
End of    Accumulated              Cash                              Cash                             Cash
Policy     Premiums     Policy   Surrender    Death      Policy    Surrender    Death     Policy    Surrender    Death
Year(1)       (2)       Value    Value(3)    Benefit    Value(3)     Value     Benefit     Value    Value(3)    Benefit
   1        $   604     $  382    $    0     $100,382   $   409     $     0    $100,409   $   437    $     0    $100,437
   2          1,238        752         0      100,752       830          63     100,830       911        144     100,911
   3          1,903      1,108       340      101,108     1,260         493     101,260     1,426        659     101,426
   4          2,602      1,451       684      101,451     1,702         935     101,702     1,986      1,218     101,986
   5          3,336      1,781     1,014      101,781     2,155       1,388     102,155     2,595      1,827     102,595
   6          4,107      2,098     1,407      102,098     2,619       1,929     102,619     3,257      2,567     103,257
   7          4,916      2,401     1,788      102,401     3,095       2,481     103,095     3,979      3,365     103,979
   8          5,765      2,694     2,157      102,694     3,585       3,048     103,585     4,767      4,230     104,767
   9          6,657      2,976     2,516      102,976     4,090       3,630     104,090     5,630      5,170     105,630
  10          7,594      3,244     2,861      103,244     4,607       4,223     104,607     6,572      6,188     106,572
  15         13,028      4,363     4,363      104,363     7,370       7,370     107,370    12,736     12,736     112,736
  20         19,964      5,045     5,045      105,045    10,378      10,378     110,378    22,298     22,298     122,298
  25         28,815      5,105     5,105      105,105    13,438      13,438     113,438    37,094     37,094     137,094
  30         40,112      4,336     4,336      104,336    16,267      16,267     116,267    60,067     60,067     160,067


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 25


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 2


                          $575 ANNUAL PLANNED PREMIUM


                          ASSUMING GUARANTEED CHARGES



                               0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                           Gross Investment Return         Gross Investment Return          Gross Investment Return
                           -----------------------         -----------------------          -----------------------
End of    Accumulated              Cash                             Cash                             Cash
Policy     Premiums     Policy   Surrender    Death     Policy    Surrender    Death     Policy    Surrender    Death
Year(1)       (2)       Value    Value(3)    Benefit     Value    Value(3)    Benefit     Value    Value(3)    Benefit
   1        $   604     $  382    $    0     $100,382   $   409    $     0    $100,409   $   437    $     0    $100,437
   2          1,238        696         0      100,696       772          5     100,772       852         85     100,852
   3          1,903      1,007       240      101,007     1,153        386     101,153     1,312        544     101,312
   4          2,602      1,315       547      101,315     1,552        784     101,552     1,820      1,053     101,820
   5          3,336      1,618       850      101,618     1,968      1,201     101,968     2,381      1,614     102,381
   6          4,107      1,916     1,225      101,916     2,402      1,712     102,402     2,999      2,309     102,999
   7          4,916      2,206     1,592      102,206     2,852      2,238     102,852     3,677      3,063     103,677
   8          5,765      2,489     1,952      102,489     3,318      2,781     103,318     4,421      3,884     104,421
   9          6,657      2,762     2,302      102,762     3,799      3,339     103,799     5,236      4,776     105,236
  10          7,594      3,025     2,642      103,025     4,295      3,911     104,295     6,128      5,744     106,128
  15         13,028      4,141     4,141      104,141     6,960      6,960     106,960    11,985     11,985     111,985
  20         19,964      4,799     4,799      104,799     9,825      9,825     109,825    21,023     21,023     121,023
  25         28,815      4,814     4,814      104,814    12,682     12,682     112,682    34,940     34,940     134,940
  30         40,112      3,855     3,855      103,855    15,097     15,097     115,097    56,299     56,299     156,299


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 45


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 1


                         $1,325 ANNUAL PLANNED PREMIUM


                            ASSUMING CURRENT CHARGES



                               0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                           Gross Investment Return         Gross Investment Return          Gross Investment Return
                           -----------------------         -----------------------          -----------------------
End of    Accumulated              Cash                             Cash                             Cash
Policy     Premiums     Policy   Surrender    Death     Policy    Surrender    Death     Policy    Surrender    Death
Year(1)       (2)       Value    Value(3)    Benefit     Value    Value(3)    Benefit     Value    Value(3)    Benefit
   1        $ 1,391     $  894    $    0     $100,000   $   957    $     0    $100,000   $ 1,021    $     0    $100,000
   2          2,852      1,756       196      100,000     1,938        378     100,000     2,128        568     100,000
   3          4,386      2,580     1,020      100,000     2,936      1,376     100,000     3,323      1,760     100,000
   4          5,996      3,364     1,804      100,000     3,951      2,391     100,000     4,614      3,054     100,000
   5          7,688      4,102     2,542      100,000     4,975      3,415     100,000     6,003      4,443     100,000
   6          9,463      4,794     3,390      100,000     6,011      4,607     100,000     7,502      6,098     100,000
   7         11,328      5,435     4,188      100,000     7,052      5,804     100,000     9,118      7,870     100,000
   8         13,285      6,033     4,941      100,000     8,107      7,015     100,000    10,870      9,778     100,000
   9         15,341      6,580     5,644      100,000     9,168      8,232     100,000    12,767     11,832     100,000
  10         17,499      7,079     6,299      100,000    10,239      9,459     100,000    14,828     14,048     100,000
  15         30,021      8,769     8,769      100,000    15,674     15,674     100,000    28,261     28,261     100,000
  20         46,003      8,684     8,684      100,000    20,917     20,917     100,000    49,487     49,487     100,000
  25         66,400      4,320     4,320      100,000    23,727     23,727     100,000    84,034     84,034     100,000
  30         92,433          0(4)       0(4)        0(4)  21,361    21,361     100,000   142,104    142,104     152,051


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



(4) In the absence of additional premium payments, the Policy will lapse.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 45


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 1


                         $1,325 ANNUAL PLANNED PREMIUM


                          ASSUMING GUARANTEED CHARGES



                               0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                           Gross Investment Return         Gross Investment Return           Gross Investment Return
                           -----------------------         -----------------------           -----------------------
End of    Accumulated              Cash                             Cash                              Cash
Policy     Premiums     Policy   Surrender    Death     Policy    Surrender    Death      Policy    Surrender    Death
Year(1)       (2)       Value    Value(3)    Benefit     Value    Value(3)    Benefit     Value     Value(3)    Benefit
   1        $ 1,391     $  894    $    0     $100,000   $   957    $     0    $100,000   $  1,021   $      0    $100,000
   2          2,852      1,699       139      100,000     1,879        319     100,000      2,067        508     100,000
   3          4,386      2,466       906      100,000     2,816      1,256     100,000      3,196      1,636     100,000
   4          5,996      3,195     1,635      100,000     3,766      2,206     100,000      4,413      2,853     100,000
   5          7,688      3,881     2,321      100,000     4,727      3,167     100,000      5,725      4,165     100,000
   6          9,463      4,525     3,121      100,000     5,699      4,295     100,000      7,141      5,737     100,000
   7         11,328      5,121     3,873      100,000     6,676      5,428     100,000      8,668      7,420     100,000
   8         13,285      5,662     4,570      100,000     7,652      6,560     100,000     10,311      9,219     100,000
   9         15,341      6,145     5,209      100,000     8,623      7,687     100,000     12,079     11,143     100,000
  10         17,499      6,563     5,783      100,000     9,581      8,801     100,000     13,981     13,201     100,000
  15         30,021      7,479     7,479      100,000    13,974     13,974     100,000     25,947     25,947     100,000
  20         46,003      5,604     5,604      100,000    16,802     16,802     100,000     43,808     43,808     100,000
  25         66,400          0(4)      0(4)   100,000(4) 15,615     15,615     100,000     72,260     72,260     100,000
  30         92,433          0(5)      0(5)         0(5)  5,050      5,050     100,000    121,959    121,959     130,437


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



(4) Provided the Minimum Premium Requirement has been met, the death benefit guarantee will have kept the Policy in force until this point, i.e. the policy anniversary on which the life insured is 70 years old, at which time the death benefit guarantee will expire and in the absence of additional premium payments the Policy will lapse.



(5) In the absence of additional premium payments, the Policy will lapse.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 45


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 2


                         $1,325 ANNUAL PLANNED PREMIUM


                            ASSUMING CURRENT CHARGES


                                  0% Hypothetical                         6% Hypothetical
                              Gross Investment Return                 Gross Investment Return
                              -----------------------                 -----------------------
End of    Accumulated              Cash                                    Cash
Policy     Premiums     Policy   Surrender        Death        Policy    Surrender        Death
Year(1)       (2)       Value    Value(3)        Benefit        Value    Value(3)        Benefit
   1        $ 1,391     $  891    $    0     $       100,891   $   954    $     0    $       100,954
   2          2,852      1,748       188             101,748     1,929        369            101,929
   3          4,386      2,562     1,002             102,562     2,916      1,356            102,916
   4          5,996      3,334     1,774             103,334     3,915      2,355            103,915
   5          7,688      4,055     2,495             104,055     4,917      3,357            104,917
   6          9,463      4,726     3,322             104,726     5,923      4,519            105,923
   7         11,328      5,341     4,093             105,341     6,926      5,678            106,926
   8         13,285      5,908     4,816             105,908     7,931      6,839            107,931
   9         15,341      6,418     5,482             106,418     8,931      7,995            108,931
  10         17,499      6,873     6,093             106,873     9,926      9,146            109,926
  15         30,021      8,253     8,253             108,253    14,701     14,701            114,701
  20         46,003      7,673     7,673             107,673    18,486     18,486            118,486
  25         66,400      2,651     2,651             102,651    18,032     18,032            118,032
  30         92,433          0(4)      0(4)                0(4)  9,776      9,776            109,776

                12% Hypothetical
            Gross Investment Return
            -----------------------
End of               Cash
Policy   Policy    Surrender    Death
Year(1)   Value    Value(3)    Benefit
   1     $ 1,018    $     0    $101,018
   2       2,118        558     102,118
   3       3,300      1,740     103,300
   4       4,571      3,011     104,571
   5       5,931      4,371     105,931
   6       7,389      5,985     107,389
   7       8,948      7,700     108,948
   8      10,625      9,533     110,625
   9      12,423     11,487     112,423
  10      14,355     13,575     114,355
  15      26,426     26,426     126,426
  20      43,656     43,656     137,030
  25      65,820     66,820     165,820
  30      93,010     93,010     193,010


---------------


(1)All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3)Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



(4)In the absence of additional premium payments, the Policy will lapse.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


                          MALE NON-SMOKER ISSUE AGE 45


                  $100,000 FACE AMOUNT DEATH BENEFIT OPTION 2


                         $1,325 ANNUAL PLANNED PREMIUM


                          ASSUMING GUARANTEED CHARGES



                               0% Hypothetical                 6% Hypothetical                  12% Hypothetical
                           Gross Investment Return         Gross Investment Return          Gross Investment Return
                           -----------------------         -----------------------          -----------------------
End of    Accumulated              Cash                             Cash                             Cash
Policy     Premiums     Policy   Surrender    Death     Policy    Surrender    Death     Policy    Surrender    Death
Year(1)       (2)       Value    Value(3)    Benefit     Value    Value(3)    Benefit     Value    Value(3)    Benefit
   1        $ 1,391     $  891    $    0     $100,891   $   954    $     0    $100,954   $ 1,018    $     0    $101,018
   2          2,852      1,690       130      101,690     1,869        309     101,869     2,056        496     102,056
   3          4,386      2,447       887      102,447     2,793      1,233     102,793     3,169      1,610     103,169
   4          5,996      3,161     1,601      103,161     3,725      2,166     103,725     4,364      2,804     104,364
   5          7,688      3,829     2,269      103,829     4,662      3,102     104,662     5,644      4,084     105,644
   6          9,463      4,451     3,047      104,451     5,602      4,198     105,602     7,016      5,612     107,016
   7         11,328      5,018     3,770      105,018     6,537      5,289     106,537     8,482      7,234     108,482
   8         13,285      5,527     4,435      105,527     7,461      6,369     107,461    10,045      8,953     110,045
   9         15,341      5,971     5,035      105,971     8,366      7,430     108,366    11,706     10,770     111,706
  10         17,499      6,342     5,562      106,342     9,243      8,463     109,243    13,468     12,688     113,468
  15         30,021      6,915     6,915      106,915    12,895     12,895     112,895    23,894     23,894     123,894
  20         46,003      4,532     4,532      104,532    14,069     14,069     114,069    37,030     37,030     137,030
  25         66,400          0(4)      0(4)   100,000(4)  9,768      9,768     109,768    51,794     51,794     151,794
  30         92,433          0(5)      0(5)         0(5)      0(4)       0(4)       0(4)  65,023     65,023     165,023


---------------


(1) All values shown are as of the end of the policy year indicated and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Guaranteed Interest Account.



(2) Assumes net interest of 5% compounded annually.



(3) Provided the Minimum Premium Requirement has been and continues to be met, the death benefit guarantee will keep the Policy in force until the policy anniversary on which the life insured is 70 years old, or two years after the policy date if later, except for Policies issued in Massachusetts. The death benefit guarantee for Policies issued in Massachusetts will expire five years after the policy date.



(4) Provided the Minimum Premium Requirement has been met, the death benefit guarantee will have kept the Policy in force until this point, i.e. the policy anniversary on which the life insured is 70 years old, at which time the death benefit guarantee will expire and in the absence of additional premium payments the Policy will lapse.



(5) In the absence of additional premium payments, the Policy will lapse.



THE POLICY VALUE, CASH SURRENDER VALUE AND THE DEATH BENEFIT WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICYOWNER, AND THE INVESTMENT RETURNS FOR THE FUNDS OF MANUFACTURERS INVESTMENT TRUST. THE POLICY VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                          [MANULIFE FINANCIAL LOGO]

                           PART II. OTHER INFORMATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The Manufacturers Life Insurance Company of America hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:
     The facing sheet;

     The Prospectus, consisting of 106 pages;

     Representation pursuant to Section 26 of the Investment Company Act of
       1940;
     The signatures;
     Written consents of the following persons:
             Jones & Blouch L.L.P.
             Ernst & Young LLP

             Brian R. Koop


The following exhibits are filed herewith or are incorporated herein by reference to the designated filings:

1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

 A(1) Resolutions of Board of Directors of The Manufacturers Life Insurance Company of America establishing Separate Account Four, previously filed as Exhibit A(1) to Registrant's registration statement on Form S-6, April 24, 1987.

 A(3)(a)(i)  Distribution Agreement between The Manufacturers Life Insurance
             Company of America and ManEquity, Inc., previously filed as Exhibit
             (A)(3)(a) to Pre-Effective Amendment No. 1, August 13, 1987.

A(3)(a)(ii)  Amendment to Distribution Agreement, previously filed as Exhibit
             A(3)(a)(ii) to Post-Effective Amendment No. 9, February 28, 1992.

A(3)(b)(i)   Specimen agreement between ManEquity, Inc. and registered
             representatives, previously filed as Exhibit A(3)(b)(i) to Post-Effective Amendment No.9, February 28, 1992.

A(3)(b)(ii)  Specimen agreement between ManEquity, Inc. and dealers, previously filed as Exhibit A(3)(b)(ii) to Post-Effective Amendment No. 11, February 26, 1993.

A(3)(c) Schedule of Sales Commissions, previously filed as Exhibit A(3)(c) to Post-Effective Amendment No. 9, February 28, 1992.
A(5)(a) Form of Flexible Premium Variable Life Insurance Policy, as amended, previously filed as Exhibit A(5) to Pre-Effective Amendment No. 2, November 19, 1987.

A(5)(b) Endorsement to Flexible Premium Variable Life Insurance Policy, previously filed as Exhibit A(5)(b) to Post-Effective Amendment No. 9, February 28, 1992.

A(5)(c)      Endorsement to Flexible Premium Variable Life Insurance
             Policy re redomestication, previously filed as Exhibit A(5)(c) to Post-Effective Amendment No. 11, February 26, 1993.

A(5)(d) Endorsement No. 770-9ua to Flexible Premium Variable Life Insurance Policy, previously filed as Exhibit A(5)(d) to Post-Effective Amendment No. 23, April 30, 1997.**

A(6)(a) Restated Articles of Redomestication of the Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit 3(a)(i) to Post Effective Amendment No. 6 to the Registration Statement on Form S-1 filed by The Manufacturers Life Insurance Company of America on December 9, 1996 (File No. 33-57020).**

A(6)(b) By-Laws of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit (3)(b)(i) to Post Effective Amendment No. 6 to the Registration Statement on Form S-1 filed by The Manufacturers Life Insurance Company of America on December 9, 1996 (File No. 33-57020)**


A(8)(a) Service Agreement between The Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company, previously filed as Exhibit 1.A(8)(a) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 of Separate Account One of The Manufacturers Life Insurance Company of America (File No. 2-88607), March 2, 1989.

A(8)(a)(i)   Amendment to Service Agreement, previously filed as Exhibit
             A(8)(a)(i) to Post-Effective Amendment No. 11, February 26, 1993.

A(8)(a)(ii)  Amendments to Service Agreement: May 31, 1993 and June 30, 1993.
             Previously filed as Exhibit A(8)(a)(ii) to Post-Effective Amendment No. 13, March 1, 1994.

A(8)(b) Stoploss Reinsurance Agreement between The Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company, previously filed as Exhibit A(8)(b) to Pre-Effective Amendment No. 1, August 13, 1987.

A(8)(c) Automatic Coinsurance Agreement between The Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company, previously filed as Exhibit (7) to Pre-Effective Amendment No. 1 to the registration statement on Form N-4 of Separate Account Two of The Manufacturers Life Insurance Company of America (File No. 33-14499), September 4, 1987.

A(8)(d) Service Agreement between The Manufacturers Life Insurance Company and ManEquity, Inc. dated January 2, 1991 as amended March 1, 1994, previously filed as Exhibit A(8)(d) to Post-Effective Amendment No. 14, April 26, 1994.

A(10)(a) Form of Application for Flexible Premium Variable Life Insurance Policy, previously filed as Exhibit A(10)(a) to Post Effective Amendment No. 20, April 26, 1996.**

A(10)(b) Form of Streamlined Application for Flexible Premium Variable Life Insurance Policy, previously filed as Exhibit A(10)(b) to Post-Effective Amendment No. 5, March 2, 1990.

A(10)(c) Form of Short Form Application for Flexible Premium Variable Life Insurance Policy, previously filed as Exhibit A(10)(c) to Post-Effective Amendment No. 5, March 2, 1990.

A(10)(d) Form of Application Supplement for Flexible Premium Variable Life Insurance Policy, previously filed as Exhibit A(10)(d) to Post-Effective Amendment No. 22, December 23, 1996.**

2.           See Exhibit A(5).

3. Opinion and consent of James D. Gallagher, Esq., General Counsel of The Manufacturers Life Insurance Company of America, previously filed as Exhibit 3 to Post-Effective Amendment
             No. 22, December 23, 1996.**

4. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

5.           Not applicable.


6. Opinion and consent of Brian R. Koop actuary of The Manufacturers Life Insurance Company of America.**


7. Form of notice of short term cancellation right and request for refund, previously filed as Exhibit 7 to pre-Effective Amendment No. 1, August 13, 1987.

8(a). Form of notice of right of surrender and refund, previously filed as Exhibit 8 to Pre-Effective Amendment No. 1, August 13, 1987.

8(b). Form of notice of right of surrender and refund (face amount increase), previously filed as Exhibit 8(b) to Post-Effective Amendment No. 9, February 28, 1992.

9. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, previously filed as Exhibit
             9 to Post-Effective Amendment No. 21, October 31, 1996.**

10.          Consent of Ernst & Young LLP.**

11.          Consent of Jones & Blouch L.L.P.**


12. Power of Attorney. Incorporated by reference to Exhibit 12 to Post Effective Amendment No. 10 to the Registration Statement on Form S-6 filed by The Manufacturers Life Insurance Company of America on February 28, 1997 (File No. 33-52310)






** Filed Electronically

SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 the registrant, SEPARATE ACCOUNT FOUR OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, and the depositor, THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA, certify that the registrant meets all of the requirements for effectiveness of this amended registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amendment to the registration statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of the depositor to be hereunto affixed and attested, all in the City of Toronto, Province of Ontario, Canada, on the 27th day of April, 1998.



                           SEPARATE ACCOUNT FOUR OF THE
                           MANUFACTURERS LIFE INSURANCE
                           COMPANY OF AMERICA
                           --------------------------------
                           (Registrant)

                           By: THE MANUFACTURERS LIFE
                           INSURANCE COMPANY OF AMERICA
                           ----------------------------
                           (Depositor)

                           By: /s/ Donald A. Guloien
                               -----------------------------
                               DONALD A. GULOIEN
                               President


 [SEAL]                    THE MANUFACTURERS LIFE INSURANCE
                           COMPANY OF AMERICA

                           By: /s/ Donald A. Guloien
                               -----------------------------
                           DONALD A. GULOIEN
                           President

Attest

/s/ James D. Gallagher
----------------------
JAMES D. GALLAGHER
Secretary

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed by the following persons in the capacities indicated on this 27th day of April 1998.





 Signature                        Title                               Date
-----------                      -------                             ------


          *                  Chairman and Director
----------------------                                        ---------------------
JOHN D. RICHARDSON

          *                  President and Director
----------------------       (Principal Executive Officer)     ---------------------
DONALD A. GULOIEN


          *                  Director
----------------------                                        ---------------------
SANDRA M. COTTER


/s/ James D. Gallagher       Director                             APRIL 27, 1998
----------------------                                        ---------------------
JAMES D. GALLAGHER


          *                  Director
----------------------                                        ---------------------
BRUCE GORDON


          *                  Director
----------------------                                        ---------------------
JOSEPH J. PIETROSKI


          *                  Director                         ----------------------
----------------------
THEODORE KILKUSKIE, JR.


          *                  Vice President, Finance
----------------------       (Principal Financial and         ----------------------
DOUGLAS H. MYERS             Accounting Officer)


* /s/ James D. Gallagher                                        APRIL 27, 1998
 ----------------------                                       ----------------------
JAMES D. GALLAGHER
Pursuant to Power of Attorney

EXHIBIT INDEX


                                                    Page in Sequential
                                                    Numbering System
                                                    Where Exhibit Located
Exhibit No.        Description






99.1-A(1)          Resolutions of Board            Previously filed as
                   of Directors of The             Exhibit A(1) to Registrant's
                   Manufacturers Life              registration statement on
                   Insurance Company of            Form S-6, April 24, 1987.
                   America establishing
                   Separate Account Four

99.1-A(3)(a)(i)    Distribution Agreement          Previously filed as
                   between The Manufacturers       Exhibit (A)(3)(a) to
                   Life Insurance Company of       Pre-Effective Amendment
                   America and ManEquity, Inc.     No. 1, August 13, 1987.

99.1-A(3)(a)(ii)   Amendment to Distribution       Previously filed as
                   Agreement.                      Exhibit A(3)(a)(ii) to
                                                   Post-Effective Amendment
                                                   No.9, February 28, 1992.

99.1-A(3)(b)(i)    Specimen agreement              Previously filed as
                   between ManEquity, Inc.         Exhibit A(3)(b)(i) to
                   and registered repre-           Post-Effective Amendment
                   sentatives.                     No. 9, February 28, 1992.

99.1-A(3)(b)(ii)   Specimen agreement              Previously filed as
                   between ManEquity, Inc.         Exhibit A(3)(b)(ii) to
                   and dealers.                    Post-Effective Amendment
                                                   No. 11, February 26, 1993.

99.1-A(3)(c)       Schedule of Sales               Previously filed as
                   Commissions.                    Exhibit A(3)(c) to
                                                   Post-Effective Amendment
                                                   No. 9, February 28, 1992.

99.1-A(5)(a)       Form of Flexible Premium        Previously filed as
                   Variable Life Insurance         Exhibit A(5) to Pre-
                   Policy, as amended              Effective Amendment
                                                   No. 2, November 19, 1987.

99.1-A(5)(b)       Endorsement to Flexible         Previously filed as
                   Premium Variable Life           Exhibit A(5)(b) to Post-
                   Insurance Policy.               Effective Amendment
                                                   No. 9, February 28, 1992.


1-A(5)(c)       Endorsement to Flexible            Previously filed as
                   Premium Variable Life           Exhibit A(5)(c) to Post-
                   Insurance Policy re             Effective Amendment No.
                   redomestication.                11, February 26, 1993.

99.1-A(5)(d)       Endorsement No. 770-9ua         Previously filed as
                   to Flexible Premium             Exhibit A(5)(d) to Post-
                   Variable Life                   Effective Amendment No.
                   Insurance Policy.**             23, April 30, 1997.

99.1-A(6)(a)       Restated Articles of               Incorporated by reference
                   Redomestication of The             to Exhibit 3(a)(i) to Post
                   Manufacturers Life                 Effective Amendment No. 6
                   Insurance Company of               to the Registration
                   America. * *                       Statement on Form S-1
                                                      filed by The
                                                      Manufacturers Life
                                                      Insurance Company
                                                      of America on December 9,
                                                      1996 (File No. 33-57020).

99.1-A(6)(b)       By-Laws of The Manufacturers       Incorporated by reference
                   Life Insurance Company of          to Exhibit (3)(b)(i) to
                   America. **                        Post Effective Amendment
                                                      No. 6 to the Registration
                                                      Statement on Form S-1
                                                      filed by The
                                                      Manufacturers Life
                                                      Insurance Company of
                                                      America on December 9,
                                                      1996 (File No. 33-57020).

99.1-A(8)(a)       Service Agreement between          Previously filed as
                   The Manufacturers Life             Exhibit 1.A(8)(a) to
                   Insurance Company of               Post-Effective Amendment
                   America and The Manufacturers      No. 7 to the registration
                   Life Insurance Company.            statement on Form N-4 of
                                                      Separate Account One of
                                                      The Manufacturers Life
                                                      Insurance Company of
                                                      America (File No.
                                                      2-88607), March 2, 1989.

99.1-A(8)(a)(i)    Amendment to Service               Previously filed as
                   Agreement                          Exhibit A(8)(a)(i) to
                                                      Post-Effective Amendment
                                                      No. 11, February 26, 1993.

99.1-A(8)(a)(ii)   Amendments to Service              Previously filed as
                   Agreement:                         May 31, 1993 Exhibit
                   and June 30, 1993                  A(8)(ii) to
                                                      Post-Effective Amendment
                                                      No. 13, March 1, 1994.

99.1-A(8)(b)       Stoploss Reinsurance               Previously filed as
                   Agreement between The              Exhibit A(8)(b) to
                   Manufacturers Life                 Pre-Effective Amendment
                   Insurance Company of               No. 1, August 13, 1987.
                   America and The Manufacturers
                   Life Insurance
                   Company.


99.1-A(8)(c)       Automatic Coinsurance              Previously filed as
                   Agreement between The              Exhibit (7) to Pre-
                   Manufacturers Life                 Effective Amendment
                   Insurance Company of               No. 1 to the registration
                   America and The Manufacturers      statement on Form N-4
                   Life Insurance Company.            of Separate Account Two
                                                      of The Manufacturers
                                                      Life Insurance Company
                                                      of America (File
                                                      No. 33-14499),
                                                      September 4, 1987.

99.1-A(8)(d)       Service Agreement between          Previously filed as
                   between The Manufacturers          Exhibit A(8)(d) to Post-
                   Life Insurance Company and         Effective Amendment
                   ManEquity, Inc. dated              No. 14, April 26, 1994.
                   January 2, 1991 as amended
                   March 1, 1994.

99.1-A(10)(a)      Form of Application for            Previously filed as
                   Flexible Premium Variable          Exhibit A(10)(a) to Post
                   Life Insurance Policy. **          Effective Amendment No.
                                                      20, April 26, 1996.

99.1-A(10)(b)      Form of Streamlined                Previously filed as
                   Application for Flexible           Exhibit A(10)(b) to Post
                   Premium Variable Life              Effective Amendment No.
                   Insurance Policy. **               5, March 2, 1990.

99.1-A(10)(c)      Form of Short Form                 Previously filed as
                   Application for Flexible           Exhibit A(10)(c) to
                   Premium Variable Life              Post-Effective Amendment
                   Insurance Policy.                  No. 5, March 2, 1990.

99.1-A(10)(d)      Form of Application                Previously filed as
                   Supplement for Flexible            Exhibit A(10)(d) to
                   Premium Variable Life              Post-Effective Amendment
                   Insurance Policy. **               No. 22, December 23, 1996.

99.2.              See Exhibit A(5).

99.3.              Opinion and consent of             Previously filed as
                   James D. Gallagher, Esq.,          Exhibit 3 to
                   General Counsel of The             Post-Effective Amendment
                   Manufacturers Life Insurance       No. 22, December 23, 1996.
                   Company of America. * *

99.4.              No financial statements
                   are omitted from the
                   prospectus pursuant to instruction
                   1(b) or (c) of Part I.

99.5.              Not applicable.


99.6.              Opinion and consent of
                   Brian R. Koop actuary
                   of The Manufacturers
                   Life Insurance Company of
                   America.**


99.7.              Form of notice of short-           Previously filed as
                   term cancellation right            Exhibit 7 to Post-
                   and request for refund.            Effective Amendment
                                                      No. 9, February 28, 1992.

99.8(a).           Form of notice of right            Previously filed as
                   of surrender and refund.           Exhibit 8 to Pre-
                                                      Effective Amendment No.
                                                      1, August 13, 1987.
99.8(b).           Form of notice of right            Previously filed as
                   of surrender and refund            Exhibit 8(b) to Post-
                   (face amount increase).            Effective Amendment
                                                      No. 9, February 28, 1992.

99.9.              Memorandum Regarding               Previously filed as
                   Issuance, Face Amount              Exhibit 9 to Post-
                   Increase, Redemption               Effective Amendment
                   and Transfer Procedures            No. 21, October 31, 1996.
                   for the Policies**


99.12.             Power of Attorney**                Incorporated by reference
                                                      to Exhibit 12 to Post
                                                      Effective Amendment
                                                      No. 10 to the Registration
                                                      Statement on Form S-6
                                                      filed by The Manufacturers
                                                      Life Insurance Company of
                                                      America on February 28,
                                                      1997 (File No. 33-52310.



99.C1.             Consent of Ernst &
                   Young LLP.

99.C6.             Consent of Jones &
                   Blouch L.L.P.


** Filed Electronically.